                                                          Annual Report

                                                          as of October 31, 1999


Evergreen International and Global Growth Funds



                           [LOGO OF EVERGREEN FUNDS]

                                Table of Contents

Letter to Shareholders ...................................................   1

Evergreen Emerging Markets Growth Fund

   Fund at a Glance ......................................................   2

   Portfolio Manager Interview ...........................................   3

Evergreen Global Leaders Fund

   Fund at a Glance ......................................................   7

   Portfolio Manager Interview ...........................................   8

Evergreen Global Opportunities Fund

   Fund at a Glance ......................................................  11

   Portfolio Manager Interview ...........................................  12

Evergreen International Growth Fund

   Fund at a Glance ......................................................  15

   Portfolio Manager Interview ...........................................  16

Evergreen Latin America Fund

   Fund at a Glance ......................................................  19

   Portfolio Manager Interview ...........................................  20

Evergreen Perpetual International Fund
(formerly Mentor Perpetual International Portfolio)

   Fund at a Glance ......................................................  24

   Portfolio Manager Interview ...........................................  25

Evergreen Precious Metals Fund

   Fund at a Glance ......................................................  28

   Portfolio Manager Interview ...........................................  29

Financial Highlights

   Evergreen Emerging Markets Growth Fund ................................  31

   Evergreen Global Leaders Fund .........................................  33

   Evergreen Global Opportunities Fund ...................................  35

   Evergreen International Growth Fund ...................................  37

   Evergreen Latin America Fund ..........................................  39

   Evergreen Perpetual International Fund ................................  41

   Evergreen Precious Metals Fund ........................................  43

Schedule of Investments

   Evergreen Emerging Markets Growth Fund ................................  45

   Evergreen Global Leaders Fund .........................................  49

   Evergreen Global Opportunities Fund ...................................  52

   Evergreen International Growth Fund ...................................  55

   Evergreen Latin America Fund ..........................................  59

   Evergreen Perpetual International Fund ................................  61

   Evergreen Precious Metals Fund ........................................  66

Statements of Assets and Liabilities .....................................  68

Statements of Operations .................................................  69

Statements of Changes in Net Assets ......................................  70

Combined Notes to Financial Statements ...................................  72

Independent Auditors' Report .............................................  85

Additional Information (unaudited) .......................................  86


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

              ------------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
              ------------------------------------------------------------------

                          Evergreen Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 December 1999

[PHOTO OF WILLIAM M. ENNIS]

William M. Ennis
President and CEO

Dear Shareholders,

We are pleased to provide the Evergreen International and Global Growth Funds annual report, which covers the twelve-month period ended October 31, 1999.

U.S. Economy Acts as Engine for Global Economic Growth

The global economy recovered strongly during the twelve-month period after the financial problems that precipitated the crisis in Asia, Russia and Latin America during 1998. Almost all the world's economies rebounded to their pre-crisis levels with the U.S. economy leading the way.

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks.

By the 3rd quarter of 1999, rising interest rates dampened performance of stocks across the board. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted an October sell-off. The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure.

Around the world, emerging markets recovered, particularly in Asia, where Japan was finally able to climb out of its protracted recession. Economic growth in Europe accelerated as a result of a number of positive economic factors, including rising consumer spending and increased corporate restructuring; however, deterioration in the value of the euro held back returns for foreign investors. Latin American markets recovered substantially during the period, although volatility continued there. Overall, our outlook is positive for the U.S., Europe, Latin America and Asia.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company


/1/The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                         Emerging Markets Growth Fund
                    Fund at a Glance as of October 31, 1999

"We see the potential for continued revival and growth in emerging markets."

                                  Portfolio
                                  Management

                     Francis Claro           Antonio Docal
                    Tenure: May 1999       Tenure: May 1999



                     Liu-Er Chen            Eleanor Marsh
                    Tenure: May 1999       Tenure: May 1999



--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 1999 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

International investing involves increased risk and volatility.


--------------------------------------------------------------------------------
                            Performance and Returns2
--------------------------------------------------------------------------------

Portfolio Inception Date: 9/6/1994    Class A     Class B    Class C    Class Y
Class Inception Date                 9/6/1994    9/6/1994   9/6/1994   9/6/1994
Average Annual Returns*
1 year with sales charge              12.60%      12.32%     16.60%       n/a
1 year w/o sales charge               18.16%      17.32%     17.60%     18.57%
3 years                                2.54%       2.39%      3.41%      4.53%
5 years                               -0.67%      -0.89%     -0.47%      0.57%
Since Portfolio Inception             -1.66%      -1.67%     -1.47%     -0.46%
Maximum Sales Charge                   4.75%       5.00%      1.00%       n/a
                                     Front End     CDSC       CDSC
12-month income dividends
per share                             $0.01       $0.01      $0.01      $0.02

* Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                       MSCI EAFE     Evergreen Emerging        MSCI Emerging
             CPI         Index        Mkts Growth A            Markets Free
 9/30/94   10,000       10,000              9,522                10,000
10/31/94   10,007       10,335              9,250                 9,795
10/31/95   10,288       10,328              7,700                 7,725
10/31/96   10,596       11,444              8,305                 8,121
10/31/97   10,817       12,007              9,805                 7,284
10/31/98   10,977       13,202              7,945                 5,023
10/31/99   11,292       16,287              9,387                 7,559


Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCIEAFE) and the Consumer Price Index (CPI).

The MSCI EMF and the MSCI EAFE are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                         Emerging Markets Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended October 31, 1999, the Evergreen Emerging Markets Growth Fund Class A shares had a total return of 18.16%. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) had a return of 44.63%. The median return of mutual funds in the Emerging Markets Fund Category was 35.75%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

While the Fund's performance lagged the emerging market benchmarks for the full twelve-month period, the Fund outperformed both the MSCI EMF and the Lipper funds average during the final five months of the fiscal year, as the new management team repositioned the portfolio. At the start of the fiscal period, the Fund's conservative posture, with a 38% cash position, held back performance during a period in which emerging market stocks appreciated rapidly. That conservative posture, however, had helped the Fund outperform the benchmarks during the extreme volatility of 1997 and 1998. Going forward, the management team intends to keep the Fund fully invested in the markets of developing nations as represented in the MSCI EMF Index.


                                   Portfolio
                                Characteristics
                              ------------------
                              (as of 10/31/1999)


Total Net Assets                                                    $65,237,913

Number of Holdings                                                          159


What was the investment environment like during the twelve-month period?


Most emerging markets recovered from the financial crisis of the previous two years. In Asia, where the crisis began in the summer of 1997, economies came back strongly, although at different rates of growth. In South Korea, rapid economic growth helped the economy and the equity market recover to pre-crisis levels. In Taiwan, strong growth in technology industries fueled stock performance early in 1999, although the market was held back later in the period because of political tensions with China and concern about the effect an earthquake might have had on the semiconductor industry. In Latin America, the largest, blue-chip companies in the region's biggest economies--Mexico and Brazil--led the revival.



What factors contributed to the recovery in emerging markets?


First, there was a growing belief that the global economy was healing. The United States appeared to be heading to a "soft landing" of moderate economic growth after a period in which investors worried that excessive growth would lead to inflation and then to recession. Meanwhile, economic growth in Europe was accelerating, while Japan began to climb out of its prolonged recession. Emerging markets finally began to pull out of recession and to recover from the currency devaluations of 1997 and 1998. The emerging nations were helped by the strong support of the International Monetary Fund (IMF) and the world's industrialized economies. All these factors together worked to stabilize emerging market economies, which began to grow again in 1999.

                                   EVERGREEN
                         Emerging Markets Growth Fund
                          Portfolio Manager Interview


Second, commodity prices increased. The price of a barrel of oil increased, as did the prices of copper and other metals. Many emerging market economies are producers of commodities and benefit with higher commodity prices.

Third, Gross Domestic Product (GDP) growth accelerated. In South Korea, GDP is expected to grow by 9% for 1999, while GDP growth in Latin America started climbing from a 1.1% rate in 1998 and continues to rise towards an anticipated rate of more than 4% in 2000. Even those economies that did not grow substantially appeared to stabilize after the downward spiral that began in 1997.

Fourth, corporate earnings rose. Profits were driven by the revenue growth that accompanies faster economic growth. After the economic crisis of 1997 and 1998, many manufacturing, mining and retailing companies in emerging markets had excess capacity, which meant that they could absorb substantial increases in business revenues without making major capital investments. The result was higher earnings.

Fifth, stock valuations were attractive. Not only did stock prices appear cheap in relation to the valuations in developed economies, but they also appeared attractive in relation to historical patterns in emerging markets.

Finally, money flows increased in the region. International investment institutions allocated more money to emerging markets after witnessing strong rallies in emerging markets throughout the world.


Can you explain the continuing volatility in the region?


While these factors all contributed to the strengthened environment for emerging market investing, market volatility did not disappear. Some concerns were related to regional issues, such as tensions between Taiwan and China, while others were related to general concerns about the extent of the global economic recovery. In particular, international investors watched events in the United States, worried that anti-inflationary steps by the Federal Reserve Board could restrict the flow of capital to emerging markets. By the end of the twelve-month period, however, it appeared that the U.S. Federal Reserve would limit its rate increases to three and that the U.S. economy would have a "soft landing" without falling into recession.


What strategies did the investment team employ in managing the Fund?


We positioned the Fund's portfolio to be broadly reflective of the world's emerging markets, with the largest allocations to the biggest, most liquid economies: Korea, Taiwan, Mexico, Brazil, India and South Africa. We have become much more aggressive in our willingness to take advantage of the growth opportunities in emerging markets, emphasizing investments in Asia and Latin America, while de-emphasizing markets in Europe, the Middle East and Africa. We have lowered the Fund's cash position to just 2% of net assets.


                               Top 10 Countries
                   ----------------------------------------
                  (as a percentage of 10/31/1999 net assets)


 Korea                                                                  15.0%
 Taiwan                                                                 11.3%
 Mexico                                                                 11.2%
 Brazil                                                                  8.6%
 India                                                                   7.9%
 South Africa                                                            7.7%
 Greece                                                                  4.3%
 Turkey                                                                  3.9%
 Indonesia                                                               3.3%
 Israel                                                                  3.1%

                                   EVERGREEN
                         Emerging Markets Growth Fund
                          Portfolio Manager Interview


We emphasize individual stock analysis and selection. During the past twelve months, members of the investment team have made on-site visits to companies in Taiwan, South Korea, Hong Kong, Singapore, Malaysia, China, Brazil, Argentina, Mexico, Chile, South Africa, Russia, Turkey, Egypt, Poland, Hungary, Israel and Greece. While each stock is chosen individually, in the aggregate the Fund's portfolio has the largest concentrations in the fast-growing telecommunications industry, followed by banking, electronics and the beverages and tobacco industry.


                               Top 5 Industries
                    --------------------------------------
                  (as a percentage of 10/31/1999 net assets)

Telecommunications                                                       24.5%
Banking                                                                  16.2%
Electronic Components                                                     9.4%
Beverages & Tobacco                                                       5.4%
Multi-Industry                                                            4.7%


What are some of the investments that illustrate your strategies?


Many of our most successful investments are related to technology and are found in the largest, most liquid of the emerging markets.

The Fund's largest holding at the end of the year was Telefonos de Mexico SA, or Telmex. It is Mexico's largest telephone company, with dominant market positions in both the fixed-wire and wireless markets. Telmex has aggressively defended its market share in the traditional telephone business, even as utility deregulation has come to Mexico, while increasing its share in the rapidly expanding wireless business. Moreover, it has launched a new, fixed, wireless business that enables it to extend telephone service to regions where the costs of traditional wire service would be prohibited. Telmex also has entered into alliances with major international technology companies to invest in internet operations in Latin America.

Telmex also has maintained an aggressive stock-buyback program during the past year, which has helped support the price of its stock. In the future, Telmex possibly could become part of a global telecommunications consortium.

We also have major telecommunications-related investments in Greece, South Korea, and India.

The Fund's second largest position is in Samsung Electronics of South Korea, a holding we have added to during the period. A major force in electronics, Samsung is a market leader in the manufacture of DRAM memory chips, wireless telephone systems, and new, thin-film transistors called LCDs. Samsung has emerged as a global industry leader, with advanced technology on a par with leading companies in the U.S. and Japan, but with a stock price trading at very attractive valuations. It is one of a number of leading Korean technology companies in which the Fund has invested.

Taiwan Semiconductor, the Fund's third largest holding, is one of the world's leading semiconductor chip suppliers. It has been a primary beneficiary as the U.S. and Japanese technology companies outsourced production.

An interesting investment in a very different industry is Embraer, a Brazilian company, which has become one of the world's dominant regional jet aircraft manufacturers. It gained a majority of the market share of the planes that are replacing turbo-prop aircraft used for commuter and other short-flight commercial routes. Embraer, whose planes have earned a reputation for efficiency and low cost, currently has a backlog of $18 billion in orders from companies such as American Airlines, Continental Airlines, British Airways, Swissair and other leading airlines.

Embraer recently signed partnership agreements with a consortium of French defense contractors and likely will begin manufacturing the Mirage jet fighters for air forces around the world. This agreement marks Embraer's renewed strength in the military as well as the commercial aviation market.

                                   EVERGREEN
                         Emerging Markets Growth Fund
                          Portfolio Manager Interview


                                Top 10 Holdings
                     ------------------------------------
                  (as a percentage of 10/31/1999 net assets)

Telefonos de Mexico SA, ADR "Telmex"                                      4.2%
Samsung Electronics                                                       4.0%
Taiwan Semiconductor                                                      2.6%
Hellenic Telecommunications
Organization SA, GDR                                                      2.0%
Korea Telecom Corp.                                                       1.6%
Mahanagar Telephone Nigam Ltd., GDR                                       1.5%
Korea Electric Power Corp., ADR                                           1.5%
Housing & Commercial Bank                                                 1.3%
Reliance Industries Ltd., GDR, 144A                                       1.3%
Embraer-Empresa Brasileira de Aeronautica SA                              1.3%


What is your outlook for investing in emerging markets?


We see the potential for continued revival and growth in emerging markets. Most of the favorable factors that contributed to the recovery during the past year are still in effect, and most stock valuations still are attractive, especially compared to valuations in the United States. We should point out that investor confidence remains fragile, and we expect short-term volatility to continue in emerging markets.

In Asia, most economies are enjoying significant trade surpluses, especially with Japan and the United States. The region's technology companies are strong competitors in the global markets as well as beneficiaries of the desire of many U.S. companies to outsource production operations. The World Trade Organization Treaty signed by China and the United States in November, 1999 could have a positive impact on many Asian economies. In addition, countries in Southeast Asia tend to be low-tax nations with relatively small deficits that contribute to a favorable business climate.

Latin America continues to be highly influenced by its proximity to the United States, where the economy appears to be heading to a "soft landing" that avoids either a major pickup in inflation or a fallback into recession. Growth is increasing, stock prices remain relatively attractive, and trade with industrialized nations is increasing. Many Latin American companies, particularly in Mexico, are prime beneficiaries of the trend for U.S. corporations to outsource production operations.

In general, we are more optimistic than we have been in several years.

                                  EVERGREEN
                             Global Leaders Fund
                    Fund at a Glance as of October 31, 1999


"In general, we witnessed a period of synchronized global recovery, characterized by general economic growth and a trend of corporations to restructure themselves to improve their productivity."


 Portfolio Management
-----------------------

[PHOTO OF EDWIN D. MISKA]

  Edwin D. Miska, CFA
 Tenure: November 1995

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

International investing involves increased risk and volatility.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 11/1/1995     Class A    Class B    Class C    Class Y

Class Inception Date                   6/3/1996   6/3/1996   6/3/1996  11/1/1995
Average Annual Returns*
1 year with sales charge                16.88%      16.90%     20.95%      n/a
1 year w/o sales charge                 22.74%      21.90%     21.95%    23.19%
3 years                                 13.85%      14.15%     14.88%    16.09%
Since Portfolio Inception               15.24%      15.48%     15.92%    16.95%
Maximum Sales Charge                     4.75%       5.00%      1.00%      n/a
                                      Front End      CDSC       CDSC

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

               Evergreen Global
                  Leaders A           Consumer Price Index     MSCI World
Period End       Market Value           - US Value             Index Value
   6/96             9,527                  10,000                10,000
  10/96             9,876                  10,106                10,218
  10/97            11,346                  10,316                11,980
  10/98            12,460                  10,470                13,860
  10/99            15,294                  10,770                17,370


Comparison of a $10,000 investment in Evergreen Global Leaders Fund, Class A shares/2/, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Global Leaders Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended October 31, 1999, the Evergreen Global Leaders Fund Class A shares had a total return of 22.74%. During the same twelve-month period, the Morgan Stanley Capital International World Index (MSCI World), a commonly used benchmark of world stock market performance, returned 24.91% and the median return of funds in the global fund category was 24.42%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance figures are before deduction of any applicable sales charges.

While the Fund performed well by following its discipline of investing in large-cap industry leaders in the world's most developed economies, its performance lagged that of some benchmarks during a year that rewarded strategies emphasizing emerging markets and small-company stocks.


                                   Portfolio
                                Characteristics
                              ------------------
                              (as of 10/31/1999)

              Total Net Assets                       $444,766,731
              Number of Holdings                              114


What was the environment like during the twelve-month period?

The global economy recovered strongly from the financial problems that had precipitated a crisis in Asia, Russia and Latin America during the previous year. Virtually all financial markets rebounded to their previous, pre-crisis levels, with the U.S. economy leading the way with steady growth, low interest rates, low inflation and rising productivity. In Europe, positive factors included rising consumer spending and an increase in corporate restructuring and cost-cutting programs, but deterioration in the value of the new currency--the euro--held back the returns for foreign investors. Asian markets, which had suffered through the most severe problems from the economic crisis, gradually showed recovery as their currencies stabilized in value and corporations again started growing their revenues and earnings. In general, we witnessed a period of synchronized global recovery, characterized by general economic growth and a trend of corporations to restructure themselves to improve their productivity.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              Merchandising                                 19.3%
              Health & Personal Care                         9.5%
              Financial Services                             9.4%
              Electrical & Electronics                       7.4%
              Food & Household Products                      6.0%


At the end of the year, you continued to have a heavy weighting in the United States, at about 50% of the Fund's net assets. What was your strategy in the U.S.?

We emphasized the United States as the leading economy in the world, home to many of the companies that dominate their industries. Each of our top five domestic investments turned in what we believe was superlative performance. Our largest U.S. holding, Wal-Mart, was up 164% during the twelve-month period; Cisco Systems, the second largest holding, had a return of 135%; and Microsoft, the third largest holding, was up 75%. Citigroup, which had a 74% return during the twelve-month period, and

                                   EVERGREEN
                              Global Leaders Fund
                          Portfolio Manager Interview

General Electric, which returned 55%, were the Fund's fourth and fifth largest U.S. investments. Other top performers in the domestic portion of the portfolio included the broker Charles Schwab, up 168% during the fiscal year; the Tribune Company, parent of the Chicago Tribune and other businesses, up 109%; and Oracle Systems, up 139%.


                               Top 10 Countries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              United States                                 49.5%
              Japan                                          8.4%
              United Kingdom                                 7.4%
              Germany                                        6.0%
              Italy                                          4.9%
              France                                         4.4%
              Netherlands                                    4.4%
              Canada                                         3.2%
              Switzerland                                    2.0%
              Finland                                        1.6%


What were some of the foreign investments that contributed to performance?


Our overall foreign investments performed in line with international benchmarks, rising 19.2% for the twelve months ended October 31, 1999. The conservative mandate of the Fund, which is to focus on larger companies in developed nations, subdued overall return potential as emerging and smaller cap strategies significantly outperformed this year. In addition, the negative impact of foreign currency translations detracted from returns.

We tended to keep our country allocations consistent during the period, although the weighting in Japan increased from 5% to 8% of net assets at the end of the year, partly because we cautiously increased our emphasis in Japan and partly because of the appreciated value of holdings. The Japanese stock market, which has been mired in a slump for most of the decade, seems to be recovering. In fact, two of the Fund's standout performers were Japanese corporations. Seven-Eleven Japan, Inc., a chain of convenience stores, rose 148% during the period; and electronic game company, Nintendo, was up 83%. Our average Japanese stock holding rose by 122% during the fiscal year.

The Fund's investments in Hong Kong also performed well, rising by an average of 22% during the year. Leading performers included Cheung Kong Holdings, a real estate developer with a 33% return, and National Mutual Asia, an insurance company that produced a 27% return for the Fund.

We had a very small position in the Malaysian market because of our concerns about market volatility. Nevertheless, the average stock there rose by 118% during the period.

Our investments in Europe were somewhat disappointing largely because the new, common currency for 11 European nations--the euro--fell in value by 12% since its introduction in January 1999. With about 40% of the Fund's assets invested in Europe, the poor performance of the currency undercut a major part of the gains from stock selection.

Despite the poor performance of the currency, the Fund did have good performance from several European-based stocks, notably Nokia Corp., the Finland-based telecommunications equipment giant, which rose by 148%. In addition, the Fund's investments in France did very well, averaging 21% gains during the fiscal year. The best-performing French holding was the retailer Carrefour, which had a 67% return.

                                   EVERGREEN
                              Global Leaders Fund
                          Portfolio Manager Interview


Investments in Italy also did well, averaging gains of 37%. The best-performing Italian investment for the Fund was eyeglass-frame manufacturer and retailer Luxottica Group, which rose by 112%.

In Ireland, the Fund had just one holding--building materials company CRH Plc--which had a 30% return.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 10/31/1999 net assets)

              Seven-Eleven Japan Co. Ltd.                    5.2%
              Nintendo Co., Ltd.                             3.2%
              Wal-Mart Stores, Inc.                          2.6%
              Cisco Systems, Inc.                            2.5%
              Microsoft Corp.                                2.5%
              Citigroup, Inc.                                2.3%
              General Electric Co.                           2.1%
              Bombardier, Inc., Cl. B                        2.0%
              Benetton Group SpA ADS                         1.7%
              RWE AG                                         1.6%


Were there disappointments?


The Fund's investments in Germany tended to do poorly, losing an average of 17%. Among the more disappointing investments in Germany were the conglomerate RWE, which lost 25.6%, and software company SAP, which was down 19.6%. The investments in Spain, which fell by an average of 24%, and in Switzerland, which lost an average of 11%, also failed to meet expectations.

Despite these disappointing returns from many of our European investments, we remain optimistic about their longer-term prospects. Many companies in Europe are undergoing restructuring programs to improve their efficiency and competitiveness, and we think they have the potential to produce sustained, positive stock performance.


What is your outlook?


Our overall outlook is positive. We see the opportunity for continued strong performance from U.S. holdings, where we have a large group of multinational corporations that should benefit from the strengthening of the global economy. We also believe that many of our European investments have the potential to increase their earnings growth rates as the effects of their restructuring and cost-cutting programs take hold. In Asia, the regional economy continues to improve gradually, and we will be watchful for new opportunities in which to invest.

Our investment strategy continues to rely on a discipline that emphasizes fundamental analysis and individual stock selection. We search for companies that show persistent earnings leadership over a longer period of time and that demonstrate their ability to expand their businesses even as economic conditions change. We believe companies with sound management teams and strong balance sheets should be best positioned to profit from emerging opportunities.

                                  EVERGREEN
                          Global Opportunities Fund
                    Fund at a Glance as of October 31, 1999


"Our investment style is to concentrate on searching for attractive stocks, rather than broad, top-down economic analysis."


                             Portfolio Management
                             --------------------

[PHOTO OF GARY CRAVEN]                                  [PHOTO OF GILMAN GUNN]

     Gary Craven                                              Gilman Gunn
Tenure: January 1998                                       Tenure: June 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

International investing involves increased risk and volatility.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

--------------------------------------------------------------------------------
                            Performance and Returns/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 3/16/1988    Class A    Class B    Class C    Class Y

Class Inception Date                  3/16/1988  2/1/1993   2/1/1993   1/13/1997
Average Annual Returns*
1 year with sales charge                37.20%     38.02%     41.98%      n/a
1 year w/o sales charge                 44.04%     43.02%     42.98%    42.20%
3 years                                  7.79%      7.89%      8.74%     9.65%
5 years                                  8.50%      8.46%      8.73%     9.62%
10 years                                12.47%     12.46%     12.48%    13.04%
Since Inception                         11.73%     11.72%     11.74%    12.22%
Maximum Sales Charge                     4.75%      5.00%      1.00%      n/a
                                      Front End     CDSC       CDSC
12-month capital gain
distributions per share                 $1.22      $1.22      $1.22     $1.22

* Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                CPI          MSCI World Index         Evergreen Global Opp A

10/31/89       10,000            10,000                        9,526
10/31/90       10,629             8,923                        9,297
10/31/91       10,939            10,389                       12,062
10/31/92       11,290             9,904                       12,249
10/31/93       11,600            12,645                       18,740
10/31/94       11,903            13,678                       20,509
10/31/95       12,237            15,050                       23,735
10/31/96       12,604            17,584                       24,625
10/31/97       12,866            20,617                       25,672
10/31/98       13,057            23,851                       22,494
10/31/99       13,432            29,893                       32,385

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund, Class A shares/2/, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           Global Opportunities Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen Global Opportunities Fund had very strong performance this year. For the twelve-month period ended October 31, 1999, the Fund's Class A shares had a total return of 44.04%. During the same period, the MSCI World Index, a benchmark for world stock markets, had a return of 24.91% and the median return of Global Small Cap Funds was 26.82%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.


                                  Portfolio
                                Characteristics
                               ----------------
                              (as of 10/31/1999)

              Total Net Assets                       $184,993,741
              Number of Holdings                              157


What was the investment environment like for small company stocks during the period?


Small company stocks showed renewed vitality throughout the world, particularly in the United States and especially in the technology sector. Outside the United States, over-the-counter stocks in Japan emerged as the performance leaders. Small-cap performance in Europe tended to lag the performance in the United States and Japan.


How have the assets been allocated, between the U.S. and foreign markets?


While the Fund began the fiscal year with a relatively heavy emphasis on foreign markets, for most of the year the allocation was evenly divided between domestic and foreign stocks to take advantage of the strong opportunities available in the United States. At the close of the fiscal year, on October 31, 1999, the Fund's target allocation was 45% U.S. and 55% foreign.


What were the primary factors contributing to performance in the United States?


G. Craven: It was the year of technology, with stock performance driven by the appetite for the tremendous productivity gains realized through the use of technology. Most of the market performance came from the internet and its effects on both consumers and businesses. The strongest opportunities during the year were related to the build-out of telecommunications systems. The Fund benefited from its exposure to the semiconductor industry. One semiconductor stock--PMC Sierra--accounted for 10% of the Fund's returns in the U.S. As businesses interfaced with their customers and suppliers electronically, the demand grew for new systems. This helped the performance of Fund investments such as Silknet Software and Broadvision, which was sold during the period.

While technology in general and telecommunications in particular were the main factors contributing to performance, the Fund also was helped by a strategic rotation into the stocks of cyclical companies, whose fortunes tend to rise and fall with the strength of the economy. In the spring, as it became apparent that we were not heading into a global recession, many cyclical companies offered strong earnings outlooks and attractive stock prices. A good example is Eagle U.S. Airfreight, Inc., an airfreight scheduling company that benefited from the increase in trade between Asia and the United States. During the summer, we also increased our energy-related holdings substantially. Energy companies benefited as the price of oil rose from $14 to $20 a barrel.

                                   EVERGREEN
                           Global Opportunities Fund
                          Portfolio Manager Interview

During the fall, we again shifted weightings in the Fund, heavily overweighting software companies. These companies benefited as corporations invested in productivity-enhancing systems that helped them better manage their assets. The stocks of software companies such as Great Plains Software surged in this trend.

One area that we tended to de-emphasize throughout the year was the financial services industry. Two years ago, this industry comprised more than 20% of U.S. investments, but in 1999 it accounted for just 5%, primarily because we were able to find better opportunities elsewhere.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              Business & Public Services                    13.8%
              Technology                                    12.8%
              Telecommunications                             7.7%
              Health & Personal Care                         6.6%
              Machinery & Engineering                        6.0%


What were some of the other investments that supported performance in the United States?


G. Craven: Most of the returns came from technology. One outstanding performer was Exodus Communications, which operates network management systems for corporations. We bought the stock at $18 a share and sold it at an average price of $75. Another strong technology holding was Clarify, which is the subject of a pending acquisition by Nortel. We purchased the stock in August at $35 a share and saw it rise to $77 a share.

Even stocks seemingly unrelated to technology have been beneficiaries of the growth of the internet. A good example is Lamar Advertising, a billboard company. It and other advertising companies have prospered as the large number of internet companies have gone public and have used advertising to raise brand awareness for themselves and their products. Other strong performers for the Fund were the bus line, Coach USA; shoe company, Nine West; and the direct marketing company, Abacus. All three companies were acquired by other companies at substantial premiums to their stock valuations.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 10/31/1999 net assets)

              Yahoo Japan Corp.                              1.7%
              Silknet Software, Inc.                         1.7%
              Lindt & Spruengli AG                           1.7%
              Hikari Tsushin, Inc.                           1.6%
              Clarify, Inc.                                  1.5%
              Trend Micro, Inc.                              1.5%
              Aegis Group Plc                                1.4%
              Computershare Ltd.                             1.4%
              Mediolanum SpA                                 1.4%
              Diamond Technology Partners, Inc.              1.3%


Gilman, what were the main factors affecting performance in the international portion of the portfolio?


G. Gunn: The primary factors were the performance of technology industry stocks and the extremely strong rebound in the Japanese over-the-counter market. Both trends came together in the significant performance of Yahoo Japan, the largest holding of the Fund at the end of the fiscal year. This company, which is partly owned by Yahoo in the United States, is the dominant internet company in Japan. The company's stock price rose 850% since we bought it earlier this year.

The small-cap stock market in Japan has done extremely well this year partly in sympathy with the U.S. small-cap stock market, but also because many Japanese investment trusts have allocated new investment money into the high tech sector.

                                   EVERGREEN
                           Global Opportunities Fund
                          Portfolio Manager Interview

In general, we have sought to invest in small companies with unique products or services and dominant market positions, either globally or regionally. During the fiscal year, while many Japanese stock holdings had superior returns, fund performance also has been supported by selected investments in Australia and Europe. In general, however, European small company stocks lagged other parts of the equity market during the past year. As the euro--the single currency for 11 nations in Europe--was introduced, many investors sold their domestic small-cap holdings to buy foreign, European large-cap investments that no longer carried any currency risk because of the new, common currency.

Very recently, as evidence grew of the economic revival in emerging markets, we have allocated about 6% of net assets in emerging markets, primarily Mexico and Brazil.


                               Top 10 Countries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              United States                                 52.2%
              Japan                                         13.4%
              United Kingdom                                10.1%
              Switzerland                                    4.9%
              Australia                                      3.3%
              France                                         2.8%
              Germany                                        2.6%
              Netherlands                                    1.8%
              Italy                                          1.5%
              Ireland                                        1.5%


What were some of the foreign investments that contributed to performance?

G. Gunn: Yahoo Japan, which I mentioned earlier, was the biggest winner. One very interesting and strongly performing stock was Cannons in the United Kingdom, which operates physical fitness centers in the United Kingdom. The stock has risen by 52% since we bought it two years ago, helped by the rising interest in physical fitness. Sonic Healthcare was one of the major performers in Australia. This company, through a series of acquisitions as well as internal growth, has built up a significant medical testing business in Australia. It has benefited as hospitals have preferred outsourcing to operating their own internal test centers. Sonic's centers tend to be able to perform the tests more efficiently than hospital testing centers.


Gilman, what is the outlook for foreign small company stocks?


G. Gunn: Our investment style is to concentrate on searching for attractive stocks, rather than broad, top-down economic analysis. We expect we will continue to find small companies doing excellent jobs in filling their market niches and continue to focus on companies in the service industries with high returns on equity. We think many fine companies have the potential to do well.


Gary, what is the outlook for small company stocks in the United States?


G. Craven: The outlook is the best it has been for some time. For the last two years, we have been saying that small company stocks were very cheap and patient investors would be rewarded. Now, the recent strong performance in the sector has acted as a catalyst. As small-caps outpace large-cap stocks, the flow of money from large-cap stocks into small-cap stocks can provide extremely rapid price appreciation. This trend has occurred before, and it often has evolved into a multi-year process.

Outside of technology, valuations of small-cap stocks are extremely attractive. Within technology, growth prospects are increasing as new technologies create opportunities. We believe that in the next year, the leading growth opportunities will arise from the development of the wireless communications industry and the development of fiber-optic transmissions.

                                   EVERGREEN
                           International Growth Fund
                    Fund at a Glance as of October 31, 1999

"During the year, we increased our emphasis in the telecommunications industry to take advantage of expanding opportunities, while reducing our emphasis on defensive sectors such as food and beverages.

      Portfolio
     Management
    ------------

[PHOTO OF GILMAN GUNN]
     Gilman Gunn
 Tenure: January 1991

CURRENT INVESTMENT STYLE1

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 1999 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

International investing involves increased risk and volatility.


--------------------------------------------------------------------------------
                           "Performance and Returns2
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/6/1979     Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  9/6/1979   3/6/1998   3/9/1998

Average Annual Returns*
1 year with sales charge                11.22%     11.02%     15.02%      n/a
1 year w/o sales charge                 16.73%     16.02%     16.02%    17.18%
3 years                                 12.59%     12.86%     13.64%    14.57%
5 years                                 10.32%     10.36%     10.62%    11.61%
10 years                                 7.89%      7.55%      7.54%     8.66%
Since Portfolio Inception               11.15%     10.74%     10.62%    11.63%
Maximum Sales Charge                     4.75%      5.00%      1.00%      n/a
                                      Front End     CDSC       CDSC

*Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                           MSCI EAFE                Evergreen International
             CPI             Index                        Growth B

10/31/89   10,000           10,000                         10,000
10/31/90   10,629            8,745                          8,567
10/31/91   10,939            9,384                          9,118
10/31/92   11,290            8,173                          9,436
10/31/93   11,600           11,269                         11,710
10/31/94   11,903           12,439                         12,495
10/31/95   12,237           12,431                         12,769
10/31/96   12,604           13,773                         14,106
10/31/97   12,866           14,451                         16,320
10/31/98   13,057           15,889                         17,845
10/31/99   13,432           19,602                         20,703


Comparison of a $10,000 investment in Evergreen International Growth Fund, Class B shares2, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           International Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen International Growth Fund Class B shares had a total return of 16.02% for the twelve-month period ended October 31, 1999. During the same period, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE), a commonly used benchmark for foreign stock performance, had a return of 23.03%. The median return of funds in the international category was 24.19%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance figures are before deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------
                              (as of 10/31/1999)

              Total Net Assets                       $699,457,498
              Number of Holdings                              180


What was the investment environment like during the period?


Markets outside the United States showed steadily increasing signs of stability. The most notable progress was seen in Japan, which came out of a nine-year, deflationary economic recession. Emerging markets, which suffered severe setbacks in 1996, 1997 and 1998, also showed more progress as a result of new, stable fiscal and monetary policies. Meanwhile, the European economic recovery continued and a new, common currency--the euro--was introduced for 11 European countries. In the background, the United States economy continued to act as the engine for world economic growth.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              Banking                                       11.0%
              Telecommunications                            10.3%
              Health & Personal Care                         7.8%
              Energy Sources                                 6.2%
              Technology                                     5.2%


What were your principal strategies during the year?


At the start of the fiscal year, in November 1998, we were nearing the conclusion of a five-year period of uncertainty and volatility in international markets. During those five years, we had kept the Fund defensively positioned, particularly relative to Japan and emerging markets. This conservative strategy had enabled the Fund to outperform relevant benchmarks such as the EAFE Index and the Lipper group of international mutual funds while experiencing less volatility than the benchmarks. In the recent twelve-month period, however, the Fund's underweighted positions in Japan and the emerging markets held back performance, as these markets posted some of the strongest gains in foreign markets. Japan's stock market, for example, rose 52% while Mexico rose 59%.

Early in this fiscal year, we were still concerned about stability in Japan and the emerging markets, and we delayed raising our investments there until we saw further evidence of economic progress. Over the course of the year, we saw the evidence and gradually raised our position in Japan from 9% of net assets at the beginning of the fiscal year to 23% at the end. At the same time, we raised our weighting in emerging markets from 1% to 7% of net assets. This gradual shift in weightings, however, came at a cost in performance, as the Fund did not fully participate in the strong gains posted in Japan and the emerging markets during the twelve-month period.

                                   EVERGREEN
                           International Growth Fund
                          Portfolio Manager Interview


In managing the Fund's exposure to foreign currencies, we kept about half the assets hedged during the first four months of the year. Later, we gradually reduced the hedged positions as we began to believe that other currencies were likely to outperform the U.S. dollar in the shorter term. The 50% hedged position early in the year helped performance somewhat as the euro declined in value against the dollar; however, performance would have been even better had the euro position been 100% hedged back into the U.S. dollar.

During the year, we increased our emphasis in the telecommunications industry to take advantage of expanding opportunities, while reducing our emphasis on defensive sectors such as food and beverages. At the end of the fiscal year, the telecommunications industry accounted for 10% of net assets, while food and household products accounted for 3%.


                               Top 10 Countries
                              ----------------
                  (as a percentage of 10/31/1999 net assets)

              Japan                                         23.0%
              United Kingdom                                17.7%
              France                                         9.7%
              Germany                                        8.0%
              United States                                  7.2%
              Italy                                          5.6%
              Netherlands                                    4.9%
              Switzerland                                    4.7%
              Finland                                        3.9%
              Australia                                      2.7%


What type of investments contributed to Fund performance?


Investments in technology and telecommunications stocks provided the best performance during the year. European telecommunications companies, in general, did particularly well. Nokia, the Finland-based company, the world's leading wireless handset manufacturer, was among the performance leaders. Another outstanding telecommunications-related performer was Matsushita Communications, a similar company based in Japan.

During the year, we also increased our weighting in natural resources companies, and as a group they tended to perform very well.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 10/31/1999 net assets)

              Nokia AB Oyj                                   2.6%
              Nippon Telegraph & Telephone Corp.             2.1%
              Matsushita Communication Industries Co. Ltd.   1.8%
              BP Amoco                                       1.8%
              ENI SpA                                        1.7%
              AXA-UAP                                        1.6%
              HSBC Holdings Plc (Hong Kong exchange)         1.6%
              Mondadori Edit SpA                             1.5%
              Vodafone Group Plc                             1.5%
              National Australia Bank Ltd.                   1.5%


What is your outlook for international investing?


For several years, international investments have trailed U.S. stock investments in performance. However, we believe several factors will change this trend.

The first factor is valuations. Stock prices for international companies are cheaper than prices for U.S. companies, based on commonly used valuation ratios. We believe that eventually investors will look at alternatives outside the U.S. because the domestic stocks have become so expensive.

The second factor is increased exports. Over the next two years, we believe European stocks will benefit from the cheap euro, which will help European companies to increase their exports at the expense of products from the U.S.

                                                                              17
c

                                   EVERGREEN
                           International Growth Fund
                          Portfolio Manager Interview


Currency is another factor. The U.S. dollar could decline even further, in relation to foreign currencies, as a result of the high current account deficit, which now is about 4% of gross domestic product.

The fourth contributing factor is cyclical trends. The U.S. is at a later stage in the economic cycle than either Europe or Japan, both of which have more unused capacity for business expansion. This augurs for stronger economic growth in Europe and an improving economy, from a low base, in Japan. These trends should support European and Japanese equity markets.

Finally, we think restructuring will have an impact on the performance of international investments. More merger-and-acquisition and restructuring activity is taking place in both Europe and Japan than ever before. While restructuring in U.S. industry tends to be about four years ahead of non-U.S. enterprises, foreign corporations have much more opportunity to reduce costs and increase their returns on equity. In the U.S., restructuring gains have largely been accomplished and are reflected in stock valuations.

Taken together, these trends will likely increase the potential for foreign markets to finally start outperforming the U.S. equity market.

                                   EVERGREEN
                              Latin America Fund
                    Fund at a Glance as of October 31, 1999


"Investors grew more confident about Latin America's economic health and the viability of the region's financial markets during the year, although volatility continued."


                             Portfolio Management
                           ------------------------


[PHOTO OF FRANCIS CLARO]                              [PHOTO OF ANTONIO DOCAL]

   Francis Claro                                            Antonio Docal
Tenure: October 1996                                    Tenure: October 1996


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 1999 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. The historical returns for Class Y include the effect of the 0.25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher. Classes B and C each pay a 12b-1 fee of 1.00%.

International investing involves increased risk and volatility.

--------------------------------------------------------------------------------
                            Performance and Returns2
--------------------------------------------------------------------------------

Portfolio Inception Date: 11/1/1993   Class A    Class B    Class C    Class Y
Class Inception Date                 11/1/1993  11/1/1993  11/1/1993  3/30/1998
Average Annual Returns*
1 year with sales charge               5.54%      4.95%      9.11%       n/a
1 year w/o sales charge               10.85%      9.95%     10.11%     11.08%
3 years                               -2.88%     -2.73%     -2.03%     -1.12%
5 years                                0.66%      0.64%      0.89%      1.75%
Since Portfolio Inception              1.73%      1.72%      1.82%      2.64%
Maximum Sales Charge                   4.75%      5.00%      1.00%       n/a
                                    Front End     CDSC       CDSC

* Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

             CPI       MSCI World      Evergreen Latin        MSCI EMF
                         Index         American Fund A      Latin America

11/30/93   10,000        10,000             9,527              11,290
10/31/94   10,254        11,464             9,945               9,499
10/31/95   10,542        12,613             9,612               9,160
10/31/96   10,857        14,737            11,222               9,885
10/31/97   11,084        17,279            13,374               8,082
10/31/98   11,248        19,989             9,753              10,763
10/31/99   11,571        25,053            10,796              10,281


Comparison of a $10,000 investment in Evergreen Latin America Fund, Class A shares2, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International Emerging Markets Free Latin America Index (MSCI EMFLA), and the Consumer Price Index (CPI).

The MSCI World and MSCI EMFLA are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Latin America Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the twelve-month period ended October 31, 1999, the Evergreen Latin America Fund's Class A shares had a total return of 10.85%. During the same period, the MSCI EMFLA Index had a return of 21.17%. The median return of mutual funds in the Latin America fund category was 14.00%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------
                              (as of 10/31/1999)

              Total Net Assets                        $29,592,222
              Number of Holdings                               62


How would you describe the investment environment in Latin America during the twelve-month period?


Investors grew more confident about Latin America's economic health and the viability of the region's financial markets during the year, although volatility or rapid fluctuations in prices--continued. The twelve-month period encompassed two very strong rallies, the first during the first four months of 1999, the second during the final three weeks of the period in October. In between, a long correction during the summer months took away most of the earlier gains.

As a whole, the twelve-month period was a time of substantial recovery and increasing confidence in Latin America. The fiscal year began in November 1998 with stock valuations near their low points in the wake of the emerging market crises of 1997 and 1998. By the end of the year, the worst fears had been put to rest and international financial institutions were showing their willingness to invest in the growth of emerging markets, in general, and Latin America, in particular.


                            Geographical Allocation
                            -----------------------
                  (as a percentage of 10/31/1999 net assets)

              Mexico                                        41.8%
              Brazil                                        38.2%
              Chile                                          6.9%
              Argentina                                      6.9%
              United States                                  3.0%
              Peru                                           1.9%
              Venezuela                                      1.4%


What factors contributed to this turnaround in sentiment?


First, there was a growing belief that the global economy was healing. The United States appeared to be heading to a "soft landing" of moderate economic growth after a period in which investors worried that excessive growth would lead to inflation and then to recession.

Meanwhile, economic growth in Europe was accelerating, while Japan began to climb out of its prolonged recession. Emerging markets finally began to pull out of recession and to recover from the currency devaluations of 1997 and 1998. The emerging nations were helped by the strong support of the International Monetary Fund (IMF) and the world's industrialized economies. All these factors together worked to stabilize emerging market economies, which began to grow again in 1999.

Second, commodity prices increased. The price of a barrel of oil, for example, doubled, while the prices of copper and other metals also rose. Mexico, Venezuela and Argentina are oil exporters and are helped by high

                                   EVERGREEN
                              Latin America Fund
                          Portfolio Manager Interview


oil prices. The economies of Peru and Chile benefited by the higher prices of copper, gold and silver. Brazil's economy also is dependent on the prices of metals, although less so than other Latin American nations.

Third, Gross Domestic Product (GDP) accelerated. The region's GDP rose from a 1.1% rate in 1998 and we believe may continue to rise towards an anticipated rate of more than 4% in 2000.

Fourth, corporate earnings rose. Profits were driven by the revenue growth that accompanies faster economic growth. After the economic crisis of 1997 and 1998, many manufacturing, mining and retailing companies in emerging markets had excess capacity, which meant they could experience substantial increases in business revenues without being required to make major capital investments. The result was higher earnings.

Fifth, stock valuations were attractive. Not only did stock prices appear cheap in relation to the valuations in developed economies, but they also appeared attractive in relation to historical patterns in Latin America.

Finally, money flows increased in the region. International investment institutions allocated more money to Latin America. After witnessing strong rallies in emerging markets throughout the world, institutions began to include emerging markets as well as developed markets as part of their normal allocations.


Can you explain the continuing volatility in the region?


While these factors all contributed to the strengthened environment for Latin American investing, market volatility did not disappear. After experiencing sharp rises during the first five months of 1999, the equity markets lost most of those gains during the summer before reviving again in mid-October. Concerns about the influence of the U.S. economy tended to dominate the thinking of many investors. As the U.S. Federal Reserve Board began raising short-term interest rates to thwart any inflationary pressures, investors worried that higher rates could reduce market liquidity and choke off the flow of capital to Latin America. Moreover, they were concerned that a major correction in the U.S. stock market could spread to Latin American markets. By the end of the twelve-month period, however, it appeared that the U.S. Federal Reserve would limit its rate increases to three and that the U.S. economy would have a "soft landing" without falling into recession.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              Telecommunications                            29.5%
              Beverages & Tobacco                            9.9%
              Banking                                        8.0%
              Energy Sources                                 6.5%
              Merchandising                                  6.4%


What were your principal investment strategies?


We continued to look for companies that had records of consistent earnings growth with prospects for continued expansion. We sought stocks which we believed were trading at reasonable valuations. We found many attractive targets, especially in the two largest economies: Brazil and Mexico. After the Asian economic crisis of 1997 and 1998, the stocks of many Latin American blue-chip companies were trading at very cheap prices.

While we started the fiscal year in November 1998 with a very high cash position of about 40% of net assets, we kept the Fund fully invested for most of the year, with the highest concentrations in large, market-leading companies in Brazil and Mexico. Because

                                   EVERGREEN
                              Latin America Fund
                          Portfolio Manager Interview


these stocks were the most liquid, or easily tradable, it made sense that they would be the first to benefit from the resurgence of investor confidence. At the start of a rally, money flows first to the most recognizable companies in the most developed financial markets.

At the end of the fiscal year, on October 31, 1999, 80% of the Fund's assets were invested in either Brazil or Mexico.


What were some of the investments that illustrated this strategy?


Good examples are the Fund's two largest holdings: Embraer and Telmex.

Embraer, a Brazilian company, has become one of the world's dominant regional jet aircraft manufacturers. In fact, it has gained a majority of the market share of the planes that are replacing turbo-prop aircraft used for commuter and other short-flight commercial routes. Their planes have earned a reputation for efficiency and low cost and they currently have a backlog of $18 billion in orders from companies such as American Airlines, Continental Airlines, British Airways, Swissair and other blue chip corporations.

Embraer recently signed partnership agreements with a consortium of French defense contractors and likely will begin manufacturing the Mirage jet fighters for air forces around the world. The agreement marks Embraer's renewed strength in the military as well as the commercial aviation market.

Telefonos de Mexico, or Telmex, is Mexico's largest telephone company, with dominant market positions in both the fixed-wire and wireless markets.

Telmex has aggressively defended its market share in its traditional telephone business, even as utility deregulation has come to Mexico, while increasing its share in the rapidly expanding wireless business. Moreover, it has launched a new, fixed, wireless business that enables it to extend telephone service to regions where the costs of traditional wire service would be prohibitive. Telmex also has entered into alliances with major international technology companies to invest in internet operations in Latin America.

Telmex also has maintained an aggressive stock-buyback program, which has helped support the price of its stock, which rose 80% during the Fund's fiscal year. In the future, Telmex is exploring the possibility of joining a global telecommunications consortium.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 10/31/1999 net assets)

              Telefonos de Mexico SA ADR                     9.9%
              Embraer-Empresa Brasileira de Aeronautica SA   6.3%
              Tele Norte Leste Participacoes SA ADR          5.1%
              Centrais Eletricas Brasileiras SA, ADR         4.1%
              Petroleo Brasileiro SA, ADR ("Petrobras")      4.1%
              Grupo Televisa SA ADR                          3.2%
              Cifra SA de CV, Ser. V                         2.9%
              Tele Centro Sul Participacoes SA, ADR          2.7%
              Cemex SA de CV, Ser. B, ADR                    2.7%
              Grupo Carso SA de CV, Ser. A1                  2.7%

                                   EVERGREEN
                              Latin America Fund
                          Portfolio Manager Interview


What is your outlook for investing in Latin America?


We are generally very positive because of the expanding economic growth and still-low stock valuations in the region. We should point out that investor confidence remains fragile, and we expect short-term volatility to continue in Latin American equity markets.

The favorable factors that contributed to increased investor confidence and strong performance during the past year are continuing. Moreover, the U.S. economy continues to be healthy, which has an important influence on the economies of Latin America. Many Latin American companies, particularly in Mexico, are prime beneficiaries of the trend for U.S. corporations to outsource production operations.

In general, we are more optimistic than we have been in several years.

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                    Fund at a Glance as of October 31, 1999

"In looking at the big picture, we believe the single most important influence on the performance of international markets relative to the US over the next year will be further recovery in Japan."


                                   Portfolio
                                  Management


                  Kathryn Langridge          Scott McGlashan
                  Tenure: May 1996           Tenure: May 1996


                 Margaret Rodden            Stephen Whittaker
                  Tenure: May 1996           Tenure: May 1996


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of the Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

International investing involves increased risk and volatility.


--------------------------------------------------------------------------------
                            Performance and Returns/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 5/29/1996   Class A    Class B    Class C    Class Y
Class Inception Date                12/27/1996 10/18/1999 12/27/1996  5/29/1996
Average Annual Returns*
1 year with sales charge               19.70%     20.85%     23.72%      n/a
1 year w/o sales charge                25.67%     25.85%     24.72%    25.92%
3 years                                13.80%     15.22%     15.02%    15.98%
Since Portfolio Inception              10.98%     12.17%     12.03%    12.85%
Maximum Sales Charge                    4.75%      5.00%      1.00%      n/a
                                     Front End     CDSC       CDSC

* Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                 CPI      MSCI EAFE     Class A

                12/31/96       10,000       10,000        9,391
                10/31/97       10,189       10,217       10,275
                10/31/98       10,340       11,234       11,038
                10/31/99       10,637       13,859       13,871

Comparison of a $10,000 investment in Evergreen Perpetual International Fund, Class A shares/2/, versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                          Portfolio Manager Interview

How did the Fund perform?

An asset allocation approach, based on moving assets out of European markets and into Japan and other Asian markets, led to excellent performance during the twelve months. For the twelve-month period ended October 31, 1999, the Fund's Class A shares returned 25.67%. The Fund outperformed the 23.03% return of its benchmark, the MSCI EAFE Index, while the median return of the funds in the international category was 24.19%, as tracked by Lipper, Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.


                                  Portfolio
                               Characteristics
                               ---------------
                              (as of 10/31/1999)

       Total Net Assets                                     $160,941,959
       Number of Holdings                                            291


What were the principal strategies that supported the Fund's performance?

Early in the period, we began increasing the Fund's commitment to Asia. As a result, by the end of the twelve months, assets in Japan accounted for 26% of the portfolio up from 13% at the beginning of the period, becoming the largest individual country weighting in the portfolio and also the most important contributor to performance. Japan has been in a recession for nine years; however, in the last quarter of 1998, two conditions prevailed increasing its attractiveness. First, investor sentiment was so negative that stocks were extremely cheap; and second, fiscal, monetary and business reforms were being put in place to address Japan's economic problems. These included changes in banking and interest-rate policy, large public works expenditures, an infusion of capital investment into the banks, and an unprecedented level of corporate restructuring. There was also a large amount of merger and acquisition activity. A recent high profile example of such activity was the merger of Fuji Bank, Dai Ichi-Kangyo Bank and Industrial Bank of Japan, which created the largest banking corporation in the world.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              Banking                                       11.4%
              Chemicals                                      6.7%
              Electrical &Electronics                        6.2%
              Food &Household Products                       6.2%
              Telecommunications                             4.6%


Portfolio assets in other parts of Asia increased from 5% to 10%. What was attractive about the region?


For more than a year, Asia had been in turmoil. High levels of corporate and government debt, weak currencies, high interest rates and political instability had eroded investor confidence in the region. As a result, Asian stock markets declined precipitously. In the fourth quarter of 1998, the economic outlook for Asia began to brighten. Central banks began injecting huge amounts of liquidity into the economy by systematically lowering interest rates. Lower interest rates led to business expansion and corporate restructuring. During this time, Asian stocks were selling at extremely low prices, and we began selectively adding them to the portfolio. We concentrated investments in Hong Kong and Singapore, where we invested primarily in financial stocks. Most recently, consumer demand for goods and services has picked up in Asia. We believe this should lead to significant earnings recovery in the months ahead.

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                          Portfolio Manager Interview


                               Top 10 Countries
                               ----------------
                  (as a percentage of 10/31/1999 net assets)

              Japan                                         25.6%
              United Kingdom                                18.8%
              Germany                                       10.7%
              France                                         9.4%
              Finland                                        4.9%
              Netherlands                                    4.5%
              Hong Kong                                      3.9%
              United States                                  3.0%
              Spain                                          3.0%
              Sweden                                         2.8%


How did the European stocks in the portfolio perform?


Slower economic growth and overstated benefits of the euro, Europe's single currency, restrained European markets over the past year and, in general, stocks in this region produced lackluster performance. Several months ago, we began seeing signs of a cyclical recovery in European economies, and we have positioned the portfolio to take advantage of this situation. As a result, we emphasized industrial cyclicals, such as oils, steel, paper and pulp, chemicals and engineering stocks. While we reduced the Fund's exposure to Europe from 60% to 45% of assets, we continue to find opportunities in individual stocks, as recovery from recession begins. France is the Fund's biggest country weighting in this region, followed by Germany and Spain.

At 18% of assets, exposure to the United Kingdom (UK) remained constant. In 1998, the Fund suffered from our reluctance to hold on to what we believed were overvalued telecommunications and pharmaceutical stocks. In 1999, however, there has been a rotation in the UK market away from those mega-cap stocks to small and mid-cap stocks, like the ones we hold in the portfolio. Our "growth at a reasonable price" stock-picking style has paid off. In the UK we favored investments in banks, aerospace, and consumer cyclicals.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 10/31/1999 net assets)

              Sumitomo Trust & Banking Co. Ltd.              2.2%
              Funai Electric Co. Ltd.                        2.1%
              Total Fina SA Cl. B                            1.9%
              Okumura Corp.                                  1.9%
              Kyocera Corp.                                  1.8%
              Nokia AB Oyj                                   1.8%
              Ericsson LM Telephone, Ser B.                  1.6%
              Asahi Glass Co. Ltd.                           1.6%
              Bank Of Tokyo-Mitsubishi Ltd.                  1.5%
              Oji Paper Co. Ltd.                             1.5%

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                          Portfolio Manager Interview


Did you make any changes in the Latin American portion of the portfolio?

Exposure to Latin America remained constant at 1% of assets and that was invested in Mexico and Brazil. While some Latin American markets rose during the period, they continued to be plagued by currency weakness. We expect currency problems to persist for some time in this region.


What is your outlook?


Our outlook is dominated by our perspective on Japan. We expect there will be further monetary easing in Japan and that will, in due course, be accompanied by weakness in the yen. We view this as a positive situation, because the current level of the yen threatens to stifle the still fragile economic recovery. In looking at the big picture, we believe the single most important influence on the performance of international markets relative to the U.S. over the next year will be further recovery in Japan. Japan's economic turnaround should result in greater demand for goods and services produced in other Asian markets, which will diminish Asia's reliance on the U.S. as a market for its goods and services.

                                   EVERGREEN
                             Precious Metals Fund
                    Fund at a Glance as of October 31, 1999

"The supply side of the gold equation has finally shifted in favor of investors. Demand for gold remains strong, and we believe the price of gold should rise gradually."



 Portfolio Management
 --------------------

[PHOTO OF JOHN MADDEN]

     John Madden
 Tenure: October 1995

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 1999 Morningstar, Inc.

2 Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A and C prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Class A have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. If these fees had not been eliminated, returns would have been lower.

International investing involves increased risk and volatility.

--------------------------------------------------------------------------------
                            Performance and Returns2
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/30/1978       Class A      Class B      Class C
Class Inception Date                     1/20/1998    1/30/1978    1/29/1998
Average Annual Returns*
1 year with sales charge                   -2.78%       -3.79%       0.12%
1 year w/o sales charge                     2.06%        1.21%       1.12%
3 years                                   -19.47%      -19.50%     -18.78%
5 years                                   -12.97%      -13.09%     -12.78%
10 years                                   -2.20%       -2.52%      -2.53%
Since Portfolio Inception                   6.88%        6.49%       6.43%
Maximum Sales Charge                        4.75%        5.00%       1.00%
                                         Front End       CDSC        CDSC

* Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                      Evergreen Precious
             CPI       S & P 500          Metals B               LGFI

10/31/89   10,000       10,000              10,000              10,000
10/31/90   10,629        8,932               8,333               8,425
10/31/91   10,939       11,530               9,275              10,574
10/31/92   11,290       12,301               8,222               9,523
10/31/93   11,600       13,745              13,753              11,952
10/31/94   11,903       13,878              15,340               8,840
10/31/95   12,237       17,085              12,466               8,674
10/31/96   12,604       20,721              14,448              10,019
10/31/97   12,866       26,872               9,890               8,089
10/31/98   13,057       32,280               7,655              10,157
10/31/99   13,432       40,044               7,748               8,454


Comparison of a $10,000 investment in Evergreen Precious Metals Fund, Class B shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Lipper Gold Fund Index (LGFI) and the Consumer Price Index (CPI).

The S&P 500 and the LGFI are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Precious Metals Fund
                          Portfolio Manager Interview


How did the Fund perform?


For the twelve-month period ended October 31, 1999, the Evergreen Precious Metals Fund Class B shares returned 1.21%. For the same twelve-month period, the Lipper Gold Fund Index rose 1.55% and the Standard & Poor's 500 Index rose 25.67%. Fund returns are before deduction of any applicable sales charges.


                                   Portfolio
                                Characteristics
                                ---------------
                              (as of 10/31/1999)

Total Net Assets                                               $83,632,792
Number of Holdings                                                      45


Describe the investment environment for precious metals stocks over the past year.


Over the past year, gold was increasingly volatile, with generally weak prices punctuated by two rallies. The pattern was governed largely by two major moves of central banks, one a short-term negative and one, we believe, a long-term positive. From November 1998 through March 1999, the price of gold drifted down. In April, sparked by strong gains in metal and oil prices, gold began to show some life. The rally was cut short, however, when the Bank of England announced that it planned to sell a portion of its gold holdings at a series of public auctions. This news sent the price of gold down sharply. Gold reached a 20-year low of $252.55 an ounce in late August. Throughout the summer, there were debates in Britain, the U.S. Congress, the International Monetary Fund (IMF) and in world banking circles regarding what the role of gold should be.

The question was answered in September 1999, when 15 European central banks agreed to cap future gold sales and, more importantly, limit the amount of gold available for lending. This agreement reassured markets that gold remains a major element of monetary reserves and reduced the influence of short sellers and damage to emerging economies. This positive development, and the short covering it engendered, drove gold prices up to over $325 in a matter of days. Gold stocks followed suit. This burst of enthusiasm was short-lived, however, the announce-ment by the central banks was too successful. Higher gold prices caught a number of producers and traders with vulnerable hedge books, and in some cases it became not just a matter of opportunity cost but of corporate survival. Liquidity found its way into the system, and the price of gold retreated to below $300 by the end of October. Stock prices also declined.


How did you manage the Fund in this environment?


Because weak gold prices prevailed, our investment strategy was somewhat defensive for much of the year. We maintained significant holdings of non-gold investments, such as platinum and diamonds. We held relatively unleveraged stocks, such as Franco-Nevada, Barrick Gold and Anglo Gold. As prices strengthened, we modified this position and added to holdings, such as Newmont and Homestake. This move increased our exposure to better gold prices. We added to Harmony Gold and Gold Fields, two South African holdings, and we established a position in Battle Mountain, a U.S.-based company that has been out of favor but is showing signs of an operating turn-around.


                              Industry Allocation
                              -------------------
                  (as a percentage of 10/31/1999 net assets)

Gold Mining                                                            55.5%
Metals & Mining                                                        41.0%
Cash and Cash Equivalents                                               3.5%

                                   EVERGREEN
                             Precious Metals Fund
                           Portfolio Manager Interview


Did you make changes to the Fund's geographic allocation?

The primary shift in the geographic mix of the portfolio was an increase in South African holdings from 29% to 35%, with a corresponding drop in North American holdings. The Fund's exposure to South Africa is at its highest level in several years. Six of the Fund's top 10 holdings are in that country. This geographic shift represents relative performance as well as purchases.


                            Geographical Allocation
                            -----------------------
                  (as a percentage of 10/31/1999 net assets)

Canada                                                                 38.1%
South Africa                                                           35.2%
United States                                                          13.8%
Australia                                                               9.4%
Papua New Guinea                                                        0.8%


What stocks most affected performance?


The platinum-palladium stocks are an example of both strong performance and disappointment. Based upon excellent demand, improving operations and rising prices, our major holdings in this industry performed very well. Amplats doubled in value, and Impala Platinum rose threefold. Harmony Gold in South Africa is another success story. Harmony has carved out a niche for itself. Its aim is to profitably operate properties that others have considered marginal. Other South African companies are beginning to emulate Harmony's strategy of restructuring management and reducing costs. Harmony's stock performed especially well when gold rallied, and it has maintained its gains.

Stillwater was a different story. This U.S. platinum-palladium producer had a fine year in 1998. The stock performed well until last summer, when a series of unexpected operating disappointments caused a sharp correction. We reduced holdings of Stillwater and are monitoring it to see if recent operating and management changes can put the company back on track.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 10/31/1999 net assets)

Franco Nevada Mining Ltd.                                                13.7%
Harmony Gold Mining Ltd.                                                  6.7%
AngloGold Ltd.                                                            5.5%
Meridian Gold, Inc.                                                       5.1%
Gencor Ltd.                                                               4.4%
Impala Platinum Holdings Ltd.                                             4.4%
Goldfields Ltd.                                                           4.3%
Stillwater Mining Co.                                                     4.1%
Anglo-American Platinum Corp. Ltd.                                        4.1%
Acacia Resources Ltd.                                                     3.8%


What is your outlook?


Unfortunately, the price of gold did not stay at the high level it reached after the September announcement of the European central banks. We believe the authorities were not prepared for the reaction to their agreement and had to take steps to soften its immediate impact. The actions of the central banks should not obscure the fact that their initial decision to limit future sales and lending was a watershed event for the gold industry. This decision removes a major source of liquidity from gold markets, liquidity that has been instrumental in driving down the price of the metal over the past two to three years. The supply side of the gold equation has finally shifted in favor of investors. Demand for gold remains strong, and we believe the price of gold should rise gradually. Whether or not we get the final piece of the puzzle--greater investor demand because of problems with the stock market, inflation or the dollar--remains to be seen. In general, we view these events as positive for gold and for the Fund.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Year Ended October 31,
                         --------------------------------------------       Year Ended
                         1999 #   1998 #   1997 #   1996 #   1995 (b)  December 31, 1994 (a)
CLASS A SHARES
Net asset value,
 beginning of period     $ 7.90   $ 9.99   $ 8.46   $ 7.90    $ 8.17          $10.00
                         ------   ------   ------   ------    ------          ------
Income from investment
 operations
Net investment income
 (loss)                   (0.01)    0.14        0    (0.01)     0.05               0
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions      1.44    (1.98)    1.53     0.62     (0.32)          (1.83)
                         ------   ------   ------   ------    ------          ------
Total from investment
 operations                1.43    (1.84)    1.53     0.61     (0.27)          (1.83)
                         ------   ------   ------   ------    ------          ------

Distributions to
 shareholders from
Net investment income     (0.01)       0        0    (0.05)        0               0
Net realized gains            0    (0.25)       0        0         0               0
                         ------   ------   ------   ------    ------          ------
Total distributions to
 shareholders             (0.01)   (0.25)       0    (0.05)        0               0
                         ------   ------   ------   ------    ------          ------

Net asset value, end of
 period                  $ 9.32   $ 7.90   $ 9.99   $ 8.46    $ 7.90          $ 8.17
                         ------   ------   ------   ------    ------          ------

Total return*             18.16%  (18.89%)  18.09%    7.70%    (3.30%)        (18.30%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $8,390   $6,195   $2,777   $1,645    $1,117          $  867
Ratios to average net
 assets
 Expenses**                2.16%    2.04%    1.75%    1.74%     1.73%+          1.78%+
 Net investment income    (0.09%)   1.54%   (0.02%)  (0.09%)    0.76%+          0.12%+
Portfolio turnover rate     205%     380%     157%     107%       65%             17%

                                Year Ended October 31,
                         --------------------------------------------       Year Ended
                         1999 #   1998 #   1997 #   1996 #   1995 (b)  December 31, 1994 (a)
CLASS B SHARES
Net asset value,
 beginning of period     $ 7.69   $ 9.85   $ 8.39   $ 7.85    $ 8.16          $10.00
                         ------   ------   ------   ------    ------          ------
Income from investment
 operations
Net investment income
 (loss)                   (0.08)    0.08    (0.08)   (0.08)     0.01           (0.02)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions      1.41    (1.99)    1.54     0.62     (0.32)          (1.82)
                         ------   ------   ------   ------    ------          ------
Total from investment
 operations                1.33    (1.91)    1.46     0.54     (0.31)          (1.84)
                         ------   ------   ------   ------    ------          ------

Distributions to
 shareholders from
Net investment income     (0.01)       0        0        0         0               0
Net realized gains            0    (0.25)       0        0         0               0
                         ------   ------   ------   ------    ------          ------
Total distributions to
 shareholders             (0.01)   (0.25)       0        0         0               0
                         ------   ------   ------   ------    ------          ------

Net asset value, end of
 period                  $ 9.01   $ 7.69   $ 9.85   $ 8.39    $ 7.85          $ 8.16
                         ------   ------   ------   ------    ------          ------

Total return*             17.32%  (19.89%)  17.40%    6.90%    (3.80%)        (18.40%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $3,452   $2,970   $4,020   $2,881    $1,940          $1,589
Ratios to average net
 assets
 Expenses**                2.90%    2.78%    2.50%    2.50%     2.48%+          2.53%+
 Net investment income    (0.97%)   0.80%   (0.79%)  (0.87%)    0.03%+         (0.84%)+
Portfolio turnover rate     205%     380%     157%     107%       65%             17%

(a)  For the period from September 6, 1994 (commencement of class operations)
     to December 31, 1994.
(b) For the ten-month period ended October 31, 1995. The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
*    Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+    Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Year Ended October 31,
                         --------------------------------------------       Year Ended
                         1999 #   1998 #   1997 #   1996 #   1995 (b)  December 31, 1994 (a)
CLASS C SHARES
Net asset value,
 beginning of period     $ 7.68   $ 9.85   $ 8.38   $7.84     $8.16           $10.00
                         ------   ------   ------   -----     -----           ------
Income from investment
 operations
Net investment income
 (loss)                   (0.08)    0.05    (0.06)  (0.08)     0.02            (0.02)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions      1.43    (1.97)    1.53    0.62     (0.34)           (1.82)
                         ------   ------   ------   -----     -----           ------
Total from investment
 operations                1.35    (1.92)    1.47    0.54     (0.32)           (1.84)
                         ------   ------   ------   -----     -----           ------

Distributions to
 shareholders from
Net investment income     (0.01)       0        0       0         0                0
Net realized gains            0    (0.25)       0       0         0                0
                         ------   ------   ------   -----     -----           ------
Total distributions to
 shareholders             (0.01)   (0.25)       0       0         0                0
                         ------   ------   ------   -----     -----           ------
Net asset value, end of
 period                  $ 9.02   $ 7.68   $ 9.85   $8.38     $7.84           $ 8.16
                         ------   ------   ------   -----     -----           ------

Total return*             17.60%  (20.00%)  17.50%   6.90%    (3.90%)         (18.40%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $1,024   $  577   $1,282   $  85     $  56           $   89
Ratios to average net
 assets
 Expenses**                2.90%    2.78%    2.50%   2.51%     2.50%+           2.53%+
 Net investment income    (0.96%)   0.59%   (0.61%) (0.91%)    0.72%+          (0.82%)+
Portfolio turnover rate     205%     380%     157%    107%       65%              17%

                                  Year Ended October 31,
                         ---------------------------------------------       Year Ended
                         1999 #   1998 #    1997 #   1996 #   1995 (b)  December 31, 1994 (a)
CLASS Y SHARES
Net asset value,
 beginning of period     $  7.96  $ 10.04   $  8.48  $  7.92   $ 8.17          $10.00
                         -------  -------   -------  -------   ------          ------
Income from investment
 operations
Net investment income
 (loss)                        0     0.16      0.03     0.01     0.05            0.01
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       1.47    (1.98)     1.53     0.62    (0.30)          (1.84)
                         -------  -------   -------  -------   ------          ------
Total from investment
 operations                 1.47    (1.82)     1.56     0.63    (0.25)          (1.83)
                         -------  -------   -------  -------   ------          ------

Distributions to
 shareholders from
Net investment income      (0.02)   (0.01)        0    (0.07)       0               0
Net realized gains             0    (0.25)        0        0        0               0
                         -------  -------   -------  -------   ------          ------
Total distributions to
 shareholders              (0.02)   (0.26)     0.00    (0.07)       0               0
                         -------  -------   -------  -------   ------          ------
Net asset value, end of
 period                  $  9.41  $  7.96   $ 10.04  $  8.48   $ 7.92          $ 8.17
                         -------  -------   -------  -------   ------          ------

Total return               18.57%  (18.63%)   18.40%    7.90%   (3.10%)        (18.30%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $52,372  $48,953   $61,142  $28,959   $9,355          $5,878
Ratios to average net
 assets
 Expenses**                 1.91%    1.78%     1.50%    1.50%    1.48%+          1.53%+
 Net investment income      0.04%    1.71%     0.25%    0.11%    0.94%+          0.43%+
Portfolio turnover rate      205%     380%      157%     107%      65%             17%

(a)  For the period from September 6, 1994 (commencement of class operations)
     to December 31,1994.
(b) For the ten-month period ended October 31, 1995. The Fund changed its year end from December 31 to October 31, effective October 31, 1995.
*    Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+    Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Year Ended October 31,
                                     ------------------------------------------
                                      1999 #     1998 #    1997 #    1996 (a) #
CLASS A SHARES
Net asset value, beginning of
 period                              $  14.95   $  13.67   $ 11.91    $ 11.29
                                     --------   --------   -------    -------
Income from investment operations
Net investment income (loss)            (0.06)     (0.04)    (0.01)         0
Net realized and unrealized gains
 on securities and foreign currency
 related transactions                    3.46       1.38      1.78       0.62
                                     --------   --------   -------    -------
Total from investment operations         3.40       1.34      1.77       0.62
                                     --------   --------   -------    -------

Distributions to shareholders from
Net realized gains                          0      (0.06)    (0.01)         0
                                     --------   --------   -------    -------
Total distributions to shareholders         0      (0.06)    (0.01)         0
                                     --------   --------   -------    -------

Net asset value, end of period       $  18.35   $  14.95   $ 13.67    $ 11.91
                                     --------   --------   -------    -------
Total return*                           22.74%      9.82%    14.88%      5.50%
Ratios and supplemental data
Net assets, end of period
 (thousands)                         $185,806   $142,622   $38,604    $12,975
Ratios to average net assets:
 Expenses**                              1.79%      1.85%     1.91%      1.75%+
 Interest Expense                        0.13%       N/A       N/A        N/A
 Net investment income                  (0.37%)    (0.25%)   (0.05%)     0.10%+
Portfolio turnover rate                    33%        16%       29%        20%

                                          Year Ended October 31,
                                   -------------------------------------------
                                    1999 #     1998 #     1997 #    1996 (a) #
CLASS B SHARES
Net asset value, beginning of
 period                            $  14.70   $  13.52   $  11.87    $ 11.29
                                   --------   --------   --------    -------
Income from investment operations
Net investment loss                   (0.19)     (0.16)     (0.11)     (0.02)
Net realized and unrealized gains
 on securities and foreign
 currency related transactions         3.41       1.40       1.77       0.60
                                   --------   --------   --------    -------
Total from investment operations       3.22       1.24       1.66       0.58
                                   --------   --------   --------    -------

Distributions to shareholders
 from
Net realized gains                        0      (0.06)     (0.01)         0
                                   --------   --------   --------    -------
Total distributions to
 shareholders                             0      (0.06)     (0.01)         0
                                   --------   --------   --------    -------
Net asset value, end of period     $  17.92   $  14.70   $  13.52    $ 11.87
                                   --------   --------   --------    -------

Total return*                         21.90%      9.19%     14.01%      5.10%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $207,433   $166,556   $134,375    $41,948
Ratios to average net assets:
 Expenses**                            2.58%      2.61%      2.66%      2.50%+
 Interest Expense                      0.14%       N/A        N/A        N/A
 Net investment income                (1.16%)    (1.09%)    (0.83%)    (0.68%)+
Portfolio turnover rate                  33%        16%        29%        20%

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*    Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+    Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                           Year Ended October 31,
                                       -------------------------------------
                                       1999 #   1998 #   1997 #   1996 (a) #
CLASS C SHARES
Net asset value, beginning of period   $14.67   $13.51   $11.86     $11.29
                                       ------   ------   ------     ------
Income from investment operations
Net investment loss                     (0.19)   (0.16)   (0.11)     (0.02)
Net realized and unrealized gains on
 securities and foreign currency
 related transactions                    3.41     1.38     1.77       0.59
                                       ------   ------   ------     ------
Total from investment operations         3.22     1.22     1.66       0.57
                                       ------   ------   ------     ------

Distributions to shareholders from
Net realized gains                          0    (0.06)   (0.01)         0
                                       ------   ------   ------     ------
Total distributions to shareholders         0    (0.06)   (0.01)         0
                                       ------   ------   ------     ------

Net asset value, end of period         $17.89   $14.67   $13.51     $11.86
                                       ------   ------   ------     ------
Total return*                           21.95%    9.05%   14.02%      5.00%
Ratios and supplemental data
Net assets, end of period (thousands)  $4,486   $3,875   $2,386     $  554
Ratios to average net assets:
 Expenses**                              2.57%    2.61%    2.65%      2.50%+
 Interest Expense                        0.14%     N/A      N/A        N/A
 Net investment income                  (1.15%)  (1.06%)  (0.80%)    (0.67%)+
Portfolio turnover rate                    33%      16%      29%        20%

                                           Year Ended October 31,
                                       ------------------------------------
                                       1999 #    1998 #    1997 #   1996 #
CLASS Y SHARES
Net asset value, beginning of period   $ 15.05   $ 13.71   $ 11.91  $ 10.00
                                       -------   -------   -------  -------
Income from investment operations
Net investment income (loss)             (0.03)    (0.01)     0.03     0.07
Net realized and unrealized gains on
 securities and foreign currency
 related transactions                     3.52      1.41      1.78     1.88
                                       -------   -------   -------  -------
Total from investment operations          3.49      1.40      1.81     1.95
                                       -------   -------   -------  -------

Distributions to shareholders from
Net investment income                        0         0         0    (0.04)
Net realized gains                           0     (0.06)    (0.01)       0
                                       -------   -------   -------  -------
Total distributions to shareholders          0     (0.06)    (0.01)   (0.04)
                                       -------   -------   -------  -------

Net asset value, end of period         $ 18.54   $ 15.05   $ 13.71  $ 11.91
                                       -------   -------   -------  -------
Total return                             23.19%    10.23%    15.22%   19.60%
Ratios and supplemental data
Net assets, end of period (thousands)  $47,043   $41,873   $35,461  $18,607
Ratios to average net assets:
 Expenses**                               1.57%     1.61%     1.64%    1.47%+
 Interest Expense                         0.14%      N/A       N/A      N/A
 Net investment income                   (0.16%)   (0.09%)    0.23%    0.62%+
Portfolio turnover rate                     33%       16%       29%      20%

(a) For the period from June 3, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended October 31,         Year Ended September 30,
                         ----------------------------    -----------------------------
                         1999 #    1998 #    1997 (a)     1997 #      1996      1995
CLASS A SHARES
Net asset value,
 beginning of period     $ 19.26   $ 23.53   $ 24.90     $  24.56   $  23.43   $ 19.42
                         -------   -------   -------     --------   --------   -------
Income from investment
 operations
Net investment income
 (loss)                    (0.18)    (0.12)     0.02        (0.17)     (0.06)    (0.16)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions       8.22     (2.62)    (1.39)        1.76       1.19      4.17
                         -------   -------   -------     --------   --------   -------
Total from investment
 operations                 8.04     (2.74)    (1.37)        1.59       1.13      4.01
                         -------   -------   -------     --------   --------   -------
Distributions to
 shareholders from
Net realized gains         (1.22)    (1.53)        0        (1.25)         0         0
                         -------   -------   -------     --------   --------   -------
Total distributions to
 shareholders              (1.22)    (1.53)        0        (1.25)         0         0
                         -------   -------   -------     --------   --------   -------
Net asset value, end of
 period                  $ 26.08   $ 19.26   $ 23.53     $  24.90   $  24.56   $ 23.43
                         -------   -------   -------     --------   --------   -------
Total return*              44.04%   (12.42%)   (5.50%)       6.95%      4.82%    20.65%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $53,533   $58,944   $98,031     $113,477   $250,427   $94,679
Ratios to average net
 assets
 Expenses**                 1.77%     1.81%     1.87%+       1.67%      1.62%     1.83%
 Net investment income     (0.81%)   (0.54%)   (1.40%)+     (0.69%)    (0.53%)   (0.83%)

Portfolio turnover rate      136%      127%        7%          72%        67%       35%

                           Year Ended October 31,           Year Ended September 30,
                         ------------------------------    ------------------------------
                          1999 #     1998 #    1997 (a)     1997 #      1996       1995
CLASS B SHARES
Net asset value,
 beginning of period     $  18.39   $  22.69   $  24.03    $  23.92   $  23.00   $  19.20
                         --------   --------   --------    --------   --------   --------
Income from investment
 operations
Net investment loss         (0.32)     (0.28)     (0.06)      (0.32)     (0.21)     (0.25)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions        7.80      (2.49)     (1.28)       1.68       1.13       4.05
                         --------   --------   --------    --------   --------   --------
Total from investment
 operations                  7.48      (2.77)     (1.34)       1.36       0.92       3.80
                         --------   --------   --------    --------   --------   --------
Distributions to
 shareholders from
Net realized gains          (1.22)     (1.53)         0       (1.25)         0          0
                         --------   --------   --------    --------   --------   --------
Total distributions to
 shareholders               (1.22)     (1.53)         0       (1.25)         0          0
                         --------   --------   --------    --------   --------   --------
Net asset value, end of
 period                  $  24.65   $  18.39   $  22.69    $  24.03   $  23.92   $  23.00
                         --------   --------   --------    --------   --------   --------
Total return*               43.02%    (13.06%)    (5.58%)      6.14%      4.00%     19.79%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $111,267   $122,147   $216,471    $238,936   $385,839   $238,320
Ratios to average net
 assets
 Expenses**                  2.53%      2.55%      2.62%+      2.46%      2.40%      2.58%
 Net investment income      (1.57%)    (1.30%)    (2.15%)+    (1.45%)    (1.37%)    (1.59%)
Portfolio turnover rate       136%       127%         7%         72%        67%        35%

(a) For the one-month period ended October 31, 1997. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss is based on average shares outstanding during the period.



                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended October 31,         Year Ended September 30,
                         ----------------------------    ----------------------------
                         1999 #    1998 #    1997 (a)    1997 #      1996      1995
CLASS C SHARES
Net asset value,
 beginning of period     $ 18.43   $ 22.73   $ 24.07     $ 23.97   $  23.04   $ 19.26
                         -------   -------   -------     -------   --------   -------
Income from investment
 operations
Net investment loss        (0.32)    (0.28)    (0.07)      (0.33)     (0.24)    (0.27)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions       7.81     (2.49)    (1.27)       1.68       1.17      4.05
                         -------   -------   -------     -------   --------   -------
Total from investment
 operations                 7.49     (2.77)    (1.34)       1.35       0.93      3.78
                         -------   -------   -------     -------   --------   -------
Distributions to
 shareholders from
Net realized gains         (1.22)    (1.53)        0       (1.25)         0         0
                         -------   -------   -------     -------   --------   -------
Total distributions to
 shareholders              (1.22)    (1.53)        0       (1.25)         0         0
                         -------   -------   -------     -------   --------   -------
Net asset value, end of
 period                  $ 24.70   $ 18.43   $ 22.73     $ 24.07   $  23.97   $ 23.04
                         -------   -------   -------     -------   --------   -------
Total return*              42.98%   (13.03%)   (5.57%)      6.08%      4.04%    19.63%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $19,963   $23,043   $43,869     $49,524   $124,549   $86,339
Ratios to average net
 assets
 Expenses**                 2.53%     2.56%     2.62%+      2.45%      2.40%     2.58%
 Net investment income     (1.57%)   (1.31%)   (2.15%)+    (1.48%)    (1.38%)   (1.59%)
Portfolio turnover rate      136%      127%        7%         72%        67%       35%

                            Year Ended October 31,
                            --------------------------        Period Ended
                            1999 #   1998 #   1997 (a)   September 30, 1997 (b)
CLASS Y SHARES
Net asset value, beginning
 of period                  $19.58   $23.90    $25.24            $23.05
                            ------   ------    ------            ------
Income from investment
 operations
Net investment income        (0.20)    0.09         0             (0.28)
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency related
 transactions                 8.03    (2.88)    (1.34)             2.47
                            ------   ------    ------            ------
Total from investment
 operations                   7.83    (2.79)    (1.34)             2.19
                            ------   ------    ------            ------
Distributions to
 shareholders from
Net realized gains           (1.22)   (1.53)        0                 0
                            ------   ------    ------            ------
Total distributions to
 shareholders                (1.22)   (1.53)        0                 0
                            ------   ------    ------            ------
Net asset value, end of
 period                     $26.19   $19.58    $23.90            $25.24
                            ------   ------    ------            ------
Total return                 42.20%  (12.45%)   (5.31%)            9.50%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $  231   $   31    $    0            $    0
Ratios to average net
 assets
 Expenses**                   1.72%    1.49%     1.62%+            1.42%+
 Net investment income       (0.49%)   0.17%    (1.62%)+          (1.22%)+
Portfolio turnover rate        136%     127%        7%               72%

(a) For the one-month period ended October 31, 1997. The Fund changed its fis-cal year end from September 30 to October 31, effective October 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended October 31,
                                                  ---------------------------
                                                   1999 #        1998 (a) #
CLASS A SHARES
Net asset value, beginning of period              $      7.47     $      6.88
                                                  -----------     -----------
Income from investment operations
Net investment income                                    0.06            0.10
Net realized and unrealized gains on securities,
 futures contracts and foreign currency related
 transactions                                            1.19            0.49
                                                  -----------     -----------
Total from investment operations                         1.25            0.59
                                                  -----------     -----------

Net asset value, end of period                    $      8.72     $      7.47
                                                  -----------     -----------
Total return*                                           16.73%           8.58%
Ratios and supplemental data
Net assets, end of period (millions)              $       128     $       129
Ratios to average net assets
 Expenses**                                              1.22%           1.53%+
 Net investment income                                   0.77%           1.08%+
Portfolio turnover rate                                   131%            155%

                                           Year Ended October 31,
                                     -----------------------------------------
                                     1999 #  1998 #   1997 #    1996     1995
CLASS B SHARES
Net asset value, beginning of
 period                              $7.43   $ 8.65   $ 7.69   $ 7.11   $ 7.77
                                     -----   ------   ------   ------   ------
Income from investment operations
Net investment income                    0    (0.02)   (0.05)   (0.02)    0.07
Net realized and unrealized gains
 on securities, futures contracts
 and foreign currency related
 transactions                         1.19     0.67     1.27     0.75     0.05
                                     -----   ------   ------   ------   ------
Total from investment operations      1.19     0.65     1.22     0.73     0.12
                                     -----   ------   ------   ------   ------
Distributions to shareholders from
Net investment income                    0    (0.33)   (0.10)   (0.10)   (0.04)
Net realized gains                       0    (1.54)   (0.16)   (0.05)   (0.74)
                                     -----   ------   ------   ------   ------
Total distributions to shareholders      0    (1.87)   (0.26)   (0.15)   (0.78)
                                     -----   ------   ------   ------   ------

Net asset value, end of period       $8.62   $ 7.43   $ 8.65   $ 7.69   $ 7.11
                                     -----   ------   ------   ------   ------
Total return*                        16.02%    9.35%   15.69%   10.47%    2.19%
Ratios and supplemental data
Net assets, end of period
 (millions)                          $  64   $   75   $  152   $  148   $  129
Ratios to average net assets
 Expenses**                           1.97%    2.30%    2.39%    2.43%    2.57%
 Net investment income                0.01%   (0.13%)  (0.49%)  (0.21%)   0.88%
Portfolio turnover rate                131%     155%     101%      52%      76%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                             Year Ended
                                                             October 31,
                                                          -------------------
                                                          1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period                      $7.43      $ 7.64
                                                          -----      ------
Income from investment operations
Net investment income                                         0        0.03
Net realized and unrealized gains on securities, futures
 contracts and foreign currency related transactions       1.19       (0.24)
                                                          -----      ------
Total from investment operations                           1.19       (0.21)
                                                          -----      ------

Net asset value, end of period                            $8.62      $ 7.43
                                                          -----      ------
Total return*                                             16.02%      (2.75%)
Ratios and supplemental data
Net assets, end of period (millions)                      $   2      $    3
Ratios to average net assets
 Expenses**                                                1.97%       2.19%+
 Net investment income                                    (0.02%)      0.44%+
Portfolio turnover rate                                     131%        155%

                                                             Year Ended
                                                             October 31,
                                                          ------------------
                                                          1999 #  1998 (b) #
CLASS Y SHARES
Net asset value, beginning of period                      $7.45     $ 7.73
                                                          -----     ------
Income from investment operations
Net investment income                                      0.08       0.07
Net realized and unrealized gains on securities, futures
 contracts and foreign currency related transactions       1.20      (0.35)
                                                          -----     ------
Total from investment operations                           1.28      (0.28)
                                                          -----     ------

Net asset value, end of period                            $8.73     $ 7.45
                                                          -----     ------
Total return                                              17.18%     (3.62%)
Ratios and supplemental data
Net assets, end of period (millions)                      $ 506     $  428
Ratios to average net assets
 Expenses**                                                0.97%      1.18%+
 Net investment income                                     1.02%      1.13%+
Portfolio turnover rate                                     131%       155%

(a) For the period from March 6, 1998 (commencement of class operations) to Oc-tober 31, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to Oc-tober 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended October 31,
                                   ------------------------------------------
                                   1999 #  1998 #    1997     1996     1995
CLASS A SHARES
Net asset value, beginning of
 period                            $ 7.56  $13.15   $ 11.13  $  9.86  $ 10.55
                                   ------  ------   -------  -------  -------
Income from investment operations
Net investment income                0.08    0.14      0.02     0.39     0.44
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                        0.74   (2.87)     2.10     1.24    (0.81)
                                   ------  ------   -------  -------  -------
Total from investment operations     0.82   (2.73)     2.12     1.63    (0.37)
                                   ------  ------   -------  -------  -------

Distributions to shareholders
 from
Net investment income                   0       0     (0.10)   (0.36)   (0.30)
Net realized gains                      0   (2.86)        0        0    (0.02)
                                   ------  ------   -------  -------  -------
Total distributions to
 shareholders                           0   (2.86)    (0.10)   (0.36)   (0.32)
                                   ------  ------   -------  -------  -------

Net asset value, end of period     $ 8.38  $ 7.56   $ 13.15  $ 11.13  $  9.86
                                   ------  ------   -------  -------  -------
Total return*                       10.85% (27.18%)   19.18%   16.74%   (3.35%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $4,853  $6,483   $13,621  $11,021  $14,333
Ratios to average net assets:
 Expenses**                          1.95%   1.86%     1.69%    1.83%    1.86%
 Net investment income               1.05%   1.33%     0.20%    3.05%    4.02%
Portfolio turnover rate               238%    197%      105%     112%      57%

                                        Year Ended October 31,
                                ---------------------------------------------
                                1999 #   1998 #     1997      1996     1995
CLASS B SHARES
Net asset value, beginning of
 period                         $  7.34  $ 12.91   $ 10.98   $  9.76  $ 10.49
                                -------  -------   -------   -------  -------
Income from investment
 operations
Net investment income (loss)       0.01     0.06     (0.08)     0.23     0.32
Net realized and unrealized
 gains or losses on securities
 and foreign currency related
 transactions                      0.72    (2.77)     2.09      1.30    (0.75)
                                -------  -------   -------   -------  -------
Total from investment
 operations                        0.73    (2.71)     2.01      1.53    (0.43)
                                -------  -------   -------   -------  -------

Distributions to shareholders
 from
Net investment income                 0        0     (0.08)    (0.31)   (0.28)
Net realized gains                    0    (2.86)        0         0    (0.02)
                                -------  -------   -------   -------  -------
Total distributions to
 shareholders                         0    (2.86)    (0.08)    (0.31)   (0.30)
                                -------  -------   -------   -------  -------
Net asset value, end of period  $  8.07  $  7.34   $ 12.91   $ 10.98  $  9.76
                                -------  -------   -------   -------  -------

Total return*                      9.95%  (27.60%)   18.40%    15.82%   (4.00%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $20,752  $32,046   $75,271   $79,026  $97,165
Ratios to average net assets:
 Expenses**                        2.68%    2.61%     2.50%     2.59%    2.61%
 Net investment income             0.16%    0.60%    (0.51%)    2.30%    3.27%
Portfolio turnover rate             238%     197%      105%      112%      57%

*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended October 31,
                                   ------------------------------------------
                                   1999 #  1998 #    1997      1996    1995
CLASS C SHARES
Net asset value, beginning of
 period                            $ 7.32  $12.92   $ 10.99   $ 9.77  $ 10.50
                                   ------  ------   -------   ------  -------
Income from investment operations
Net investment income (loss)         0.01    0.05     (0.07)    0.23     0.32
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                        0.73   (2.79)     2.08     1.30    (0.75)
                                   ------  ------   -------   ------  -------
Total from investment operations     0.74   (2.74)     2.01     1.53    (0.43)
                                   ------  ------   -------   ------  -------

Distributions to shareholders
 from
Net investment income                   0       0     (0.08)   (0.31)   (0.28)
Net realized gains                      0   (2.86)        0        0    (0.02)
                                   ------  ------   -------   ------  -------
Total distributions to
 shareholders                           0   (2.86)    (0.08)   (0.31)   (0.30)
                                   ------  ------   -------   ------  -------
Net asset value, end of period     $ 8.06  $ 7.32   $ 12.92   $10.99  $  9.77
                                   ------  ------   -------   ------  -------

Total return*                       10.11% (27.86%)   18.38%   15.80%   (4.00%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $3,717  $4,725   $10,961   $8,791  $11,242
Ratios to average net assets:
 Expenses**                          2.65%   2.61%     2.47%    2.59%    2.61%
 Net investment income               0.11%   0.54%    (0.52%)   2.26%    3.27%
Portfolio turnover rate               238%    197%      105%     112%      57%

                                                              Year Ended
                                                              October 31,
                                                           ------------------
                                                           1999 #  1998 (a) #
CLASS Y SHARES
Net asset value, beginning of period                       $7.58     $10.94
                                                           -----     ------
Income from investment operations
Net investment income                                       0.06       0.07
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                  0.78      (3.43)
                                                           -----     ------
Total from investment operations                            0.84      (3.36)
                                                           -----     ------

Net asset value, end of period                             $8.42     $ 7.58
                                                           -----     ------
Total return                                               11.08%    (30.71%)
Ratios and supplemental data
Net assets, end of period (thousands)                      $ 270     $   28
Ratios to average net assets:
 Expenses**                                                 1.58%      1.49%+
 Net investment income                                      0.71%      1.33%+
Portfolio turnover rate                                      238%       197%

(a) For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended October 31,
                                          ---------------------------------
                                          1999 (b) (c) # 1998 #   1997 (a)
CLASS A SHARES
Net asset value, beginning of period         $ 14.65     $ 13.83   $ 12.53
                                             -------     -------   -------
Income from investment operations
Net investment income                           0.07        0.11      0.01
Net realized and unrealized gains on
 securities and foreign currency related
 transactions                                   3.69        0.91      1.29
                                             -------     -------   -------
Total from investment operations                3.76        1.02      1.30
                                             -------     -------   -------

Distributions to shareholders from
Net investment income                              0       (0.03)        0
Net realized gains                                 0       (0.03)        0
Tax return on capital                              0       (0.14)        0
                                             -------     -------   -------
Total distributions to shareholders                0       (0.20)        0
                                             -------     -------   -------

Net asset value, end of period               $ 18.41     $ 14.65   $ 13.83
                                             -------     -------   -------
Total return*                                  25.67%       7.43%    10.38%
Ratios and supplemental data
Net assets, end of period (thousands)        $93,578     $62,782   $33,213
Ratios to average net assets
 Expenses**                                     1.80%       1.35%     1.35%+
 Net investment income                          0.42%       0.96%     0.71%+
Portfolio turnover rate                          118%        120%      107%

                                                          Period Ended
                                                     October 31, 1999 (d) #
CLASS B SHARES
Net asset value, beginning of period                         $17.88
                                                             ------
Income from investment operations
Net investment loss                                           (0.01)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.68
                                                             ------
Total from investment operations                               0.67
                                                             ------

Net asset value, end of period                               $18.55
                                                             ------
Total return*                                                  3.75%
Ratios and supplemental data
Net assets, end of period (thousands)                        $  248
Ratios to average net assets
 Expenses**                                                    2.56%+
 Net investment income                                        (0.36%)+
Portfolio turnover rate                                         118%

(a) For the period from December 27, 1996 (commencement of class operations) to October 31, 1997.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. In addition, Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) As a result of the conversion of Mentor Perpetual International Portfolio into Evergreen Perpetual International Fund, the shareholders of Mentor Perpetual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.
(d) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended October 31,
                                       -------------------------------
                                       1999 (b) #  1998 #   1997 (a) #
CLASS C SHARES
Net asset value, beginning of period    $ 14.52    $ 13.81   $ 12.53
                                        -------    -------   -------
Income from investment operations
Net investment income (loss)              (0.06)      0.03         0
Net realized and unrealized gains on
 securities and foreign currency
 related transactions                      3.65       0.88      1.28
                                        -------    -------   -------
Total from investment operations           3.59       0.91      1.28
                                        -------    -------   -------
Distributions to shareholders from
Net investment income                         0      (0.03)        0
Net realized gains                            0      (0.03)        0
Tax return on capital                         0      (0.14)        0
                                        -------    -------   -------
Total distributions to shareholders           0      (0.20)        0
                                        -------    -------   -------
Net asset value, end of period          $ 18.11    $ 14.52   $ 13.81
                                        -------    -------   -------
Total return*                             24.72%      6.64%    10.22%
Ratios and supplemental data
Net assets, end of period (thousands)   $60,544    $42,354   $19,371
Ratios to average net assets
 Expenses**                                2.56%      2.10%     2.10%
 Net investment income                    (0.36%)     0.21%     0.04%
Portfolio turnover rate                     118%       120%      107%

                                              Year Ended October 31,
                                       ---------------------------------------
                                       1999 (b) # 1998 #   1997 #   1996 (c) #
CLASS Y SHARES
Net asset value, beginning of period     $14.74   $ 13.89  $ 12.12    $12.50
                                         ------   -------  -------    ------
Income from investment operations
Net investment income                      0.10      0.27     0.15      0.04
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions             3.72      0.79     1.67     (0.42)
                                         ------   -------  -------    ------
Total from investment operations           3.82      1.06     1.82     (0.38)
                                         ------   -------  -------    ------
Distributions to shareholders from
Net investment income                         0     (0.02)   (0.05)        0
Net realized gains                            0     (0.05)       0         0
Tax return on capital                         0     (0.14)       0         0
                                         ------   -------  -------    ------
Total distributions to shareholders           0     (0.21)   (0.05)        0
                                         ------   -------  -------    ------
Net asset value, end of period           $18.56   $ 14.74  $ 13.89    $12.12
                                         ------   -------  -------    ------
Total return                              25.92%     7.69%   15.07%    (3.04%)
Ratios and supplemental data
Net assets, end of period (thousands)    $6,572   $10,979  $16,110    $8,741
Ratios to average net assets
 Expenses**                                1.55%     1.10%    1.10%     1.10%+
 Net investment income                     0.64%     1.21%    1.20%     0.89%+
Portfolio turnover rate                     118%      120%     107%       59%

(a) For the period from December 27, 1996 (commencement of class operations) to October 31, 1996.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. In addition, Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) For the period from May 29, 1996 (commencement of class operations) to Oc-tober 31, 1996.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Precious Metals Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended October 31,
                                                ---------------------------
                                                 1999 #        1998 (a) #
CLASS A SHARES
Net asset value, beginning of period            $     11.64    $     12.45
                                                -----------    -----------
Income from investment operations
Net investment loss                                   (0.01)         (0.01)
Net realized and unrealized gains or losses on
 securities and foreign currency related
 transactions                                          0.25          (0.80)
                                                -----------    -----------
Total from investment operations                       0.24          (0.81)
                                                -----------    -----------
Net asset value, end of period                  $     11.88    $     11.64
                                                -----------    -----------
Total return*                                          2.06%         (6.51%)
Ratios and supplemental data
Net assets, end of period (thousands)           $    69,387    $    83,431
Ratios to average net assets
 Expenses**                                            2.01%          2.01%+
 Net investment income                                (0.07%)        (0.12%)+
Portfolio turnover rate                                  33%            44%

                          Year Ended October 31,          Year Ended February 28,
                         ----------------------------    ------------------------------
                                             1997 (b)
                         1999 #    1998 #       #          1997       1996       1995
                         -------   -------   --------    --------   --------   --------
CLASS B SHARES
Net asset value,
 beginning of period     $ 11.58   $ 15.87   $  23.94    $  26.35   $  19.30   $  25.09
                         -------   -------   --------    --------   --------   --------
Income from investment
 operations
Net investment loss        (0.10)    (0.19)     (0.14)      (0.26)     (0.25)     (0.13)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       0.24     (3.29)     (7.93)      (1.16)      7.30      (5.54)
                         -------   -------   --------    --------   --------   --------
Total from investment
 operations                 0.14     (3.48)     (8.07)      (1.42)      7.05      (5.67)
                         -------   -------   --------    --------   --------   --------
Distributions to
 shareholders from
Net investment income          0         0          0           0          0      (0.12)
Net realized gains             0     (0.81)         0       (0.99)         0          0
                         -------   -------   --------    --------   --------   --------
Total distributions to
 shareholders                  0     (0.81)         0       (0.99)         0      (0.12)
                         -------   -------   --------    --------   --------   --------
Net asset value, end of
 period                  $ 11.72   $ 11.58   $  15.87    $  23.94   $  26.35   $  19.30
                         -------   -------   --------    --------   --------   --------
Total return*               1.21%   (22.60%)   (33.71%)     (5.16%)    36.53%    (22.70%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $13,781   $25,765   $111,173    $190,108   $217,270   $171,193
Ratios to average net
 assets
 Expenses**                 2.76%     2.72%      2.48%+      2.33%      2.28%      2.33%
 Net investment income     (0.94%)   (1.52%)    (1.04%)+    (1.08%)    (1.08%)    (0.54%)
Portfolio turnover rate       33%       44%        19%         41%        39%        75%


(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.
(b) For the eight-month period ended October 31, 1997. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                              Year Ended
                                                              October 31,
                                                           -------------------
                                                           1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period                       $11.58     $13.65
                                                           ------     ------
Income from investment operations
Net investment loss                                         (0.09)     (0.14)
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                   0.22      (1.93)
                                                           ------     ------
Total from investment operations                             0.13      (2.07)
                                                           ------     ------
Net asset value, end of period                             $11.71     $11.58
                                                           ------     ------
Total return*                                                1.12%    (15.16%)
Ratios and supplemental data
Net assets, end of period (thousands)                      $  465     $  557
Ratios to average net assets
 Expenses**                                                  2.85%      2.83%+
 Net investment income                                      (0.80%)    (1.44%)+
Portfolio turnover rate                                        33%        44%

(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss is based on average shares outstanding throughout the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Emerging Markets Growth Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 96.9%

            Aerospace & Military
             Technology - 2.1%
     36,653 Elbit Systems Ltd. ..................................   $   526,887
    250,000 Embraer-Empresa Brasileira de Aeronautica SA.........       832,479
                                                                    -----------
                                                                      1,359,366
                                                                    -----------
            Banking - 16.2%
 35,800,000 Akbank Turk Anonim Sirket............................       558,479
      9,289 Alpha Credit Bank, GDR...............................       710,349
    146,300 Amalgamated Bank South Africa........................       596,516
 34,100,000 Banco Bradesco SA....................................       166,831
      7,800 Banco de Galicia y Buenos Aires SA de CV, Cl. B,
             ADR.................................................       164,775
  5,000,000 Banco Est Sao Paulo SA...............................       128,330
      6,400 Banco Frances del Rio de la Plata SA, ADR............       140,000
  3,890,000 Banco Itau SA........................................       223,197
     18,097 Bank Handlowy w Warszawie............................       255,189
    225,500 Bank Hapoalim Ltd....................................       536,273
  3,024,000 * Bank Negara Indonesa...............................       154,398
  2,475,200 Bank Pan Indonesia...................................       288,864
  1,294,630 Bank Sinopac.........................................       730,576
    486,960 * Chinatrust Commercial Bank.........................       446,738
    141,900 * Grupo Financiero Banamex AC, Ser. O................       355,045
    951,400 Grupo Financiero Bancomer SA, Ser. O.................       252,400
     33,060 Housing & Commercial Bank............................       873,699
     39,400 * Kookmin Bank.......................................       614,239
    154,000 Malayan Banking Berhad...............................       522,790
     37,400 Metro Bank & Trust Co. ..............................       279,801
     22,379 * Nedcor Investment Bank.............................        12,567
     22,633 Nedcor Ltd. .........................................       445,020
      2,833 OTP Bank Rt. ........................................       128,712
    500,000 * Siam Commercial Bank...............................       566,636
     22,792 Standard Bank Investment.............................        77,906
     30,000 State Bank of India, GDR, 144A.......................       393,750
 33,800,000 Turkiye Garanti Bankasi AS...........................       288,246
  7,920,000 Turkiye Is Bankasi (Isbank)..........................       156,499
      6,000 Uniao de Bancos Brasileiros SA, GDR ("Unibanco").....       138,750
 26,460,000 Yapi ve Kredi Bankasi AS.............................       385,257
                                                                    -----------
                                                                     10,591,832
                                                                    -----------
            Beverages & Tobacco - 5.4%
    647,000 Cia Cervejaria Brahma................................       412,661
     23,400 Embotelladora Andina SA, Ser. A......................       380,250
     18,200 Fomento Economico Mexicano, Ser. B, ADR..............       597,188
    178,800 Grupo Modelo SA de CV, Ser. C........................       437,141
     10,753 Hellenic Bottling....................................       242,580
      9,600 Panamerican Beverages, Inc., Cl. A...................       154,200
     28,500 Rembrandt Controlling Investments Ltd. ..............       122,931
     68,175 Rembrandt Group Ltd. ................................       509,895
     66,500 * South African Brew.................................       590,073
     10,500 Technical & Industrial Investments Ltd. .............        43,581
                                                                    -----------
                                                                      3,490,500
                                                                    -----------

   Shares                                                               Value

 COMMON STOCKS - continued
            Broadcasting & Publishing - 0.8%
     11,650 * Grupo Televisa SA, ADR..............................   $   495,125
                                                                     -----------

            Building Materials &
             Components - 1.7%
     20,768 Cemex SA de CV, Ser. B................................       467,280
     30,000 Larsen & Toubro Ltd., GDR, 144A.......................       639,000
                                                                     -----------
                                                                       1,106,280
                                                                     -----------
            Chemicals - 3.3%
    171,840 Formosa Plastic Corp. ................................       344,005
     11,000 L.G. Chemical Ltd. ...................................       332,889
    289,710 Nan Ya Plastic Corp. .................................       506,901
     69,100 Reliance Industries Ltd., GDR, 144A...................       852,003
      3,200 Sociedad Quimica y Minera de Chile SA, ADR............        93,000
                                                                     -----------
                                                                       2,128,798
                                                                     -----------
            Construction - 0.4%
     38,275 Corporacion GEO SA de CV, Ser. B......................        97,161
    120,000 Italian-Thai Development Plc..........................       142,209
                                                                     -----------
                                                                         239,370
                                                                     -----------
            Electrical & Electronics - 2.4%
     38,100 Delta Electronics, Inc. ..............................       311,866
    105,300 Electricity Generating Public Co. ....................       139,109
     46,100 * Hyundai Electronics Ind. ...........................       766,732
     43,680 Quanta Computer, Inc. ................................       358,033
                                                                     -----------
                                                                       1,575,740
                                                                     -----------
            Electronic Components - 9.4%
    173,650 Acer Peripherals Inc. ................................       462,592
     53,900 Asustek Computer Inc. ................................       565,848
     15,800 Samsung Electronics...................................     2,634,431
    373,860 * Taiwan Semiconductor................................     1,661,862
    315,501 * United Microelectronics Corp. ......................       820,581
                                                                     -----------
                                                                       6,145,314
                                                                     -----------
            Energy Equipment & Services - 1.1%
     34,000 BSES Ltd. ............................................       399,500
      3,900 * Gulf Indonesia Resources Ltd. ......................        30,956
     41,300 PTT Exploration & Production Public Co., Ltd. ........       301,687
                                                                     -----------
                                                                         732,143
                                                                     -----------
            Energy Sources - 4.1%
     11,418 MOL Magyar Olaj-es Gazipari Rt., GDR..................       230,140
     69,531 Perez Companc SA, Cl. B...............................       418,774
     41,120 Petroleo Brasileiro SA, ADR ("Petrobras").............       657,233
    101,863 Petroleos de Chile SA.................................       362,568
     36,780 Sasol Ltd. ...........................................       251,438
     23,161 * SK Corp., GDR, 144A.................................       444,104
     14,576 Ssangyong Oil Refining Co, Ltd. ......................       331,742
                                                                     -----------
                                                                       2,695,999
                                                                     -----------

                                   EVERGREEN
                          Emerging Markets Growth Fund
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                               Value

 COMMON STOCKS - continued
            Financial Services - 0.7%
     11,091 Samsung Securities Co. ...............................   $   388,347
     13,600 Technical Investment Corp. ...........................        53,127
                                                                     -----------
                                                                         441,474
                                                                     -----------
            Food & Household Products - 1.8%
    850,000 * Golden Agri- Resources Ltd. ........................       344,250
    165,976 Grupo Industrial Bimbo, Ser. A........................       304,600
    124,200 Kimberly Clark Corp. de Mexico SA de CV, Cl. A........       397,978
    269,700 Migros Turk TAS.......................................       116,402
                                                                     -----------
                                                                       1,163,230
                                                                     -----------
            Forest Products & Paper - 1.1%
     20,183 Empresas CMPC.........................................       181,439
    600,000 Indah Kiat Pulp & Paper...............................       258,206
     33,977 Sappi Ltd. ...........................................       281,496
                                                                     -----------
                                                                         721,141
                                                                     -----------
            Health & Personal Care - 1.6%
     43,400 Pliva D.D., GDR, 144A.................................       466,550
      5,000 Ranbaxy Laboratories Ltd., GDR, 144A..................       100,500
     20,500 * Taro Pharmaceutical Industries Ltd. ................       358,750
      2,800 Teva Pharmaceutical Industries Ltd., ADR..............       135,450
                                                                     -----------
                                                                       1,061,250
                                                                     -----------
            Insurance - 1.9%
 17,560,000 Aksigorta A.S. .......................................       538,740
    105,450 Cathay Life Insurance Co., Ltd. ......................       272,601
     12,470 Hyundai Fire & Marine Co., Ltd. ......................       263,019
     19,435 Liberty Life Association of Africa, Ltd. .............       180,314
                                                                     -----------
                                                                       1,254,674
                                                                     -----------
            Leisure & Tourism - 0.6%
     38,000 Indian Hotels Co., Ltd. ..............................       389,500
                                                                     -----------
            Merchandising - 2.5%
    393,400 * Cifra SA de CV, Ser. V..............................       618,832
    274,912 New Clicks Holdings Ltd. .............................       398,248
    122,720 President Chain Store Corp. ..........................       346,262
     31,100 * Santa Isabel SA, ADR................................       248,800
                                                                     -----------
                                                                       1,612,142
                                                                     -----------
            Metals - Non Ferrous - 2.6%
     16,405 Anglo-American Platinum Corp. Ltd. ...................       472,628
     15,300 AngloGold Ltd, ADR....................................       429,356
     30,037 De Beers Centenary....................................       820,387
                                                                     -----------
                                                                       1,722,371
                                                                     -----------
            Metals - Steel - 1.8%
    715,000 China Steel Corp. ....................................       550,000
     26,600 Companhia Vale do Rio Doce, ADR.......................       518,772
     62,400 Siderca SA............................................       119,240
                                                                     -----------
                                                                       1,188,012
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Multi-Industry - 4.7%
     46,600 ALFA SA de CV, Ser. A................................   $   178,895
     12,370 Anglo American Plc...................................       658,396
    918,000 Astra Agro Lestari...................................       294,617
  1,168,000 Ayala Corp. .........................................       291,272
     68,443 Barlow Ltd. .........................................       333,654
      7,000 Desc SA de CV, Ser. C, ADR...........................       111,125
     32,204 Elektrim Spolka Akcyjna SA...........................       278,575
     50,000 Genting Berhad.......................................       178,947
     71,400 * Grupo Carso SA de CV, Ser. A1......................       299,357
     15,000 ITC Corp. Ltd. ......................................       277,500
    585,000 JG Summit Holdings, Inc., Ser. B.....................        50,331
    100,000 Kuala Lumpur Kepong Bertial..........................       128,947
                                                                    -----------
                                                                      3,081,616
                                                                    -----------
            Technology - 1.1%
     16,800 Aptech Ltd. .........................................       340,567
     25,000 Pentafour Software & Exports Ltd. ...................       347,270
                                                                    -----------
                                                                        687,837
                                                                    -----------
            Telecommunications - 24.5%
     58,127 * Bezeq Israeli Telecommunication Corp. Ltd. ........       236,915
     11,000 Compania Anonima Nacional Telefonos de Venezuela, Cl.
             D, ADR..............................................       283,937
     15,900 Compania de Telecom de Chile SA, ADR.................       265,331
      6,768 ECI Telecommunications Ltd. .........................       197,118
     32,900 * Embratel Participacoes SA, ADR.....................       423,587
     62,794 Hellenic Telecommunications Organization SA, GDR.....     1,330,551
    266,000 Indosat, ADR.........................................       430,722
     29,000 Korea Telecom Corp. .................................     1,022,250
      6,995 L.G. Electronics, GDR, 144A..........................       229,182
     37,500 Mahanagar Telep Ni, GDR..............................       300,000
    118,463 Mahanagar Telephone Nigam Ltd., GDR..................       986,797
     15,981 * Matav Rt., ADR.....................................       460,453
     20,000 Philippine Long Distance
             Telephone Co. ......................................       411,250
        614 SK Telecom Ltd. .....................................       708,954
     15,000 SK Telecom Ltd., ADR.................................       195,938
     16,100 * SPT Telecom AS.....................................       242,952
     25,600 * STET Hellas Telecommunications SA..................       550,400
      4,100 Tele Centro Sul Participacoes SA, ADR................       244,975
     31,327 Tele Norte Leste Participacoes SA, ADR...............       528,643
    328,000 * Telecom Asia Corp. ................................       252,765
      2,900 * Telecomunicacoes Brasileiras SA, ADR Preference
             Shares ("Telebras").................................       225,838
     14,200 Telefonica de Argentina, Cl. B, ADR..................       363,875
     29,500 Telefonica del Peru SA, Cl. B, ADR...................       341,094
     31,807 Telefonos de Mexico SA, ADR..........................     2,719,498
    207,000 Telekom Malaysia Berhad..............................       637,342


                                   EVERGREEN
                          Emerging Markets Growth Fund
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                               Value

 COMMON STOCKS - continued
            Telecommunications - continued
     55,800 Telekomunikacja Polaska SA............................   $   283,000
    756,000 Telekomunikasi Indonesia, Ser. B......................       358,425
      9,700 Telesp Celular Participacoes..........................       238,862
     15,800 Telesp Participacpoes SA, ADR.........................       255,762
  4,145,000 Vestel Electronic.....................................       508,674
     46,300 Videsh Sanchar Nigam Ltd., GDR, 144A..................       724,595
                                                                     -----------
                                                                      15,959,685
                                                                     -----------
            Textiles - 0.5%
    243,960 Far East Textile Inc. ................................       333,791
                                                                     -----------
            Transportation - Roads & Rail - 0.7%
  1,400,000 Jiangsu Expressway....................................       214,456
  1,500,000 Zhejiang Expressway...................................       229,774
                                                                     -----------
                                                                         444,230
                                                                     -----------
            Transportation - Shipping - 0.3%
  1,096,000 * China Shipping Haisheng Co., Ltd. ..................       204,570
                                                                     -----------
            Utilities - Electric, Gas &
             Water - 3.4%
     73,500 Centrais Eletricas Brasileiras SA, ADR................       628,807
     14,031 Empresa Nacional de Electric, ADR.....................       178,895
     19,000 * Huaneng Power Intl., Inc., ADR......................       230,375
     60,000 Korea Electric Power Corp., ADR.......................       945,000
     60,000 Petronas Gas Berhad...................................       127,105
     12,900 Transportadora de Gas del Sur SA, ADR ("TGS").........       108,038
                                                                     -----------
                                                                       2,218,220
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Wholesale & International
             Trade - 0.2%
     95,000 Siam Makro Plc.......................................   $   159,953
                                                                    -----------
            Total Common Stocks
             (cost $56,536,519)..................................    63,204,163
                                                                    -----------
 WARRANTS - 0.0%
            Banking - 0.0%
    218,400 * Bank Pan Indonesia (cost $0).......................         8,602
                                                                    -----------
 RIGHTS - 0.0%
            Banking - 0.0%
      3,957 * Kookmin Bank, Expire 11/4/1999.....................         1,403
                                                                    -----------
            Financial Services - 0.0%
      2,661 Samsung Securities, Expire 11/23/1999................         4,509
                                                                    -----------
            Total Rights
             (cost $0)...........................................         5,912
                                                                    -----------
 Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 1.3%
            U. S. Agency Obligations - 1.3%
 $  847,000 Federal Home Loan Bank Consolidated Discount Note
             5.16%, 11/1/1999 (cost $847,000)....................   $   847,000
                                                                    -----------

            Total Investments -
             (cost $57,383,519)............................    98.2%  64,065,677
            Other Assets and Liabilities - net.............     1.8    1,172,236
                                                                     -----------
            Net Assets.....................................   100.0% $65,237,913
                                                              =====  ===========

*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipt

                                   EVERGREEN
                          Emerging Markets Growth Fund
                      Schedule of Investments (continued)
                                October 31, 1999

At October 31, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Korea............................................. $ 9,756,437        15.2%
Taiwan............................................   7,399,791        11.6%
Mexico............................................   7,331,625        11.5%
Brazil............................................   5,624,729         8.8%
India.............................................   5,126,211         8.0%
South Africa......................................   5,029,064         7.8%
Greece............................................   2,833,880         4.4%
Turkey............................................   2,552,297         4.0%
Indonesia.........................................   2,172,060         3.4%
Israel............................................   1,991,393         3.1%
Thailand..........................................   1,874,226         2.9%
Chile.............................................   1,710,283         2.7%
Malaysia..........................................   1,595,132         2.5%
Argentina.........................................   1,314,701         2.1%
United Kingdom....................................   1,248,469         1.9%
Philippines.......................................   1,032,653         1.6%
Other+............................................   5,472,726         8.5%
                                                   -----------       ------
                                                   $64,065,677       100.0%
                                                   ===========       ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Global Leaders Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 91.8%
            Australia - 1.0%
     54,500 National Australia Bank, Ltd. .......................   $  4,274,844
            Belgium - 1.1%
     35,000 Colruyt NV...........................................      1,918,048
      3,500 * Dolmen Computer Applications NV....................         67,040
     75,000 UCB SA...............................................      2,796,606
                                                                    ------------
                                                                       4,781,694
                                                                    ------------
            Canada - 3.2%
    500,000 Bombardier, Inc., Cl. B..............................      8,815,137
     65,000 * Canadian Natural Resources Ltd. ...................      1,430,804
    120,000 Du Pont Canada, Inc., Cl. A..........................      3,994,836
                                                                    ------------
                                                                      14,240,777
                                                                    ------------
            Denmark - 0.8%
     37,500 Coloplast AS.........................................      3,688,307
                                                                    ------------
            Finland - 1.6%
     60,000 Nokia Corp., ADR.....................................      6,933,750
                                                                    ------------
            France - 4.4%
     22,800 Carrefour SA.........................................      4,220,863
     47,000 Hermes International.................................      5,141,442
     88,400 * Sanofi Synthelabo..................................      3,900,659
     38,320 Societe Technip......................................      3,889,615
     15,564 Sodexho Alliance.....................................      2,553,875
                                                                    ------------
                                                                      19,706,454
                                                                    ------------
            Germany - 5.5%
     70,000 Altana AG............................................      4,940,539
     44,000 Hugo Boss AG.........................................      4,998,391
    180,050 RWE AG...............................................      7,253,467
     10,000 SAP AG...............................................      3,715,134
    130,000 Suedzucker AG........................................      1,969,063
      4,968 VEW AG...............................................      1,518,034
                                                                    ------------
                                                                      24,394,628
                                                                    ------------
            Hong Kong - 1.3%
  1,635,000 Axa China Region Ltd. ...............................      1,410,118
     35,633 Cable & Wireless Hong Kong Ltd. .....................         81,417
    181,000 Cheung Kong Holdings Ltd. ...........................      1,648,420
    200,000 Henderson Land Development Co., Ltd. ................        908,798
  1,428,020 Hong Kong & China Gas Co. Ltd. ......................      1,893,365
                                                                    ------------
                                                                       5,942,118
                                                                    ------------
            Ireland - 1.0%
     14,510 CRH Plc..............................................        273,959
    217,137 CRH Plc, London Exchange.............................      4,099,699
                                                                    ------------
                                                                       4,373,658
                                                                    ------------
            Italy - 4.9%
    175,000 Benetton Group SpA, ADS..............................      7,689,063
    395,000 Industrie Natuzzi SpA, ADR...........................      7,208,750
    352,000 Luxottica Group SpA, ADS.............................      6,754,000
                                                                    ------------
                                                                      21,651,813
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Japan - 8.4%
     90,000 Nintendo Co., Ltd. ..................................   $ 14,285,029
    250,800 Seven-Eleven Japan Co. Ltd. .........................     22,970,556
                                                                    ------------
                                                                      37,255,585
                                                                    ------------
            Malaysia - 0.6%
    101,000 AMMB Holdings Berhad.................................        217,947
    254,000 Commerce Asset Holding Berhad........................        561,474
    254,000 Malayan Banking Berhad...............................        862,263
     92,000 Malaysian Oxygen Berhad..............................        174,316
     81,000 Nestle Berhad........................................        298,421
    134,000 Perusahaan Otomobil Nasional Berhad..................        246,842
    180,000 RHB Capital Berhad...................................        162,000
    166,000 * United Engineers Ltd. Berhad.......................        281,763
                                                                    ------------
                                                                       2,805,026
                                                                    ------------
            Netherlands - 4.4%
     21,093 CSM NV...............................................        993,963
     60,757 CSM NV, Certificates.................................      2,802,333
     84,901 Getronics NV.........................................      4,232,967
     52,086 IHC Caland NV........................................      2,259,949
     80,931 Numico Kon NV........................................      3,298,681
     90,000 VNU NV...............................................      3,043,528
     81,416 Wolters Kluwer NV....................................      2,720,701
                                                                    ------------
                                                                      19,352,122
                                                                    ------------
            Spain - 1.1%
      2,400 Endesa SA............................................         48,040
    195,500 Endesa SA, ADR.......................................      3,897,781
    140,000 Prosegur, CIA de Seguridad SA........................      1,148,620
                                                                    ------------
                                                                       5,094,441
                                                                    ------------
            Sweden - 1.0%
    164,000 Hennes & Mauritz, Cl. B..............................      4,357,247
            Switzerland - 2.0%
     40,525 ABB AG...............................................      4,080,947
         79 Roche Holding AG.....................................        948,435
         18 Roche Holding AG, Bearer Shares......................        314,112
      1,665 Schweizerische Rueckversicherungs-Gesellschaft.......      3,451,683
                                                                    ------------
                                                                       8,795,177
                                                                    ------------
            United Kingdom - 7.4%
      7,937 Astrazeneca Plc......................................        358,535
    112,755 Astrazeneca Plc, ADR.................................      5,158,541
    368,102 Granada Group Plc....................................      2,921,497
    135,000 Laporte Plc..........................................      1,113,596
  1,215,000 * Laporte Plc, Cl. B.................................          9,982
    237,100 Lloyds TSB Group Plc.................................      3,280,453
    270,000 Morgan Crucible Co. Plc..............................      1,078,103
    217,000 Next Plc.............................................      2,340,910
    180,000 Pearson Publishing Plc...............................      4,052,129
    530,200 Rentokil Initial Plc.................................      1,775,119
     19,024 SmithKline Beecham Plc...............................        245,393
     50,000 SmithKline Beecham Plc, ADR..........................      3,200,000

                                   EVERGREEN
                              Global Leaders Fund
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            United Kingdom - continued
    156,841 Smiths Industries Plc................................   $  2,128,775
    250,000 TI Group Plc.........................................      1,684,279
     62,500 Vodafone AirTouch Plc, ADR...........................      2,996,094
    156,307 Williams Plc.........................................        783,373
                                                                    ------------
                                                                      33,126,779
                                                                    ------------
            United States - 42.1%
     75,000 Abbott Laboratories..................................      3,028,125
     95,900 AlliedSignal, Inc....................................      5,460,306
     37,312 American International Group, Inc. ..................      3,840,804
     61,600 Avon Products, Inc. .................................      1,986,600
    120,000 Black & Decker Corp..................................      5,160,000
     95,000 Carnival, Corp. Cl. A................................      4,227,500
    151,250 * Cisco Systems, Inc. ...............................     11,192,500
    187,500 Citigroup, Inc. .....................................     10,148,437
     30,000 Computer Associates International, Inc. .............      1,695,000
     25,000 * Dell Computer Corp. ...............................      1,003,125
     72,900 Disney (Walt) Co. ...................................      1,922,738
     68,000 Federal National Mortgage Assoc. ....................      4,811,000
     60,000 Gannett Co., Inc. ...................................      4,627,500
    101,250 Gap, Inc. ...........................................      3,758,906
     69,000 General Electric Co. ................................      9,353,812
     40,000 General Mills, Inc. .................................      3,487,500
    100,000 Harley-Davidson, Inc. ...............................      5,931,250
     90,000 Home Depot, Inc. ....................................      6,795,000
     90,000 Intel Corp. .........................................      6,969,375
    130,000 Marriott International, Inc. Cl. A...................      4,379,375
     90,350 Marsh & McLennan Co., Inc. ..........................      7,143,297
     60,000 Maytag Corp. ........................................      2,403,750
    119,775 MBNA Corp. ..........................................      3,308,784
     74,500 McGraw-Hill Companies, Inc. .........................      4,442,062
     68,000 Merck & Co., Inc. ...................................      5,410,250
    119,000 * Microsoft Corp. ...................................     11,014,937
     25,000 Morgan Stanley, Dean Witter, Discover & Co. .........      2,757,813
     54,250 * Oracle Systems Corp. ..............................      2,580,266
     60,000 Pitney Bowes, Inc. ..................................      2,733,750
     98,700 SBC Communications, Inc. ............................      5,027,531
     68,000 Schering-Plough Corp. ...............................      3,366,000


   Shares                                                             Value

 COMMON STOCKS - continued
             United States - continued
      60,000 Schwab (Charles) & Co., Inc. ......................   $  2,336,250
      50,000 SLM Holding Corp. .................................      2,446,875
      37,500 Sodexho Marriott Services, Inc. ...................        705,469
     175,000 TJX Co., Inc. .....................................      4,746,875
      52,000 Tribune Co. .......................................      3,120,000
      52,665 United Technologies Corp. .........................      3,186,233
     125,000 Viad Corp. ........................................      3,070,313
     202,400 Wal-Mart Stores, Inc. .............................     11,473,550
     130,000 Wells Fargo Co. ...................................      6,223,750
                                                                   ------------
                                                                    187,276,608
                                                                   ------------
             Total Common Stocks
              (cost $287,316,928)...............................    408,051,028
                                                                   ------------

 PREFERRED STOCKS - 0.5%
             Germany - 0.5%
      75,000 RWE AG (cost $2,701,389)...........................      2,382,440
                                                                   ------------

 WARRANTS - 0.0%
             Malaysia - 0.0%
      26,750 * Commerce Asset Holding, Warrants @ 7.45MYR expire
              3/16/2002 (b).....................................         22,245
      33,200 * United Engineers Ltd. Berhad, expire 11/18/2002..              0
                                                                   ------------
                                                                         22,245
             Total Warrants
              (cost $16,302)....................................         22,245
                                                                   ------------
  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 7.4%
             United States - 7.4%
 $32,834,000 State Street Bank & Trust Co. purchased 10/29/1999,
              5.16%, maturing 11/1/1999, maturity
              value $32,848,119 (cost $32,834,000) (a)..........     32,834,000
                                                                   ------------

            Total Investments -
             (cost $322,868,619)..........................    99.7%  443,289,713
            Other Assets and Liabilities - net............     0.3     1,477,018
                                                             -----  ------------
            Net Assets....................................   100.0% $444,766,731
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
(b) Investment is being fair valued in accordance with procedures established by the Board of Trustees.
*   Non-income producing security.

Summary of Abbreviations:
ADR American Depository Receipt
ADS American Depository Shares

                                   EVERGREEN
                              Global Leaders Fund
                       Schedule of Investments(continued)
                                October 31, 1999

At October 31, 1999, the Fund held securities in the following industries:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Merchandising..................................... $ 85,797,826       19.4%
Health & Personal Care............................   42,195,443        9.5%
Financial Services................................   41,895,253        9.4%
Electrical & Electronics..........................   33,104,976        7.5%
Cash & Cash Equivalents...........................   32,834,000        7.4%
Food & Household Products.........................   26,702,747        6.0%
Telecommunications................................   26,231,292        5.9%
Technology........................................   23,329,743        5.3%
Broadcasting & Publishing.........................   17,953,791        4.1%
Aerospace & Military Technology...................   17,461,676        3.9%
Utilities-Electric, Gas & Water...................   15,475,094        3.5%
Banking...........................................   15,364,784        3.5%
Building Materials & Components...................    8,545,036        1.9%
Business & Public Services........................    7,934,499        1.8%
Multi-Industry....................................    7,766,929        1.7%
Real Estate.......................................    7,642,062        1.7%
Leisure & Tourism.................................    6,150,237        1.4%
Other.............................................   26,904,325        6.1%
                                                   ------------      ------
                                                   $443,289,713      100.0%
                                                   ============      ======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:

 Exchange                               U.S. Value at   In Exchange Unrealized
   Date        Contracts to Deliver    October 31, 1999 for U.S. $     Loss
------------------------------------------------------------------------------
 11/8/1999  3,728,100,000 Japanese Yen   $35,805,301    $34,850,199 $(955,102)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Global Opportunities Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 90.0%
             Aerospace & Military Technology - 1.2%
     669,960 Embraer-Empresa Brasileira de Aeronautica SA........   $  2,230,912
                                                                    ------------

             Automobiles - 1.2%
      19,040 Brembo SpA..........................................        218,297
     123,000 Koito Manufacturing Co., Ltd. ......................        706,598
     155,000 NSK Ltd. ...........................................      1,241,248
                                                                    ------------
                                                                       2,166,143
                                                                    ------------
             Banking - 2.3%
     607,400 Anglo Irish Bank Corp. Plc..........................      1,424,733
     166,600 Den Norske Bank AS..................................        645,300
     210,000 The Bank Of Yokohama, Ltd. .........................      1,178,191
         233 Verwalt & Private Bank..............................        966,821
                                                                    ------------
                                                                       4,215,045
                                                                    ------------
             Beverages & Tobacco - 0.4%
      15,000 * Al-Ahram Beverage Co. SA, GDR.....................        457,106
      10,289 * Baron de Ley SA...................................        275,973
                                                                    ------------
                                                                         733,079
                                                                    ------------
             Broadcasting & Publishing - 2.2%
      21,890 * Endemol Entertainment NV..........................        748,312
       5,800 * Tivo, Inc. (a)....................................        248,675
           6 Yahoo Japan Corp. ..................................      3,164,861
                                                                    ------------
                                                                       4,161,848
                                                                    ------------

             Building Materials & Components - 0.7%
      69,700 * Toll Brothers, Inc. ..............................      1,219,750
                                                                    ------------
             Business & Public Services - 13.8%
     990,939 Aegis Group Plc.....................................      2,605,296
       1,750 Altran Technologies SA..............................        599,896
     340,158 Ashtead Group Plc...................................        969,774
     135,691 Capita Group Plc....................................      1,794,887
     147,326 Compass Group Plc...................................      1,573,559
     700,056 Computershare Ltd. .................................      2,544,626
      38,200 * Diamond Technology Partners, Inc. (a) ............      2,468,675
      26,500 * Electronics for Imaging, Inc. ....................      1,068,281
      14,632 GTI Holding NV......................................        296,270
      76,600 * Labor Ready, Inc. ................................        780,363
      39,300 * Lamar Advertising Co. Cl. A (a)...................      2,122,200
       5,000 * Marketwatch.com, Inc. (a).........................        262,500
      16,900 Navigant Consulting Co. (a).........................        482,706
       8,000 Oracle Corp. Japan..................................      1,626,546
       1,560 Penauille Polyservices..............................        512,613
      23,600 * PMC-Sierra, Inc. (a)..............................      2,224,300
      13,500 Trend Micro, Inc. ..................................      2,680,061
      41,100 TSI International Software Ltd. ....................        986,400
                                                                    ------------
                                                                      25,598,953
                                                                    ------------
             Chemicals - 0.8%
      72,300 Georgia Gulf Corp. (a)..............................      1,558,969
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Communication Services - 1.8%
      42,200 * Citadel Communications Corp. .....................   $  2,038,788
      20,700 * Entercom Communications Corp. (a).................      1,031,119
      44,700 Mosaic Group Inc ...................................        239,914
                                                                    ------------
                                                                       3,309,821
                                                                    ------------
             Construction - 0.9%
      38,300 * Dycom Industries, Inc. (a)........................      1,247,143
      34,000 Fujitec Co., Ltd. ..................................        378,575
                                                                    ------------
                                                                       1,625,718
                                                                    ------------

             Data Processing & Reproduction - 3.7%
      12,582 * Atos SA...........................................      1,611,947
      17,100 Dassault Systemes SA................................        709,213
      57,500 Logica Plc..........................................        877,756
     514,226 Parity Group........................................      1,715,300
      38,463 Sage Group Plc......................................      1,971,914
                                                                    ------------
                                                                       6,886,130
                                                                    ------------
             Education - 1.1%
       7,500 Benesse Corp. ......................................      1,604,009
      24,000 * ITT Educational Services, Inc. ...................        474,000
                                                                    ------------
                                                                       2,078,009
                                                                    ------------
             Electrical & Electronics - 1.6%
      48,300 * Natural Microsystems Corp. .......................      1,156,181
       6,200 * QLogic Corp. .....................................        645,575
      35,800 * Veeco Instruments, Inc. ..........................      1,214,963
                                                                    ------------
                                                                       3,016,719
                                                                    ------------
             Electronic Components - 3.8%
      36,600 * Cymer, Inc. ......................................      1,351,913
      65,000 Ibiden Co. Ltd .....................................      1,090,918
      31,800 * Lattice Semiconductor Corp. ......................      1,124,925
     255,901 Pressac Holdings Plc................................      1,017,601
      11,000 Shinko Elec Inds....................................        559,125
      11,600 * Silicon Image, Inc. (a)...........................        512,575
      41,700 * Three Five Systems Inc. ..........................      1,409,981
                                                                    ------------
                                                                       7,067,038
                                                                    ------------
             Energy Sources - 2.4%
      15,826 Athabasca Oil Sands Trust...........................        254,825
      15,000 Canadian Oil Sands Trust............................        257,320
      51,100 * CMP Group, Inc. ..................................      1,360,537
      47,200 * Newfield Exploration Co. (a)......................      1,389,450
      23,700 * Stone Energy Corp. ...............................      1,152,413
                                                                    ------------
                                                                       4,414,545
                                                                    ------------
             Financial Services - 1.7%
       1,900 Bellsystem 24, Inc. ................................      1,822,192
      99,850 Close Brothers Group Plc............................      1,246,958
                                                                    ------------
                                                                       3,069,150
                                                                    ------------
             Food & Household Products - 4.2%
      59,900 * CEC Entertainment Inc. ...........................      1,920,544
      41,626 Gerresheimer Glas AG................................        774,982

                                   EVERGREEN
                           Global Opportunities Fund
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Food & Household Products - continued
      81,000 Hazlewood Foods Plc ................................   $    126,444
       1,321 Lindt & Spruengli AG................................      3,111,192
      19,586 Nutreco Holding NV..................................        669,550
      34,500 * Whole Foods Market, Inc. (a)......................      1,173,000
                                                                    ------------
                                                                       7,775,712
                                                                    ------------
             Forest Products & Paper - 0.5%
      64,100 Pope & Talbot, Inc. ................................        929,450
                                                                    ------------
             Health & Personal Care - 6.3%
      37,000 * Alkermes, Inc. (a)................................      1,306,563
      13,400 Altana AG...........................................        945,760
      33,700 * Apria Healthcare Group, Inc. .....................        532,881
      66,000 * Celltech Plc......................................        493,453
     205,473 Cochlear Ltd. ......................................      2,240,615
      50,900 * Cyberonics, Inc. .................................        715,781
      11,167 Fielmann AG.........................................        422,856
      32,100 * LifePoint Hospitals, Inc. ........................        379,181
      15,800 * MEDE AMERICA Corp. ...............................        351,550
      49,100 * Osteotech, Inc. (a)...............................        641,369
      12,000 Paris Miki, Inc. ...................................        966,721
         906 Phonak Holding AG...................................      1,396,772
     315,034 Sonic Healthcare Ltd. ..............................      1,225,472
                                                                    ------------
                                                                      11,618,974
                                                                    ------------
             Industrial Components - 1.6%
      40,100 * Cognex Corp. .....................................      1,200,494
      56,300 Roper Industries, Inc. .............................      1,738,262
                                                                    ------------
                                                                       2,938,756
                                                                    ------------
             Insurance - 1.7%
      16,000 Clarica Life Insurance Co. .........................        258,713
     312,700 Mediolanum SpA......................................      2,542,501
       5,600 Pohjola Group Insurance Corp. ......................        300,409
                                                                    ------------
                                                                       3,101,623
                                                                    ------------
             Leisure & Tourism - 2.6%
       3,500 Aruze Corp .........................................        307,135
      65,000 Brother Industries..................................        174,547
     444,111 Cannons Plc.........................................      1,393,847
       4,983 * Club Mediterranee SA..............................        498,978
         435 Kuoni Reisen Holding AG.............................      1,854,950
      47,700 Sol Melia SA........................................        544,380
                                                                    ------------
                                                                       4,773,837
                                                                    ------------
             Machinery & Engineering - 6.0%
      36,900 * Advanced Energy Industries, Inc. .................      1,517,512
     159,000 Amada Co. Ltd. .....................................      1,219,910
      39,700 * Astec Industries, Inc. ...........................        930,469
      53,878 Boewe Systec, AG....................................      1,365,785
     410,450 FKI Plc.............................................      1,079,122
      29,000 Fuji Machine Manufacturing Co. Ltd. ................      1,348,902
       1,155 * Georg Fischer AG..................................        362,950
         500 Kokusai Electric....................................          6,234
      33,800 Manitowoc Co., Inc. ................................      1,009,775

      75,450 McKechnie Plc ......................................        477,320

   Shares                                                              Value

 COMMON STOCKS - continued
             Machinery & Engineering - continued
       3,000 Nidec Corp. ........................................   $    582,622
       7,890 Sidel...............................................        788,414
       8,600 Singulus Technologies AG............................        406,161
                                                                    ------------
                                                                      11,095,176
                                                                    ------------
             Merchandising - 2.5%
       3,900 * American Eagle Outfitters, Inc. ..................        166,969
      52,712 Laurus NV...........................................      1,172,664
       1,500 Otsuka Kagu.........................................        445,957
      91,100 Sobeys Inc .........................................      1,237,856
      15,200 * Superdiplo SA.....................................        278,673
      26,000 Tanseisha Co .......................................        174,547
     109,600 * The Topps Company, Inc. ..........................      1,075,450
                                                                    ------------
                                                                       4,552,116
                                                                    ------------

             Miscellaneous Materials & Commodities - 0.3%
      38,000 Noritz Corp. .......................................        599,501
                                                                    ------------
             Multi-Industry - 1.1%
      13,238 Custos AB Ser. B....................................        283,304
     181,437 DCC Plc.............................................      1,335,911
      15,300 Fugro NV............................................        514,986
                                                                    ------------
                                                                       2,134,201
                                                                    ------------
             Technology - 12.8%
      40,800 * Advanced Digital Information......................      1,519,800
     114,800 Auspex Systems, Inc. ...............................        638,575
      36,900 * Clarify, Inc. (a).................................      2,850,525
      39,800 * Digital River, Inc. (a)...........................        902,962
      20,000 * Eidos Plc.........................................      1,398,362
      34,000 * Engage Technologies, Inc. ........................      1,202,750
       3,500 * Foundry Networks, Inc. ...........................        663,250
      23,600 * Great Plains Software Inc. .......................      1,309,800
       7,800 * JNI Corp. (a).....................................        416,813
      72,100 * Kemet Corp. ......................................      2,304,947
       4,600 Keynote Systems, Inc. ..............................        208,725
       4,187 * Logitech International SA.........................        763,620
     123,300 * Maxtor Corp. .....................................        678,150
      51,000 Merkantildata ASA...................................        432,121
       3,100 * NaviSite, Inc. ...................................        145,700
      49,600 * Netegrity, Inc. ..................................      1,339,200
       2,300 * Predictive Systems, Inc. .........................        100,050
      24,500 * SanDisk Corp. ....................................      1,485,312
       2,274 SER Systeme AG......................................        114,812
      39,300 * Silknet Software, Inc. (a)........................      3,144,000
       9,182 Transiciel SA.......................................        530,229
      39,000 Unify Corp. ........................................      1,131,000
       6,400 * Vitria Technology, Inc. ..........................        422,000
                                                                    ------------
                                                                      23,702,703
                                                                    ------------
             Telecommunications - 7.7%
       3,600 Hikari Tsushin, Inc. ...............................      2,896,710
      64,900 * ITC DeltaCom, Inc. (a)............................      1,557,600
      37,300 * Mastec, Inc. .....................................      1,221,575
      33,350 * Netcom AB, Ser. B.................................      1,384,852

                                   EVERGREEN
                           Global Opportunities Fund
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Telecommunications - continued
     149,200 * Premiere Technologies, Inc. ......................   $    820,600
      44,900 * Primus Telecomm Group, Inc. ......................        993,413
       8,100 * Telegate SA.......................................        289,679
      51,500 * Transaction Network Services, Inc. ...............      2,050,344
      57,500 * US LEC Corp., Cl. A (a)...........................      1,592,031
      41,500 * Viatel, Inc. .....................................      1,385,063
                                                                    ------------
                                                                      14,191,867
                                                                    ------------
             Textiles - 0.4%
      26,418 * Jones Apparel Group, Inc. ........................        835,469
                                                                    ------------
             Transportation-Roads & Rail - 0.3%
      76,800 Laidlaw Inc ........................................        474,815
                                                                    ------------
             Transportation-Shipping - 0.8%
      50,300 * Eagle USA Airfreight, Inc. .......................      1,483,850
                                                                    ------------

             Wholesale & International
              Trade - 1.6%
      41,036 Cortefiel SA........................................      1,071,755
     800,000 Li & Fung Ltd. .....................................      1,364,485
       3,733 Tag Heuer International SA..........................        524,084
                                                                    ------------
                                                                       2,960,324
                                                                    ------------
             Total Common Stocks
              (cost $114,083,227)................................    166,520,203
                                                                    ------------

 PREFERRED STOCKS - 0.3%
             Health & Personal Care - 0.3%
       2,875 Fresenius AG........................................        470,244
                                                                    ------------
             Total Preferred Stocks
              (cost $502,199)....................................        470,244
                                                                    ------------

  Principal
   Amount                                                             Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%
             U.S. Treasury Obligations - 0.0%
 $    59,500 U.S. Treasury Bonds & Notes 7.25% - 9.25%,
              2/15/2016 - 8/15/2022 (cost $59,500) (b)..........   $     59,500
                                                                   ------------

 SHORT-TERM INVESTMENTS - 18.5%
             Money Market Portfolio - 8.2%

  15,114,243 Navigator Prime Portfolio - 8.2%
              (cost $15,114,243) (b)............................     15,114,243
                                                                   ------------

             Repurchase Agreement - 10.3%

  19,091,000 Evergreen Joint Repurchase Agreement, Investments
              in repurchase agreements, purchased 10/29/1999,
              5.25%, maturing 11/1/1999, maturity value
              $19,099,352 (cost $19,091,000) (c)................     19,091,000
                                                                   ------------
             Total Short-Term Investments
              (cost $34,205,243)................................     34,205,243
                                                                   ------------

             Total Investments
              (cost $148,850,169)........................   108.8%  201,255,190

             Other Assets and Liabilities - net..........    (8.8)  (16,261,449)
                                                            -----  ------------
             Net Assets..................................   100.0% $184,993,741
                                                            =====  ============

(a) All or a portion of this security is on loan.
(b) Represents investment of cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at - October 31, 1999.
* Non-income producing security.

Summary of Abbreviations:
GDRGlobal Depository Receipt

At October 31, 1999, the Fund held securities in the following countries:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
United States+.................................... $ 96,616,135       55.5%
Japan.............................................   24,775,112       12.3%
United Kingdom....................................   18,741,593        9.3%
Switzerland.......................................    8,980,390        4.5%
Australia.........................................    6,010,713        3.0%
France............................................    5,251,290        2.6%
Germany...........................................    4,790,279        2.4%
Netherlands.......................................    3,401,782        1.7%
Italy.............................................    2,760,798        1.4%
Ireland...........................................    2,760,644        1.4%
Canada............................................    2,723,443        1.4%
Other.............................................    9,269,268        4.6%
                                                   ------------      ------
                                                   $201,255,190      100.0%
                                                   ============      ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           International Growth Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                             Value

 COMMON STOCKS - 92.1%

            Aerospace & Military
             Technology - 0.6%
    134,000 British Aerospace Plc...............................   $    792,679
  1,070,620 Embraer-Empresa Brasileira de Aeronautica SA........      3,565,077
                                                                   ------------
                                                                      4,357,756
                                                                   ------------

            Appliances & Household
             Durables - 0.9%
    247,191 Electrolux AB.......................................      4,929,392
    132,000 Matsushita Electric Works Ltd. .....................      1,278,604
                                                                   ------------
                                                                      6,207,996
                                                                   ------------
            Automobiles - 2.2%
     83,400 Compagnie Generale des Etablissements Michelin,
             Cl.B...............................................      3,631,785
     24,000 Honda Motor Co., Ltd. ..............................      1,012,755
     30,878 Peugeot SA..........................................      5,927,421
    149,000 Toyota Motor Corp. .................................      5,158,627
                                                                   ------------
                                                                     15,730,588
                                                                   ------------
            Banking - 11.0%
    176,100 Allied Irish Banks Plc..............................      2,204,246
    646,350 Anglo Irish Bank Corp. Plc..........................      1,516,095
    265,668 Argentaria SA.......................................      5,896,244
     39,340 Banco Popular Espana SA.............................      2,648,306
    220,000 Bank of Tokyo-Mitsubishi Ltd. ......................      3,645,919
     44,748 Banque Nationale de Paris...........................      3,930,193
    226,538 Barclays Bank Plc...................................      6,949,852
    182,591 DBS Group Holdings..................................      2,063,795
     10,923 Dexia Belgium (Credit Communal).....................      1,600,467
    938,550 HSBC Holdings Plc...................................     11,296,187
    205,036 Lloyds TSB Group Plc................................      2,836,824
    668,700 National Australia Bank Ltd. .......................     10,319,602
    133,512 Royal Bank of Scotland Group Plc....................      3,071,415
    240,000 Sumitomo Bank Ltd. .................................      3,862,281
    428,082 Svenska Handelsbanken AB, Ser A.....................      5,934,016
    200,000 The Bank Of Yokohama, Ltd. .........................      1,122,087
     21,480 UBS AG..............................................      6,249,675
        484 Verwalt & Private Bank..............................      2,008,332
                                                                   ------------
                                                                     77,155,536
                                                                   ------------
            Beverages & Tobacco - 3.0%
     26,400 * Al-Ahram Beverage Co. SA, GDR.....................        804,506
     18,113 * Al-Ahram Beverage Co. SA, GDR, 144A...............        551,970
    287,680 Bass Plc............................................      3,153,012
  1,111,100 Fosters Brewing Group Ltd. .........................      2,953,229
    501,000 Fraser & Neave Ltd. ................................      2,138,580
     64,670 Heineken NV.........................................      3,298,442
     41,400 Pernod Ricard SA....................................      2,795,691
    401,000 Rembrandt Controlling Investments Ltd. .............      1,729,658
    174,556 Tabacalera, Ser. A..................................      2,873,445
    163,300 Technical & Industrial Investments Ltd. ............        677,792
                                                                   ------------
                                                                     20,976,325
                                                                   ------------
            Broadcasting & Publishing - 4.6%
     12,809 Edipresse SA.........................................   $  5,268,807
    560,950 Mondadori Edit SpA...................................     10,508,527
    200,205 Quebecor, Inc., Cl. B................................      4,774,234
  4,130,200 Seat Pagine Gialle SpA...............................      3,957,703
      4,542 Springer (Axel) Verlag AG............................      4,562,515
     77,000 Tokyo Broadcasting System, Inc. .....................      2,034,478
     36,950 VNU NV...............................................      1,249,537
                                                                    ------------
                                                                      32,355,801
                                                                    ------------

            Building Materials &
             Components - 2.0%
     90,273 Cemex SA de CV, Ser. B...............................      2,031,142
     44,672 Lafarge SA...........................................      4,299,424
  1,280,000 Nippon Sheet Glass Co. ..............................      7,954,733
                                                                    ------------
                                                                      14,285,299
                                                                    ------------
            Business & Public Services - 2.9%
    279,400 Aegis Group Plc......................................        734,576
    326,400 Ashtead Group Plc....................................        930,550
     11,941 Cap Gemini NV........................................      1,808,660
    250,334 Compass Group Plc....................................      2,673,766
      3,231 Holderbank Financiere Glarus AG......................      3,978,604
    131,700 Pearson Publishing Plc...............................      2,964,808
     25,000 Secom Co. Ltd. ......................................      2,680,541
     25,000 Secom Co. Ltd., New Shares...........................      2,661,360
    100,300 Telegraaf Holdings NV................................      1,846,259
                                                                    ------------
                                                                      20,279,124
                                                                    ------------
            Chemicals - 2.1%
    154,318 Akzo Nobel NV........................................      6,645,355
    545,000 Asahi Chemical Ind...................................      3,292,893
     56,700 BASF AG..............................................      2,549,605
      2,630 * Celanese AG........................................         41,496
     83,000 Chugai Pharmaceutical Co. Ltd. ......................        987,053
     64,000 Nippon Shokubai Co. .................................        336,971
    165,000 Sumitomo Chemical Co., Ltd. .........................      1,058,646
                                                                    ------------
                                                                      14,912,019
                                                                    ------------

            Data Processing &
             Reproduction - 1.0%
     15,892 * Atos SA............................................      2,036,009
    309,616 Logica Plc...........................................      4,726,387
                                                                    ------------
                                                                       6,762,396
                                                                    ------------
            Electrical & Electronics - 1.7%
     15,447 * ASM Lithography Holding NV.........................      1,121,838
    380,000 Fujikura Ltd. .......................................      2,350,628
    343,000 Hitachi Ltd. ........................................      3,707,308
  1,020,000 Sanyo Electric Co. Ltd. .............................      4,891,148
                                                                    ------------
                                                                      12,070,922
                                                                    ------------
            Electronic Components - 0.7%
    241,982 Smiths Industries Plc................................      3,284,379
    356,000 * Taiwan Semiconductor...............................      1,582,472
                                                                    ------------
                                                                       4,866,851
                                                                    ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                              Value


 COMMON STOCKS - continued

            Energy Sources - 6.2%
  1,313,300 BP Amoco.............................................   $ 12,753,858
  1,982,967 ENI SpA..............................................     11,596,957
    229,000 Nippon Oil Co. ......................................      1,010,262
    393,200 Petro-Canada.........................................      5,623,249
     91,650 Repsol-YPF, SA.......................................      1,889,480
    343,810 Shell Transportation &
             Trading Co. Plc.....................................      2,632,659
     60,679 Total Fina SA, Cl. B.................................      8,201,538
                                                                    ------------
                                                                      43,708,003
                                                                    ------------
            Financial Services - 3.5%
     24,000 Acom Co., Ltd. ......................................      2,623,957
    219,250 Close Brothers Group Plc.............................      2,738,063
    202,400 Lend Lease Corp. Ltd. ...............................      2,328,818
     23,100 Orix Corp. ..........................................      3,101,563
        310 Pargesa Holding AG...................................        528,767
      8,800 Perpetual Plc........................................        487,307
    221,950 Prudential Corp. Plc.................................      3,479,315
      5,240 Societe Eurafrance SA................................      3,163,712
     40,000 Takefuji Corp. ......................................      5,178,862
    255,550 Technical Investment Corp. ..........................        998,291
                                                                    ------------
                                                                      24,628,655
                                                                    ------------
            Food & Household Products - 2.1%
      9,100 Groupe Danone........................................      2,321,170
    149,465 Koninklijke Ahold NV.................................      4,590,670
      1,309 Lindt & Spruengli AG.................................      3,082,930
      1,623 Nestle SA............................................      3,130,368
    100,000 Yamazaki Baking Co. .................................      1,222,787
                                                                    ------------
                                                                      14,347,925
                                                                    ------------
            Forest Products & Paper - 1.8%
  1,730,649 Jefferson Smurfit Group Plc..........................      4,496,346
    332,241 Stora Enso Oyj.......................................      4,368,346
    124,419 UPM-Kymmene Oyj......................................      3,926,103
                                                                    ------------
                                                                      12,790,795
                                                                    ------------
            Health & Personal Care - 7.3%
    110,000 Banyu Pharmaceutical Co., Ltd. ......................      2,013,906
     46,424 Bayer AG.............................................      1,899,529
    197,400 * Celltech Plc.......................................      1,475,872
     50,900 * Fresenius Medical Care AG..........................      3,533,585
    212,949 Glaxo Wellcome Plc...................................      6,284,520
     26,305 Hoechst AG...........................................      1,157,944
     60,270 * ISS International Service System AS, Ser. B........      3,232,596
    109,000 Kao Corp. ...........................................      3,324,254
      1,994 Novartis AG..........................................      2,982,562
    170,000 Parkway Holdings Ltd. ...............................        312,752
     49,027 Pharmacia & Upjohn, Inc. ............................      2,649,866
     60,400 Pliva D.D., GDR, 144A................................        649,300
    102,677 Rhone-Poulenc SA, Cl. A..............................      5,745,642
        455 Roche Holding AG.....................................      5,462,507
      6,693 Schering AG..........................................        796,228
     75,656 SmithKline Beecham Plc...............................        975,895

   Shares                                                              Value


 COMMON STOCKS - continued
            Health & Personal Care - continued
    777,900 Sonic Healthcare Ltd. ...............................   $  3,026,007
     47,000 Taisho Pharmaceutical Co. ...........................      1,956,267
     79,000 Yamanouchi Pharmaceutical Co., Ltd. .................      3,583,677
                                                                    ------------
                                                                      51,062,909
                                                                    ------------
            Industrial Components - 2.5%
    376,640 Assa Abloy AB........................................      4,190,486
     24,270 Compagnie de Saint Gobain............................      4,212,186
    749,439 Invensys Plc.........................................      3,682,118
     76,300 McKechnie Plc........................................        482,698
    946,350 Williams Plc.........................................      4,742,876
                                                                    ------------
                                                                      17,310,364
                                                                    ------------
            Insurance - 5.0%
     22,355 Allianz AG...........................................      6,807,333
    279,258 Allied Zurich Plc....................................      3,395,686
     76,800 Assicurazioni Generali SpA...........................      2,463,853
     80,548 AXA-UAP..............................................     11,361,543
    172,000 Clarica Life Insurance Co. ..........................      2,781,167
    142,540 Fortis (NL) NV.......................................      4,907,231
    255,200 * Manulife Financial Corp. ..........................      3,068,850
                                                                    ------------
                                                                      34,785,663
                                                                    ------------
            Leisure & Tourism - 0.4%
     32,000 Brother Industries...................................         85,931
    129,700 Cannons Plc..........................................        407,065
    709,930 Hilton Group Plc.....................................      2,169,794
                                                                    ------------
                                                                       2,662,790
                                                                    ------------
            Machinery & Engineering - 2.7%
    664,000 Amada Co. Ltd. ......................................      5,094,466
     74,568 Boewe Systec, AG.....................................      1,890,268
     26,000 Fuji Machine Manufacturing Co. Ltd. .................      1,209,360
    230,000 NTN Corp. ...........................................        836,003
     58,100 SMC Corp. ...........................................      9,801,275
                                                                    ------------
                                                                      18,831,372
                                                                    ------------
            Merchandising - 3.3%
  1,371,269 Dairy Farm International.............................      1,076,446
     74,000 Familymart Co. Ltd. .................................      5,145,296
     84,710 Karstadt AG..........................................      3,831,395
    136,425 Laurus NV............................................      3,034,996
    614,845 New Clicks Holdings Ltd. ............................        890,688
     73,000 Seven-Eleven Japan Co. Ltd. .........................      6,686,007
     10,300 Sobeys Inc. .........................................        139,955
     88,300 Vendex International NV..............................      2,577,374
                                                                    ------------
                                                                      23,382,157
                                                                    ------------
            Metals - Non Ferrous - 1.4%
    730,450 Billiton Plc.........................................      3,180,728
  2,447,000 * Mitsubishi Materials Corp. ........................      6,453,678
                                                                    ------------
                                                                       9,634,406
                                                                    ------------
            Metals - Steel - 0.8%
  2,408,000 * Kawasaki Steel Corp. ..............................      5,450,158
                                                                    ------------

                                   EVERGREEN
                           International Growth Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                              Value


 COMMON STOCKS - continued

            Mining - 0.9%
    114,660 Anglo American Plc...................................   $  6,102,808
                                                                    ------------

            Miscellaneous Materials & Commodities - 0.2%
     70,000 Toyo Seikan Kaisha Ltd. .............................      1,523,928
                                                                    ------------

            Multi-Industry - 1.8%
    120,000 Mitsubishi Corp. ....................................        863,144
     52,354 Preussag AG..........................................      2,836,030
    191,585 * Thyssen Krupp AG...................................      4,534,170
     56,150 Vivendi..............................................      4,255,372
                                                                    ------------
                                                                      12,488,716
                                                                    ------------
            Real Estate - 1.0%
    708,000 Henderson Investment Ltd. ...........................        435,180
    155,259 Sponda Oyj...........................................        689,165
 11,545,300 Unione Immobiliare SpA...............................      5,938,378
                                                                    ------------
                                                                       7,062,723
                                                                    ------------
            Technology - 5.2%
    150,000 Casio Computer Co. ..................................      1,030,018
     76,000 Matsushita Communication Industries Co. Ltd. ........     12,769,924
    158,540 Nokia AB Oyj.........................................     18,145,186
     46,685 STMicroelectronics...................................      4,100,319
                                                                    ------------
                                                                      36,045,447
                                                                    ------------
            Telecommunications - 10.3%
    274,736 British Telecommunications Plc.......................      4,983,963
    116,216 * Colt Telecom Group Plc.............................      3,469,853
    216,702 Deutsche Telekom AG..................................      9,960,889
     92,400 * Embratel Participacoes SA, ADR.....................      1,189,650
     46,106 France Telecom SA....................................      4,454,412
     60,000 Korea Telecom Corp., ADR.............................      2,115,000
     52,446 Mannesmann AG........................................      8,247,215
        953 Nippon Telegraph & Telephone Corp. ..................     14,623,573
    234,237 * Orange Plc.........................................      5,819,658
  1,562,490 * Tecnost SpA........................................      3,007,614
    254,504 Telecom Italia Mobile (TIM) SpA......................      1,590,138
    122,830 * Telefonica SA......................................      2,020,668
  2,219,400 Vodafone Group Plc...................................     10,339,007
                                                                    ------------
                                                                      71,821,640
                                                                    ------------

   Shares                                                              Value


 COMMON STOCKS - continued
            Textiles - 0.7%
     16,391 Gamma Holding NV.....................................   $    655,153
    377,000 * Kanebo.............................................        686,967
    740,000 Teijin, Ltd. ........................................      3,775,582
                                                                    ------------
                                                                       5,117,702
                                                                    ------------
            Transportation - Roads & Rail - 1.4%
    307,200 Laidlaw Inc. ........................................      1,899,260
  1,073,000 Nippon Express Co. Ltd. .............................      7,594,456
                                                                    ------------
                                                                       9,493,716
                                                                    ------------

            Utilities - Electric, Gas &
             Water - 0.2%
    110,250 Scot & Southern Energy Plc...........................      1,047,120
                                                                    ------------

            Wholesale & International
             Trade - 0.7%
    715,000 Itochu Corp. ........................................      2,633,164
    805,000 Marubeni Corp. ......................................      2,563,153
                                                                    ------------
                                                                       5,196,317
                                                                    ------------
            Total Common Stocks
             (cost $542,730,205).................................    644,455,927
                                                                    ------------

 PREFERRED STOCKS - 0.5%
            Health & Personal Care - 0.5%
     20,130 Fresenius AG.........................................      3,292,516
                                                                    ------------
            Total Preferred Stocks
             (cost $3,362,419)...................................      3,292,516
                                                                    ------------

  Principal
   Amount                                                             Value


 SHORT-TERM INVESTMENTS - 7.2%
             Repurchase Agreement - 7.2%
 $50,186,000 Evergreen Joint Repurchase Agreement Investments in
              a joint trading account, purchased 10/29/1999,
              5.25%, maturing 11/1/1999, maturity value
              $50,207,956
              (cost $50,186,000) (a)............................     50,186,000
                                                                   ------------

            Total Investments -
             (cost $596,278,624)..........................    99.8%  697,934,443
            Other Assets and Liabilities - net............     0.2     1,523,055
                                                             -----  ------------
            Net Assets....................................   100.0% $699,457,498
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR American Depository Receipt
GDR Global Depository Receipt

                                   EVERGREEN
                           International Growth Fund
                       Schedule of Investments(continued)
                                October 31, 1999

At October 31, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan............................................. $160,877,648       23.1%
United Kingdom....................................  124,065,298       17.8%
France............................................   68,144,756        9.8%
Germany...........................................   55,940,717        8.0%
United States+....................................   50,186,000        7.1%
Italy.............................................   39,063,170        5.6%
Netherlands.......................................   34,027,175        4.9%
Switzerland.......................................   32,692,554        4.7%
Finland...........................................   27,128,800        3.9%
Australia.........................................   18,627,656        2.7%
Canada............................................   18,286,715        2.6%
Sweden............................................   17,703,761        2.5%
Spain.............................................   15,328,143        2.2%
Ireland...........................................    8,216,687        1.2%
Singapore.........................................    5,591,573        0.8%
Other.............................................   22,053,790        3.1%
                                                   ------------      ------
                                                   $697,934,443      100.0%
                                                   ============      ======

+ Repurchase Agreement.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Latin America Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 97.1%

            Aerospace & Military
             Technology - 6.3%
    563,573 Embraer-Empresa Brasileira de Aeronautica SA.........   $ 1,876,652
                                                                    -----------
            Banking - 8.0%
 41,623,400 Banco Bradesco SA....................................       203,639
     22,900 Banco de Galicia y Buenos Aires SA de CV, Cl. B,
             ADR.................................................       483,762
  4,847,216 Banco Est Sao Paulo SA...............................       124,409
     13,630 Banco Frances del Rio de la Plata SA, ADR............       298,156
  3,200,000 Banco Itau SA........................................       183,607
    179,700 * Grupo Financiero Banamex AC, Ser. O................       449,624
  1,651,795 Grupo Financiero Bancomer SA, Ser. O.................       438,210
      8,600 Uniao de Bancos Brasileiros SA, GDR ("Unibanco").....       198,875
                                                                    -----------
                                                                      2,380,282
                                                                    -----------
            Beverages & Tobacco - 9.9%
    844,000 Cia Cervejaria Brahma................................       538,310
     25,282 Coca-Cola Co. Femsa SA, ADR..........................       350,788
     25,000 Embotelladora Andina SA..............................        61,605
     14,200 Embotelladora Andina SA, Ser. A, ADR.................       230,750
     16,004 Fomento Economico Mexicano,
             Ser. B, ADR.........................................       525,131
    237,900 Grupo Modelo SA de CV, Ser. C........................       581,632
     30,228 Panamerican Beverages, Inc., Cl. A...................       485,537
     28,400 Souza Cruz Cia SA....................................       162,223
                                                                    -----------
                                                                      2,935,976
                                                                    -----------
            Broadcasting & Publishing - 4.0%
     22,331 * Grupo Televisa SA, ADR.............................       949,067
     54,200 TV Azteca SA de CV, ADR..............................       220,188
                                                                    -----------
                                                                      1,169,255
                                                                    -----------

            Building Materials &
             Components - 3.7%
     38,343 Apasco SA de CV......................................       203,443
    158,389 Cementos Pacasmayo SA................................       102,340
     35,514 Cemex SA de CV, Ser. B, ADR..........................       799,065
                                                                    -----------
                                                                      1,104,848
                                                                    -----------
            Chemicals - 0.3%
      2,700 Sociedad Quimica y Minera de Chile SA, ADR...........        78,469
                                                                    -----------
            Construction - 1.1%
    132,489 * Corporacion GEO SA de CV, Ser. B...................       336,322
                                                                    -----------
            Energy Sources - 6.5%
     64,485 Perez Companc SA, Cl. B..............................       388,382
     75,450 Petroleo Brasileiro SA, ADR ("Petrobras")............     1,205,940
     89,091 Petroleos de Chile SA................................       317,108
                                                                    -----------
                                                                      1,911,430
                                                                    -----------

   Shares                                                              Value

 COMMON STOCKS - continued
            Food & Household Products - 3.7%
    195,282 Grupo Industrial Bimbo, Ser. A.......................   $   358,383
    177,100 Kimberly Clark Corp. de Mexico SA de CV, Cl. A.......       567,486
     55,100 Mavesa SA, ADR.......................................       175,631
                                                                    -----------
                                                                      1,101,500
                                                                    -----------
            Forest Products & Paper - 0.6%
     20,000 Empresas CMPC........................................       179,794
                                                                    -----------
            Machinery & Engineering - 0.0%
     38,160 Inepar Energia SA, Preference
             Shares (b)..........................................             0
     76,320 Inepar Energia SA (b)................................             0
                                                                    -----------
                                                                              0
                                                                    -----------
            Merchandising - 6.4%
    544,588 Cifra SA de CV, Ser. V...............................       856,655
     21,237 Distribucion Y Servicio D&S, ADR.....................       346,429
    143,300 Organizacion Soriana, Ser. B.........................       530,741
     19,784 * Santa Isabel SA, ADR...............................       158,272
                                                                    -----------
                                                                      1,892,097
                                                                    -----------
            Metals - Steel - 3.9%
     31,900 Companhia Vale do Rio Doce, ADR......................       622,136
    115,588 * Hylsamex SA de CV, Ser. B..........................       306,647
    111,000 Siderca SA...........................................       212,110
                                                                    -----------
                                                                      1,140,893
                                                                    -----------
            Mining - 1.8%
 11,660,000 * Caemi Mineracao E Metalurgia SA....................       546,563
                                                                    -----------
            Multi-Industry - 5.1%
    103,254 ALFA SA de CV, Ser. A................................       396,387
     19,435 Desc SA de CV, Ser. C, ADR...........................       308,530
    189,400 Grupo Carso SA de CV, Ser. A1........................       794,093
                                                                    -----------
                                                                      1,499,010
                                                                    -----------
            Telecommunications - 29.5%
     14,564 Compania Anonima Nacional Telefonos de Venezuela, Cl.
             D, ADR..............................................       375,933
     16,000 Compania de Telecom de Chile SA, ADR.................       267,000
 17,000,000 * Embratel Participacoes SA..........................       216,855
     41,700 * Embratel Participacoes SA, ADR.....................       536,888
     13,600 Tele Centro Sul Participacoes SA, ADR................       812,600
     89,473 Tele Norte Leste Participacoes SA, ADR...............     1,509,857
      4,900 Telecom Argentina - France Telecom SA, Cl. B, ADR....       134,750
  7,400,000 * Telecomunicacoes de Sao Paulo SA...................       695,645
     20,474 Telefonica de Argentina, Cl. B, ADR..................       524,646
     25,828 Telefonica del Peru SA, Cl. B, ADR...................       298,636
     34,087 Telefonos de Mexico SA, ADR..........................     2,914,438
    158,497 * Telemig Celular SA.................................         1,632
  8,200,000 Telesp Celular SA....................................       428,484
                                                                    -----------
                                                                      8,717,364
                                                                    -----------

                                   EVERGREEN
                               Latin America Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                               Value

 COMMON STOCKS - continued

            Utilities - Electric, Gas &
             Water - 6.3%
    141,579 Centrais Eletricas Brasileiras SA, ADR................   $ 1,211,237
    488,000 Chilgener SA..........................................       103,327
     11,100 Companhia Brasileira De Distr, ADR....................       242,812
     24,073 Empresa Nacional de Electric, ADR.....................       306,931
                                                                     -----------
                                                                       1,864,307
                                                                     -----------
            Total Common Stocks
             (cost $23,466,475)...................................    28,734,762
                                                                     -----------

 Principal
   Amount                                                               Value

 CONVERTIBLE DEBENTURES - 0.0%
            Metals - Steel - 0.0%
 $  207,800 Compahnia Vale do Rio Doce de Navegacao SA (b)
             1.00%, 12/31/1999 (cost $0)..........................            11
                                                                     -----------

 Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 3.0%
            Repurchase Agreement - 3.0%
 $  898,000 Evergreen Joint Repurchase Agreement Investments in a
             joint trading account, purchased 10/29/1999, 5.25%,
             maturing 11/1/1999, maturity value $898,393 (cost
             $898,000) (a).......................................   $   898,000
                                                                    -----------

            Total Investments -
             (cost $24,364,475)...........................   100.1%  29,632,773

            Other Assets and Liabilities - net............    (0.1)     (40,551)
                                                             -----  -----------
            Net Assets....................................   100.0% $29,592,222
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
(b) Security is being fair valued in accordance with procedures established by the Board of Trustees.
 * Non-income producing security.

Summary of Abbreviations
ADRAmerican Depository Receipts
GDRGlobal Depository Receipts

At October 31, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Mexico............................................ $12,372,370        41.7%
Brazil............................................  11,318,372        38.2%
Chile.............................................   2,049,684         6.9%
Argentina.........................................   2,041,807         6.9%
United States+....................................     898,000         3.0%
Peru..............................................     551,564         1.9%
Venezuela.........................................     400,976         1.4%
                                                   -----------       ------
                                                   $29,632,773       100.0%
                                                   ===========       ======

+ Repurchase Agreement

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                            Schedule of Investments
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 96.8%

             Aerospace & Military
              Technology - 1.3%
      81,200 British Aerospace Plc...............................   $    480,544
      53,380 Celsius AB, Ser. B..................................        839,779
      10,500 Elbit Systems Ltd ..................................        149,668
     165,000 Rolls-Royce Plc.....................................        585,886
                                                                    ------------
                                                                       2,055,877
                                                                    ------------
             Automobiles - 1.6%
     120,000 Brilliance China Automotive Holdings Ltd. ..........        427,500
     235,000 Fuji Heavy Industries, Ltd. (b).....................      1,998,656
      16,000 Mahindra & Mahindra Ltd. ...........................        125,200
                                                                    ------------
                                                                       2,551,356
                                                                    ------------
             Banking - 11.4%
      40,400 Abbey National Bank Plc.............................        788,993
  10,200,000 Akbank Turk Anonim Sirket...........................        159,120
       6,200 Banco Bradesco S A..................................         29,450
       3,000 Banco De A Edward...................................         43,875
      20,680 Bank Austria AG.....................................      1,030,673
      32,000 Bank Of Scotland....................................        400,322
     150,000 Bank Of Tokyo-Mitsubishi Ltd. ......................      2,488,121
      25,770 Barclays Bank Plc...................................        790,922
     223,975 BPI-SGPS, SA........................................        897,362
      29,937 Dresdner Bank AG....................................      1,543,482
      22,800 Grupo Financiero Banamex AC, Ser. O.................         56,911
      12,000 Hansabank...........................................         60,351
      20,000 Housing & Commercial Bank...........................        530,000
      30,230 HSBC Holdings Plc, Hong Kong Exchange (b)...........        363,818
      93,500 Lloyds TSB Group Plc................................      1,294,192
      43,600 National Westminster Bank Plc.......................        984,801
      21,300 Overseas Chinese Bank...............................        160,247
      75,372 Overseas Union Bank Ltd. ...........................        326,620
   1,072,000 PT Bank Nisp........................................        188,070
      73,453 Sparbanken Sverige AB, Ser. A.......................      1,173,485
      46,350 Standard Chartered Bank.............................        649,179
     350,000 Sumitomo Trust & Banking Co. Ltd. ..................      3,581,473
       1,600 Uniao de Bancos Brasileiros SA, GDR (b).............         37,000
      50,000 United Overseas Bank................................        379,176
      50,000 Wing Hang Bank Ltd. ................................        163,148
      18,000 Zagrebacka Banka Ulc Reg S, GDR.....................        160,200
                                                                    ------------
                                                                      18,280,991
                                                                    ------------
             Beverages & Tobacco - 2.5%
      30,000 Allied Domecq.......................................        168,171
      21,566 * Baron de Ley SA...................................        579,822
      35,299 Bass Plc............................................        387,047
      76,700 British America Tobacco Industries Plc..............        509,392
      49,500 Diageo Plc..........................................        503,699
       2,000 Embotelladora Andina SA, Ser. A (b).................         32,500
      50,000 Gallaher Group Plc..................................        301,244
      22,700 Grupo Modelo SA de CV, Ser. C.......................         55,366

   Shares                                                               Value

 COMMON STOCKS - continued
             Beverages & Tobacco - continued
      20,000 PT Bat Indonesia Tbk.................................   $    64,327
     250,000 PT HM Sampoerna......................................       581,140
      14,200 Scot & Newcastle.....................................       132,357
      42,300 Tabacalera, Ser. A (b)...............................       697,974
                                                                     -----------
                                                                       4,013,039
                                                                     -----------
             Broadcasting & Publishing - 1.9%
      30,000 BEC World Public Co. Ltd. ...........................       186,504
      32,040 EMAP Plc.............................................       416,097
       1,500 * Grupo Televisa SA, ADR (b).........................        63,750
       8,000 Nanyang Press Holdings...............................         9,937
      80,000 Resorts World Berhad.................................       229,474
      25,000 * Singapore Press Holdings Ltd. .....................       428,829
      28,600 Trinity Plc..........................................       265,637
      45,250 VNU NV...............................................     1,533,855
                                                                     -----------
                                                                       3,134,083
                                                                     -----------

             Building Materials &
              Components - 2.4%
      11,600 Benpres Holdings Corp. ..............................        36,250
      46,666 Blue Circle Industries Plc...........................       216,718
      42,500 Carillion Plc........................................        88,422
       2,300 Cemex SA de CV, Ser. B...............................        51,750
      40,370 CRH Plc, London Exchange.............................       764,025
       3,473 Geberit International AG.............................     1,024,827
       8,080 Imerys SA............................................     1,158,604
     160,000 Pilkington Plc.......................................       240,009
      46,000 * United Engineers Ltd. Berhad.......................        78,079
      30,622 Wolseley Plc.........................................       208,657
                                                                     -----------
                                                                       3,867,341
                                                                     -----------
             Business & Public Services - 1.8%
      28,775 Indigo NV (b)........................................        79,131
      95,344 Prosegur, CIA de Seguridad SA........................       784,102
     120,000 Ricoh Co. Ltd. (b)...................................     1,959,395
                                                                     -----------
                                                                       2,822,628
                                                                     -----------
             Chemicals - 6.3%
      32,020 Akzo Nobel NV (b)....................................     1,382,146
      38,280 BASF AG..............................................     1,725,411
      20,833 Burmah Castrol Plc...................................       359,255
     165,000 Chugai Pharmaceutical Co. Ltd. (b)...................     1,964,003
      21,813 DSM NV...............................................       827,947
      43,000 Imperial Chemical Industries Plc.....................       428,014
       7,760 Pannonplast RT.......................................       126,041
      19,220 SGL Carbon AG........................................     1,233,101
      50,000 Shin Etsu Chemical Co. Ltd ..........................     2,063,835
                                                                     -----------
                                                                      10,109,753
                                                                     -----------
             Construction - 2.3%
      11,215 Acciona SA...........................................       541,563
     840,000 Okumura Corp. .......................................     3,023,758
      70,000 Shui On Construction &
              Materials Ltd. .....................................        97,310
                                                                     -----------
                                                                       3,662,631
                                                                     -----------

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
             Data Processing & Reproduction - 0.9%
      11,604 * Atos SA...........................................   $ 1,490,183
                                                                    -----------
             Electrical & Electronics - 6.2%
      11,922 Carbone Lorraine SA.................................       514,237
       5,440 Centrais Eletricas Brasileiras, Cl. B...............        48,630
       1,450 Chilectra SA, ADR...................................        25,785
      40,000 Electricity Generating Public Co. ..................        52,843
      15,728 Entrelec Groupe SA..................................       762,809
       7,500 Funai Electric Co. Ltd. ............................     3,398,128
     280,000 Furukawa Electric Co. Ltd. .........................     2,042,717
      17,799 Philips Electronics NV..............................     1,829,721
         490 Samsung Electronics Ltd., GDR, 144A.................        41,405
       3,575 * Samsung Electronics Ltd., GDR, 144A, non-voting
              shares.............................................       209,137
      10,540 Schneider SA........................................       727,891
      28,500 Scottish Power Plc..................................       263,772
         800 Tata Electric Companies, GDR........................       132,000
                                                                    -----------
                                                                     10,049,075
                                                                    -----------
             Electronic Components - 3.5%
      37,017 ELMOS Semiconductor AG..............................       936,693
      19,000 Epcos AG............................................       780,872
      36,000 Halma Plc...........................................        63,915
       5,800 Hon Hai Precision Industry Co., Ltd. ...............        95,004
      80,000 Johnson Electric Holdings Ltd. .....................       432,488
      30,000 Kyocera Corp. ......................................     2,879,770
      20,193 Smiths Industries Plc...............................       274,193
       3,628 Taiwan Semiconductor Manufacturing Co. Ltd. (b).....       125,619
                                                                    -----------
                                                                      5,588,554
                                                                    -----------
             Energy Equipment &
              Services - 0.1%
       8,000 BSES Ltd. ..........................................        94,000
                                                                    -----------
             Energy Sources - 3.7%
      55,000 British-Borneo Oil & Gas Plc........................       145,567
       8,325 Coflexip SA (b).....................................       658,310
      46,000 Enterprise Oil Plc..................................       327,432
       3,540 Perez Companc SA, ADR (b)...........................        42,997
       4,300 Petroleo Brasileiro SA, ADR ("Petrobras") (b).......        68,728
      47,810 Petroleum Geo-Services..............................       714,247
     120,000 Shell Transportation & Trading Co. Plc..............       919,268
      22,440 Total Fina SA, Cl. B................................     3,040,259
                                                                    -----------
                                                                      5,916,808
                                                                    -----------
             Financial Services - 4.5%
      54,000 Abs CBN Holdings Corp. .............................        59,252
     500,000 Aeon Credit Service Co. Ltd. .......................       205,947
       5,000 Atlantic Korean Smaller Country Fund................        68,750
      50,994 Dah Sing Financial Group............................       204,790
      22,600 Garban Plc..........................................        74,676

   Shares                                                               Value

 COMMON STOCKS - continued
             Financial Services - continued
      28,000 Haci Omer Sabanci Holdings SA........................   $   201,600
     120,000 Hong Leong Finance...................................       221,005
      42,000 III Group Plc........................................       524,732
      49,930 Invesco English and International Trust Plc..........       143,640
     100,000 Irish Life & Permanent Plc...........................     1,010,998
      50,000 Jardine Strategic Holdings Ltd. .....................       110,500
     130,000 Kokusai Securities Co. Ltd. (b)......................     2,244,972
      28,800 Konecranes Finance Oyj...............................       743,949
     123,300 Medeva Plc...........................................       314,174
      18,600 P & O Finance BV.....................................       267,544
      25,640 Prudential Corp. Plc.................................       402,107
     100,837 Schroder Uts Ltd. ...................................        68,843
         400 Taipei Fund..........................................        35,800
      26,000 Taiwan Opportunities Fund LT.........................       282,100
      57,428 The Throgmorton Trust Plc............................        73,872
                                                                     -----------
                                                                       7,259,251
                                                                     -----------
             Food & Household Products - 6.2%
     320,000 Asahi Glass Co. Ltd. ................................     2,546,484
   1,200,000 Cafe De Coral Holdings...............................       505,857
       2,250 Chipita International Plc............................        74,701
      72,310 Grupo Editoriale L'Espresso..........................     1,574,357
      17,400 Huhtamaki Group......................................       550,371
      38,250 Iceland Group Plc....................................       182,035
      17,647 Jeronimo Martins SGPS SA.............................       493,806
         957 Nestle SA............................................     1,849,093
      90,000 Northern Foods Plc...................................       140,553
     244,000 PT Indofood Sukses Makmur Tbk........................       288,947
      22,100 Reckitt & Colman Plc.................................       268,117
      25,000 Safeway Plc..........................................        78,907
      64,700 Sainsbury (J.) Plc...................................       388,747
      25,775 Tate & Lyle Plc......................................       168,850
     114,400 Tesco Plc............................................       339,922
      51,000 Unilever Plc.........................................       473,689
      14,932 Viscofan Envolturas Celuosicas SA (b)................       122,642
                                                                     -----------
                                                                      10,047,078
                                                                     -----------
             Forest Products & Paper - 3.8%
      36,200 Empresa Nacional de Celulosas SA (b).................       679,381
     350,000 Oji Paper Co. Ltd. ..................................     2,469,402
      27,700 Siam Pulp & Paper....................................        58,119
     109,918 Stora Enso Oyj.......................................     1,448,650
      45,030 UPM-Kymmene Oyj......................................     1,424,321
                                                                     -----------
                                                                       6,079,873
                                                                     -----------
             Health & Personal Care - 3.0%
      65,000 Body Shop International Plc..........................       124,484
     290,000 British Biotech......................................       138,252
      24,000 * Celltech Plc.......................................       179,514
   3,600,000 Dankos Labs..........................................       447,368
       3,080 EGIS Gyogyszergyar RT................................        91,821
      55,674 * Elan Corp. Plc, ADR................................     1,433,606
       2,800 Gedeon Richter, GDR..................................       127,762
       3,807 Novartis AG..........................................       376,422

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                               Value

 COMMON STOCKS - continued
             Health & Personal Care - continued
       9,005 Novo Nordisk AS, Ser. B..............................   $ 1,083,024
      37,800 Nycomed Amersham Plc.................................       232,401
      32,148 PowderJect Pharmaceuticals Plc.......................       421,199
      65,000 Scotia Holdings Plc..................................       160,280
                                                                     -----------
                                                                       4,816,133
                                                                     -----------
             Industrial Components - 1.0%
       8,730 Compagnie de Saint Gobain............................     1,518,738
      53,000 Cookson Group Plc....................................       162,822
                                                                     -----------
                                                                       1,681,560
                                                                     -----------
             Insurance - 1.4%
      21,000 Britannic Assurance Plc..............................       375,598
      21,917 Fortis (B)...........................................       741,773
      55,000 Legal & General Group Plc............................       152,800
     400,000 Pacific Century......................................       303,771
      46,440 Sun Life & Provincial Holdings Plc...................       346,787
      15,000 United Assurance Group...............................         1,849
      44,150 United Assurance Group CNV...........................       283,055
                                                                     -----------
                                                                       2,205,633
                                                                     -----------
             Leisure & Tourism - 0.5%
      70,000 First Choice Holidays Plc............................       133,485
      38,500 Greenalls Group Plc..................................       196,199
      75,941 Hilton Group Plc.....................................       232,201
      62,000 Rank Group...........................................       193,142
      50,000 Tanjong Plc..........................................       105,263
                                                                     -----------
                                                                         860,290
                                                                     -----------
             Machinery & Engineering - 2.5%
      25,645 BBA Group Plc........................................       179,171
      98,720 Elexis AG............................................       603,695
       7,639 Mannesmann AG........................................     1,204,099
      83,000 Meggitt Plc..........................................       207,394
      41,480 Metra AB Oyj (b).....................................       787,220
      39,000 Sembcorp Industries Ltd. ............................        49,293
      23,000 Spirax-Sarco Engineering Plc.........................       176,193
         543 Sulzer AG............................................       381,842
      40,500 TI Group Plc.........................................       272,969
      30,000 Tomkins Plc..........................................       101,563
       3,200 Tubos de Acero de Mexico SA..........................        34,375
      54,000 UMW Holdings Berhad..................................        95,921
                                                                     -----------
                                                                       4,093,735
                                                                     -----------
             Merchandising - 1.6%
      53,750 Arcadia Group Plc....................................       135,190
      44,800 Cifra SA de CV, Ser. V...............................        70,304
      32,400 D.F.S. Furniture Co. Plc.............................       148,069
      50,000 Debenhams Retail Plc.................................       212,063
      17,000 Dixons Group Plc.....................................       301,261
      28,300 Great University Stores Plc..........................       214,468
      56,026 Next Plc.............................................       604,643
      46,650 Smith (H.W.) Group Plc...............................       340,878
      20,000 Vendex International NV..............................       585,164
                                                                     -----------
                                                                       2,612,040
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
             Metals - Non Ferrous - 0.7%
      18,870 Pechiney SA..........................................   $ 1,058,445
                                                                     -----------
             Metals - Steel - 1.2%
       2,020 Companhia Vale do Rio Doce, ADR......................        39,396
       4,000 Hindalco Industries Ltd., GDR, 144A..................        83,000
      14,000 Pohang Iron & Steel Ltd., ADR (b)....................       467,250
     101,910 Usinor SA (b)........................................     1,419,398
                                                                     -----------
                                                                       2,009,044
                                                                     -----------
             Mining - 2.6%
      26,320 Eramet SLN...........................................     1,343,123
     265,000 Nippon Mining & Metals Co., Ltd. (b).................     2,037,581
      32,050 Rio Tinto Plc........................................       547,417
     596,000 Yanzhou Coal Mining Co. Ltd. ........................       197,542
                                                                     -----------
                                                                       4,125,663
                                                                     -----------
             Multi-Industry - 3.3%
      21,200 ALFA SA de CV, Ser. A................................        81,192
      10,000 Boustead Holdings Berhad.............................         7,895
     175,000 First Pacific Co. Ltd. ..............................       101,364
      33,800 Granada Group Plc....................................       268,373
       5,290 Grupo Carso SA de CV, ADR (b)........................        44,154
      60,000 Hutchison Whampoa Ltd. ..............................       602,394
      15,000 Larsen & Toubro Ltd., GDS............................       319,500
      37,750 Securicor Plc........................................       369,240
      16,619 Siemens AG...........................................     1,495,523
      25,874 Vivendi (b)..........................................     1,965,541
                                                                     -----------
                                                                       5,255,176
                                                                     -----------
             Real Estate - 1.9%
     360,000 Amoy Properties Ltd. (b).............................       310,465
      20,000 Bukit Sembawang Estates, Ltd. .......................       182,967
      75,000 Burford Holdings Plc.................................       124,525
      21,000 Chelsfield Plc.......................................       112,196
      60,000 Cheung Kong Holdings Ltd. ...........................       546,402
      70,000 Countrywide Associated...............................       170,308
     125,000 DBS Land, Ltd. ......................................       231,718
      92,500 Fairview Holdings Plc................................       208,323
   1,414,000 Filinvest Development Corp. .........................        88,155
      19,000 Frogmore Estates Plc.................................       145,238
     432,800 HKR International Ltd. ..............................       328,681
       1,100 Inversiones y Representaciones, SA GDR...............        33,206
      30,000 Land Securities Plc..................................       373,823
      25,000 Sun Hung Kai Properties Ltd. ........................       202,729
                                                                     -----------
                                                                       3,058,736
                                                                     -----------
             Technology - 2.2%
     236,000 Cse Systems & Engineering............................       170,449
       7,000 Fundtech Ltd. (b)....................................        93,625
          80 Intralot SA..........................................         2,044
      24,621 Nokia AB Oyj.........................................     2,824,614
      10,300 Ritek Corp. .........................................       137,505
       5,000 Synnex Technology International Corp., GDR...........        97,500

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
               Technology - continued
      12,200   Synnex Technology International Corp., GDR,
                Temporary Shares.................................   $   240,706
                                                                    -----------
                                                                      3,566,443
                                                                    -----------
               Telecommunications - 4.6%
      72,000   Asia Satellite Telecommunications Holdings, Ltd. .       169,597
     164,991   Cable & Wireless Hong Kong Ltd. ..................       376,958
      11,000   Carso Global Telecom..............................        73,067
     273,000   China Telecom (Hong Kong) Ltd. (b)................       932,958
       1,130   Compania de Telecom de Chile SA, ADR..............        18,857
       4,715   Eesti Telekom.....................................        74,733
       1,300 * Embratel Participacoes SA, ADR (b)................        16,738
      61,520   Ericsson LM Telephone, Ser B......................     2,565,897
      33,420 * Global TeleSystems Group, Inc. (b)................       799,991
       4,166   Hellenic Telecommunications Organization SA, GDR..        88,483
       5,000   Korea Telecom Corp. ..............................       176,250
      16,000   Mahanagar Telep Ni, GDR...........................       128,000
      47,000   Singapore Telecom.................................        89,389
       3,450   STET Hellas Telecommunications SA.................        74,175
         600   Tele Centro Sul Participacoes SA, ADR (b).........        35,850
       2,750   Tele Norte Leste Participacoes SA, ADR (b)........        46,406
       1,600   Telecom Argentina - France Telecom SA, Cl. B, ADR
                (b)..............................................        44,000
         740 * Telecomunicacoes Brasileiras SA, ADR, Preference
                Shares ("Telebras") (b)..........................        57,627
      84,774 * Telefonica SA.....................................     1,397,926
       2,340   Telefonos de Mexico SA, ADR (b)...................       200,070
       1,900   Telesp Celular Participacoes (b)..................        46,787
       2,600   Telesp Participacpoes SA, ADR (b).................        42,088
                                                                    -----------
                                                                      7,455,847
                                                                    -----------
               Textiles - 1.5%
     115,000   Coats Viyella Plc.................................        88,380
     450,000   Teijin, Ltd. .....................................     2,298,056
                                                                    -----------
                                                                      2,386,436
                                                                    -----------
               Transportation - Airlines - 1.5%
      62,800   British Airways Plc...............................       321,067
      96,000   Lufthansa AG......................................     2,024,351
                                                                    -----------
                                                                      2,345,418
                                                                    -----------
               Transportation - Roads & Rail - 1.8%
      45,150   Arriva Plc........................................       237,511
     300,000   Nippon Express Co. Ltd. ..........................     2,125,270
      17,600   Railtrack Group Plc...............................       360,500
      53,000   Stagecoach Holdings...............................       150,729
                                                                    -----------
                                                                      2,874,010
                                                                    -----------

   Shares                                                              Value

 COMMON STOCKS - continued
               Transportation - Shipping - 0.7%
      27,999   Associated British Ports Holdings Plc.............   $   139,003
      23,280   IHC Caland NV.....................................     1,012,492
                                                                    -----------
                                                                      1,151,495
                                                                    -----------
               Utilities - Electric, Gas &
                Water -  2.3%
      42,000   BG Plc............................................       233,368
       2,332   Companhia Energetica de Minas Gerais, ADR.........        33,331
       5,100   Companhia Paranaense de Energia-Copel, Plc, ADR...        33,787
       1,900   Empresa Nacional de Electric, ADR (b).............        24,225
       3,600   Isis..............................................       241,783
      65,000   National Power Plc................................       441,305
      28,000   Powergen Plc......................................       247,177
      32,000   Scot & Southern Energy Plc........................       304,055
      23,895   United Utilities Plc..............................       236,864
      35,490   Veba AG...........................................     1,923,330
                                                                    -----------
                                                                      3,719,225
                                                                    -----------
               Wholesale & International
                Trade - 2.1%
      65,000   Aoyama Trading Co.................................     2,077,754
       1,900 * AVA Allg Handels der Verbraucher AG...............       875,426
      11,666   Inchcape Plc......................................        58,108
     482,750   Signet Group Plc..................................       416,636
                                                                    -----------
                                                                      3,427,924
                                                                    -----------
               Total Common Stocks
                (cost $137,968,232)..............................   155,725,774
                                                                    -----------
 PREFERRED STOCKS - 1.3%
               Automobiles - 0.9%
         560   Porsche AG........................................     1,529,229
                                                                    -----------
               Chemicals - 0.4%
       8,932   Henkel KGaA.......................................       607,425
                                                                    -----------
               Total Preferred Stocks
                (cost $1,908,351)................................     2,136,654
                                                                    -----------
 WARRANTS - 0.1%
               Banking - 0.1%
     200,000   Deutsche Bank AG, expire 3/28/2002................       153,476
                                                                    -----------
               Building Materials & Components - 0.0%
       9,200 * United Engineers Ltd. Berhad,
                expire 11/22/2002(d).............................             0
                                                                    -----------
               Total Warrants
                (cost $103,050)..................................       153,476
                                                                    -----------

                                   EVERGREEN
                         Perpetual International Fund
              (formerly Mentor Perpetual International Portfolio)
                       Schedule of Investments(continued)
                                October 31, 1999


   Shares                                                               Value

 CORPORATE BONDS - 0.0%
             Chemicals - 0.0%
      32,750 Burmah Castrol Plc
              4.85%, 11/30/1999...................................   $    53,838
                                                                     -----------
             Health & Personal Care - 0.0%
      19,000 Scotia Holdings
              8.50%, 3/26/2002....................................        25,768
                                                                     -----------
             Total Corporate Bonds
              (cost $85,496)......................................        79,606
                                                                     -----------

  Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 13.3%
             Money Market Portfolio - 10.7%
 $17,284,173 Navigator Prime Portfolio - 10.7%
              (cost $17,284,173) (c).............................   $17,284,173
                                                                    -----------
             Repurchase Agreement - 2.6%
   4,134,251 State Street Bank & Trust Co. purchased 10/29/1999,
              5.16%, maturing 11/1/1999, maturity value
              $4,136,029
              (cost $4,134,251) (a)..............................     4,134,251
                                                                    -----------
             Total Short-Term Investments
              (cost $21,418,424).................................    21,418,424
                                                                    -----------

             Total Investments -
              (cost $161,483,553)........................   111.5%  179,513,934
             Other Assets and
              Liabilities - net..........................   (11.5)  (18,571,975)
                                                            -----  ------------
             Net Assets..................................   100.0% $160,941,959
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
(b)  All or a portion of this security is on loan.
(c)  Represents investment of cash collateral received for securities on loan.
(d) Investment is being fair valued in accordance with procedures established by the Board of Trustees.
 *   Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR  American Depository Receipt
GDR  Global Depository Receipt

At October 31, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Japan............................................. $ 41,199,375       23.0%
United Kingdom....................................   30,293,219       16.9%
United States+....................................   22,132,229       12.3%
Germany...........................................   17,282,630        9.6%
France............................................   15,899,322        8.9%
Finland...........................................    7,839,475        4.4%
Netherlands.......................................    7,250,455        4.0%
Hong Kong.........................................    6,220,401        3.5%
Spain.............................................    4,803,410        2.7%
Sweden............................................    4,579,161        2.6%
Switzerland.......................................    3,632,183        2.0%
Singapore.........................................    2,393,168        1.3%
Ireland...........................................    1,775,023        1.0%
Italy.............................................    1,574,356        0.9%
Indonesia.........................................    1,569,854        0.9%
Other.............................................   11,069,673        6.0%
                                                   ------------      ------
                                                   $179,513,934      100.0%
                                                   ============      ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Precious Metals Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 96.5%
             Gold Mining - 55.5%
      80,819 AngloGold Ltd. .....................................   $  4,564,707
   2,074,000 * Avgold Ltd. ......................................      1,400,964
     275,000 Battle Mountain Gold Co.............................        739,063
     231,550 Cambior, Inc........................................        353,956
   1,100,000 Delta Gold NL.......................................      1,858,895
     618,113 Franco Nevada Mining Ltd. ..........................     11,464,423
     100,000 * Goldcorp, Inc., Cl. A.............................        631,250
     301,700 * Goldcorp, Inc., Cl. A - Canadian Exchange.........      1,947,245
     758,504 Goldfields Ltd. ....................................      3,629,737
     262,000 * Greenstone Resources Ltd. ........................         24,030
     380,500 Homestake Mining Co. ...............................      3,186,688
     910,000 * Kinross Gold Corp. ...............................      2,331,875
     200,000 * Kinross Gold Corp. - Canadian Exchange............        509,546
     800,000 * Lihir Gold Ltd. ..................................        658,106
     596,500 * Meridian Gold, Inc. ..............................      4,250,063
     140,000 * Meridian Gold, Inc. - Canadian Exchange...........      1,012,976
     100,000 Newcrest Mining.....................................        281,226
   1,084,824 Normandy Mining Ltd. ...............................        823,233
     337,100 * Orvana Minerals Corp. ............................         91,609
     122,500 Placer Dome, Inc. ..................................      1,485,313
      65,000 Placer Dome, Inc. - Canadian Exchange...............        816,971
     531,000 Queenstake Resources Ltd. Yukon.....................         66,740
     106,000 * Rio Narcea Gold Mine, Inc. .......................        133,949
   1,020,629 Ross Mining NL......................................        279,868
     499,600 Sons of Gwalia Ltd. ................................      1,449,606
     857,500 * TVX Gold, Inc. ...................................        821,438
   1,000,000 * Viceroy Resource Corp. ...........................        747,333
     288,585 * Western Areas Gold Mining Ltd., ADR...............        873,489
                                                                    ------------
                                                                      46,434,299
                                                                    ------------
             Metals & Mining - 41.0%
   1,799,200 Acacia Resources Ltd. ..............................      3,189,632
     117,800 Anglo-American Platinum Corp. Ltd. .................      3,393,818
      90,000 Barrick Gold Corp. .................................      1,648,125

   Shares                                                              Value

 COMMON STOCKS - continued
             Metals & Mining - continued
     143,700 Barrick Gold Corp. - Canadian Exchange..............   $  2,640,862
   1,999,000 * Canyon Resources Corp. ...........................        624,688
      80,000 De Beers Centenary..................................      2,185,003
     991,400 Gencor Ltd. ........................................      3,679,203
     800,000 * Geomaque Exploration Ltd. ........................        369,590
     850,200 Harmony Gold Mining Ltd. ...........................      5,570,023
     105,000 Impala Platinum Holdings Ltd. ......................      3,636,896
     130,400 Newmont Mining Corp. ...............................      2,860,650
     135,000 * Randgold Resources, Inc., GDR.....................        540,000
     300,000 * Repadre Capital Corp. ............................        407,636
      72,300 * SouthernEra Resources Ltd. .......................        107,082
     169,250 * Stillwater Mining Co. ............................      3,406,157
                                                                    ------------
                                                                      34,259,365
                                                                    ------------
             Total Common Stocks (cost $91,034,273)..............     80,693,664
                                                                    ------------
 WARRANTS - 0.0%
             Metals & Mining - 0.0%
     227,500 * Atlas Corp., Expire 12/15/1999....................              0
     429,000 * Vengold, Inc., Ser. B, Expire 6/13/2000...........          1,457
                                                                    ------------
             Total Warrants
              (cost $294,417)....................................          1,457
                                                                    ------------

  Principal
   Amount                                                               Value

 SHORT-TERM INVESTMENTS - 0.8%
             Repurchase Agreement - 0.8%
 $   691,000 Evergreen Joint Repurchase Agreement, Investments in
              a joint trading account, purchased 10/29/1999,
              5.25%, maturing 11/1/1999, maturity value $691,302
              (cost $691,000) (a).................................   $    691,000
                                                                     ------------
             Total Investments - (cost $92,019,690).......     97.3%   81,386,121
             Other Assets and Liabilities - net...........      2.7     2,246,671
                                                             ------  ------------
             Net Assets...................................    100.0% $ 83,632,792
                                                             ======  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
*   Non-income producing security.

Summary of Abbreviations

ADR  American Depository Receipt
GDR  Global Depository Receipt

                                   EVERGREEN
                              Precious Metals Fund
                       Schedule of Investments(continued)
                                October 31, 1999

At October 31, 1999, the Fund held securities in the following countries:

                                                                 Percentage of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Canada............................................ $31,863,472        39.2%
South Africa......................................  29,473,840        36.2%
United States+....................................  11,508,244        14.1%
Australia.........................................   7,882,459         9.7%
Papua New Guinea..................................     658,106         0.8%
                                                   -----------       ------
                                                   $81,386,121       100.0%
                                                   ===========       ======

+ Includes short-term securities.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Assets and Liabilities
                                October 31, 1999

                            Emerging       Global        Global      International     Latin        Perpetual     Precious
                         Markets Growth   Leaders     Opportunities     Growth        America     International    Metals
                              Fund          Fund          Fund           Fund           Fund        Fund (a)        Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets

 Identified cost of
  securities...........   $ 57,383,519  $322,868,619  $148,850,169   $596,278,624   $ 24,364,475  $161,483,553  $ 92,019,690

 Net unrealized gains
  or losses on
  securities...........      6,682,158   120,421,094    52,405,021    101,655,819      5,268,298    18,030,381   (10,633,569)
-----------------------------------------------------------------------------------------------------------------------------

 Market value of
  securities...........     64,065,677   443,289,713   201,255,190    697,934,443     29,632,773   179,513,934    81,386,121

 Investment in wholly-
  owned, unconsolidated
  foreign subsidiary,
  at value.............              0             0             0              0              0             0       863,952

 Cash..................          3,643           694           509              0            513             0         5,836

 Foreign currency, at
  value (cost $726,063,
  $843,630, $66,
  $15,100, $8,973,
  $127,335 and $0,
  respectively)........        725,589       843,630            66         15,089          8,134       128,623             0

 Receivable for
  securities sold......        112,290             0     3,732,176        365,865         30,499       716,998     1,446,595

 Receivable for Fund
  shares sold..........        724,526     2,034,600       479,671      2,926,167         21,757       615,755         2,952

 Dividends and interest
  receivable...........         48,901       493,123       207,140      1,516,989         96,559       384,433        21,791

 Deferred organization
  expenses.............              0         7,980             0              0              0         7,718             0

 Prepaid expenses and
  other assets.........         21,417        47,284        42,453        109,071         20,908        99,544        81,965
-----------------------------------------------------------------------------------------------------------------------------

 Total assets..........     65,702,043   446,717,024   205,717,205    702,867,624     29,811,143   181,467,005    83,809,212
-----------------------------------------------------------------------------------------------------------------------------
Liabilities

 Payable for securities
  purchased............        318,750             0     4,499,831      1,584,245              0     1,852,307             0

 Payable for Fund
  shares redeemed......         25,905       387,393       579,856        452,312        170,408     1,024,586        29,248

 Payable for closed
  forward foreign
  currency exchange
  contracts............              0             0       113,213        629,150              0             0             0

 Payable for securities
  on loan..............              0             0    15,173,743              0              0    17,284,173             0

 Unrealized losses on
  forward foreign
  currency exchange
  contracts............              0       955,102             0              0              0             0             0

 Due to custodian
  bank.................              0             0             0         11,591              0             0             0

 Advisory fee payable..         81,258       328,703       151,739        364,265         18,209       133,387        58,133

 Distribution Plan
  expenses payable.....          4,117       102,736       104,904         49,778         12,656        68,963        21,251

 Due to other related
  parties..............          1,219         8,368             0         32,313              0             0             0

 Accrued expenses and
  other liabilities....         32,881       167,991       100,178        286,472         17,648       161,630        67,788
-----------------------------------------------------------------------------------------------------------------------------

 Total liabilities.....        464,130     1,950,293    20,723,464      3,410,126        218,921    20,525,046       176,420
-----------------------------------------------------------------------------------------------------------------------------

Net assets.............   $ 65,237,913  $444,766,731  $184,993,741   $699,457,498   $ 29,592,222  $160,941,959  $ 83,632,792
-----------------------------------------------------------------------------------------------------------------------------
Net assets represented
 by

 Paid-in capital.......   $ 69,759,801  $318,396,835  $ 98,456,109   $587,549,489   $ 50,574,513  $126,587,838  $185,924,248

 Undistributed
  (overdistributed) net
  investment income
  (loss)...............         (1,984)      (17,414)      (14,180)    10,468,197         (3,414)            0        (3,594)

 Accumulated net
  realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related
  transactions.........    (11,197,105)    6,919,132    34,262,939       (213,184)   (26,243,308)   16,305,925   (91,655,143)

 Net unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions.........      6,677,201   119,468,178    52,288,873    101,652,996      5,264,431    18,048,196   (10,632,719)
-----------------------------------------------------------------------------------------------------------------------------

Total net assets.......   $ 65,237,913  $444,766,731  $184,993,741   $699,457,498   $ 29,592,222  $160,941,959  $ 83,632,792
-----------------------------------------------------------------------------------------------------------------------------
Net assets consists of

 Class A...............   $  8,390,209  $185,805,684  $ 53,532,602   $127,601,592   $  4,852,918  $ 93,577,839  $ 69,387,096

 Class B...............      3,452,499   207,432,858   111,267,077     63,927,693     20,752,220       247,893    13,781,119

 Class C...............      1,023,508     4,485,578    19,963,201      2,349,374      3,717,247    60,544,037       464,577

 Class Y...............     52,371,697    47,042,611       230,861    505,578,839        269,837     6,572,190            --
-----------------------------------------------------------------------------------------------------------------------------

Total net assets.......   $ 65,237,913  $444,766,731  $184,993,741   $699,457,498   $ 29,592,222  $160,941,959  $ 83,632,792
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding

 Class A...............        900,548    10,123,724     2,052,748     14,627,465        579,041     5,082,233     5,842,207

 Class B...............        383,206    11,574,822     4,514,402      7,415,921      2,570,521        13,367     1,175,794

 Class C...............        113,476       250,703       808,186        272,540        461,285     3,342,661        39,668

 Class Y...............      5,564,464     2,537,787         8,814     57,921,871         32,044       354,087            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per
 share

 Class A...............   $       9.32  $      18.35  $      26.08   $       8.72   $       8.38  $      18.41  $      11.88
-----------------------------------------------------------------------------------------------------------------------------

 Class A--Offering
  price (based on sales
  charge of 4.75%).....   $       9.78  $      19.27  $      27.38   $       9.15   $       8.80  $      19.33  $      12.47
-----------------------------------------------------------------------------------------------------------------------------

 Class B...............   $       9.01  $      17.92  $      24.65   $       8.62   $       8.07  $      18.55  $      11.72
-----------------------------------------------------------------------------------------------------------------------------

 Class C...............   $       9.02  $      17.89  $      24.70   $       8.62   $       8.06  $      18.11  $      11.71
-----------------------------------------------------------------------------------------------------------------------------

 Class Y...............   $       9.41  $      18.54  $      26.19   $       8.73   $       8.42  $      18.56            --
-----------------------------------------------------------------------------------------------------------------------------

(a) Formerly Mentor Perpetual International Portfolio.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                            Statements of Operations
                          Year Ended October 31, 1999

                         Emerging
                          Markets      Global        Global     International     Latin       Perpetual     Precious
                          Growth       Leaders    Opportunities    Growth        America    International    Metals
                           Fund         Fund          Fund          Fund          Fund        Fund (a)        Fund
-----------------------------------------------------------------------------------------------------------------------
Investment income

 Dividends (net of
  foreign withholding
  taxes of $97,553,
  $390,732, $197,788
  $918,373, $70,684,
  $364,306 and $0,
  respectively)........ $   995,337  $ 4,799,120   $ 1,557,203  $ 11,741,282   $   868,549   $ 2,890,047  $  1,659,640
 Interest..............     187,579      610,595       228,367     1,470,552       113,943       243,033        74,261
-----------------------------------------------------------------------------------------------------------------------
Total investment
 income................   1,182,916    5,409,715     1,785,570    13,211,834       982,492     3,133,080     1,733,901
-----------------------------------------------------------------------------------------------------------------------
Expenses
 Advisory fee..........     912,765    3,651,052     1,877,575     4,195,994       258,833     1,414,283       678,057
 Distribution Plan
  expenses.............      60,953    2,314,869     1,462,584     1,029,794       297,457       721,424       361,660
 Administrative
  services fees........      14,912       94,269        26,349       106,380         4,434       141,826        13,832
 Transfer agent fee....      28,637    1,245,002       606,548       966,604       191,891       232,441       681,459
 Trustees' fees and
  expenses.............       1,233        7,644         3,757        13,300           704         3,117         1,798
 Organization
  expenses.............       8,616        7,891             0             0         4,597         2,982             0
 Interest expense......           0      516,634        20,919        12,651           785             0        31,378
 Other.................     197,886      481,007       327,146     1,172,571       118,968       474,116       186,271
-----------------------------------------------------------------------------------------------------------------------
 Total expenses........   1,225,002    8,318,368     4,324,878     7,497,294       877,669     2,990,189     1,954,455
 Less: Fee credits.....     (14,424)     (29,542)      (15,860)      (33,220)       (3,514)       (1,623)       (4,771)
   Fee waivers and
    expense
    reimbursements.....           0            0             0             0             0       (68,420)            0
-----------------------------------------------------------------------------------------------------------------------
 Net expenses..........   1,210,578    8,288,826     4,309,018     7,464,074       874,155     2,920,146     1,949,684
-----------------------------------------------------------------------------------------------------------------------
 Net investment income
  (loss)...............     (27,662)  (2,879,111)   (2,523,448)    5,747,760       108,337       212,934      (215,783)
-----------------------------------------------------------------------------------------------------------------------
 Equity in earnings of
  wholly-owned,
  unconsolidated
  foreign subsidiary
  and foreign currency
  related
  transactions.........           0            0             0             0             0             0        19,428
-----------------------------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts
 Net realized gains or
  losses on:
 Securities............   5,077,593    8,886,995    38,502,663    41,238,340    (2,959,073)   17,925,207   (27,024,764)
 Futures contracts.....           0            0      (437,174)       34,066             0             0             0
 Foreign currency
  related
  transactions.........    (571,914)    (509,663)      758,035     4,676,578    (1,082,246)   (1,056,622)       (7,167)
-----------------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related
  transactions.........   4,505,679    8,377,332    38,823,524    45,948,984    (4,041,319)   16,868,585   (27,031,931)
-----------------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities and
  foreign currency
  related
  transactions.........   5,594,474   76,159,336    31,754,002    52,884,054     6,649,537    15,449,779    28,217,759
-----------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions.........  10,100,153   84,536,668    70,577,526    98,833,038     2,608,218    32,318,364     1,185,828
-----------------------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations........... $10,072,491  $81,657,557   $68,054,078  $104,580,798   $ 2,716,555   $32,531,298  $    989,473
-----------------------------------------------------------------------------------------------------------------------

(a) Formerly Mentor Perpetual International Portfolio.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1999

                      Emerging
                      Markets         Global          Global      International     Latin         Perpetual       Precious
                       Growth         Leaders      Opportunities     Growth        America      International      Metals
                        Fund           Fund            Fund           Fund           Fund      Fund (a) (b) (c)     Fund
------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment
  income (loss)..   $    (27,662) $    (2,879,111) $  (2,523,448) $   5,747,760  $    108,337   $     212,934   $    (215,783)
 Equity in
  earnings of
  wholly-owned
  unconsolidated
  foreign
  subsidiary.....              0                0              0              0             0               0          19,428
 Net realized
  gains or losses
  on securities,
  futures
  contracts and
  foreign
  currency
  related
  transactions...      4,505,679        8,377,332     38,823,524     45,948,984    (4,041,319)     16,868,585     (27,031,931)
 Net change in
  unrealized
  gains on
  securities and
  foreign
  currency
  related
  transactions...      5,594,474       76,159,336     31,754,002     52,884,054     6,649,537      15,449,779      28,217,759
------------------------------------------------------------------------------------------------------------------------------
 Net increase in
  net assets
  resulting from
  operations.....     10,072,491       81,657,557     68,054,078    104,580,798     2,716,555      32,531,298         989,473
------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders
 from
 Net investment
  income
   Class A.........      (10,598)               0              0              0             0               0               0
   Class B.........       (4,073)               0              0              0             0               0               0
   Class C.........         (995)               0              0              0             0               0               0
   Class Y.........     (136,530)               0              0              0             0               0               0
 Net realized
  gains
   Class A.........            0                0     (3,485,496)             0             0               0               0
   Class B.........            0                0     (7,900,493)             0             0               0               0
   Class C.........            0                0     (1,472,665)             0             0               0               0
   Class Y.........            0                0         (1,957)             0             0               0               0
------------------------------------------------------------------------------------------------------------------------------
 Total
  distributions
  to
  shareholders...       (152,196)               0    (12,860,611)             0             0               0               0
------------------------------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from
  shares sold....     44,051,855    2,630,916,446    136,044,293    301,153,523    26,101,038     166,034,604      87,565,275
 Payment for
  shares
  redeemed.......    (47,543,215)  (2,622,732,751)  (221,303,957)  (341,962,909)  (42,507,400)   (155,946,116)   (114,675,177)
 Net asset value
  of shares
  issued in
  reinvestment of
  distributions..        114,987                0     10,894,229              0             0               0               0
------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) in
  net assets
  resulting from
  capital share
  transactions...     (3,376,373)       8,183,695    (74,365,435)   (40,809,386)  (16,406,362)     10,088,488     (27,109,902)
------------------------------------------------------------------------------------------------------------------------------
 Total increase
  (decrease) in
  net assets.....      6,543,922       89,841,252    (19,171,968)    63,771,412   (13,689,807)     42,619,786     (26,120,429)
Net assets
  period.........     58,693,991      354,925,479    204,165,709    635,686,086    43,282,029     118,322,173     109,753,221
------------------------------------------------------------------------------------------------------------------------------
 End of period...   $ 65,237,913  $   444,766,731  $ 184,993,741  $ 699,457,498  $ 29,592,222   $ 160,941,959   $  83,632,792
------------------------------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed)
 net investment
 income (loss)...   $     (1,984) $       (17,414) $     (14,180) $  10,468,197  $     (3,414)  $           0   $      (3,594)
------------------------------------------------------------------------------------------------------------------------------

(a) Formerly Mentor Perpetual International Portfolio.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     International and Global Growth Funds
                      Statements of Changes in Net Assets
                          Year Ended October 31, 1998

                      Emerging
                      Markets        Global         Global      International     Latin         Perpetual         Precious
                       Growth        Leaders     Opportunities     Growth        America      International        Metals
                        Fund          Fund           Fund           Fund           Fund      Fund (a) (b) (c)       Fund
------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment
  income (loss)..   $  1,147,818  $  (1,983,258) $  (3,154,607) $   1,682,972  $    538,745    $    760,153     $    (756,410)
 Equity in
  earnings of
  wholly-owned
  unconsolidated
  foreign
  subsidiary.....              0              0              0              0             0               0            24,179
 Net realized
  gains or losses
  on securities,
  futures
  contracts and
  foreign
  currency
  related
  transactions...    (16,618,543)       421,087      7,925,022    (26,164,161)  (23,161,902)     (1,408,584)      (50,552,000)
 Net change in
  unrealized
  gains or losses
  on securities
  and foreign
  currency
  related
  transactions...      1,538,854     22,226,344    (33,746,429)     3,471,235     4,561,215       4,181,964        25,221,436
------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    (13,931,871)    20,664,173    (28,976,014)   (21,009,954)  (18,061,942)      3,533,533       (26,062,795)
------------------------------------------------------------------------------------------------------------------------------
Distributions to
 shareholders
 from
 Net investment
  income
   Class A.........            0              0              0              0             0         (74,416)(c)             0
   Class B.........            0              0              0     (5,718,223)            0               0                 0
   Class C.........            0              0              0              0             0         (52,551)                0
   Class Y.........      (48,897)             0              0              0             0         (26,033)                0
 Net realized
  gains
   Class A.........      (79,620)      (165,467)    (6,152,515)             0    (2,915,764)        (91,708)(c)             0
   Class B.........     (102,137)      (582,223)   (14,270,759)   (26,737,026)  (16,639,668)              0        (5,647,344)
   Class C.........      (33,101)       (10,308)    (2,859,903)             0    (2,385,233)        (54,364)                0
   Class Y.........   (1,528,035)      (150,779)            (2)             0             0         (51,028)                0
 Tax return of
  capital
   Class A.........            0              0              0              0             0        (613,756)(c)             0
   Class C.........            0              0              0              0             0        (404,533)                0
   Class Y.........            0              0              0              0             0        (103,344)                0
------------------------------------------------------------------------------------------------------------------------------
 Total
  distributions
  to
  shareholders...     (1,791,790)      (908,777)   (23,283,179)   (32,455,249)  (21,940,665)     (1,471,733)       (5,647,344)
------------------------------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from
  shares sold....     29,751,699    516,465,732    113,926,118    272,008,827    26,805,997      70,000,076       179,561,024
 Payment for
  shares
  redeemed.......    (25,828,310)  (448,691,323)  (236,427,456)  (167,827,455)  (62,999,696)    (23,829,534)     (193,454,892)
 Net asset value
  of shares
  issued in
  reinvestment of
  distributions..      1,273,339        804,394     20,555,694     28,410,070    19,625,500       1,395,920         4,759,767
 Net asset value
  of shares
  issued in
  acquisition....              0     55,765,847              0    404,753,737             0               0        39,424,759
------------------------------------------------------------------------------------------------------------------------------
 Net increase
  (decrease) in
  net assets
  resulting from
  capital share
  transactions...      5,196,728    124,344,650   (101,945,644)   537,345,179   (16,568,199)     47,566,462        30,290,658
------------------------------------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in
   net assets....    (10,526,933)   144,100,046   (154,204,837)   483,879,976   (56,570,806)     49,628,262        (1,419,481)
Net assets
 Beginning of
  period.........     69,220,924    210,825,433    358,370,546    151,806,110    99,852,835      68,693,911       111,172,702
------------------------------------------------------------------------------------------------------------------------------
 End of period...   $ 58,693,991  $ 354,925,479  $ 204,165,709  $ 635,686,086  $ 43,282,029    $118,322,173     $ 109,753,221
------------------------------------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed)
 net investment
 income (loss)...   $    146,019  $     (12,989) $   2,263,614  $   8,260,101  $     (3,551)   $         53     $      (3,368)
------------------------------------------------------------------------------------------------------------------------------

(a) Formerly Mentor Perpetual International Portfolio.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen International and Global Growth Funds consist of Evergreen Emerg-ing Markets Growth Fund ("Emerging Markets Growth Fund"), Evergreen Global Leaders Fund ("Global Leaders Fund"), Evergreen Global Opportunities Fund ("Global Opportunities Fund"), Evergreen International Growth Fund ("Interna-tional Growth Fund"), Evergreen Latin America Fund ("Latin America Fund"), Ev-ergreen Perpetual International Fund ("Perpetual International Fund") (formerly Mentor Perpetual International Portfolio) and Evergreen Precious Metals Fund ("Precious Metals Fund") (collectively, the "Funds"). Each Fund is a diversi-fied series of Evergreen International Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management in-vestment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to October 18, 1999, the Perpetual Interna-tional Fund was a diversified series of Mentor Institutional Trust, a Massachu-setts business trust, organized on February 8, 1994 as an open-end management investment company and registered under the 1940 Act.

All Funds offer Class A, Class B, Class C, and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher on-going distribution fee than Class A. Class B shares are sold subject to a con-tingent deferred sales charge that is payable upon redemption and decreases de-pending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year af-ter the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

As a result of the conversion of Mentor Perpetual International Portfolio on October 18, 1999 into the Trust, the shareholders of Class A, Class B and Class Y of Mentor Perpetual International Portfolio became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respective-ly, of the Evergreen Perpetual International Fund. Shareholders of Class C shares received in the conversion are subject to the schedule of contingent de-ferred sales charges applicable to Class B shares of Mentor Perpetual Interna-tional Portfolio. In addition, effective October 18, 1999, the Fund added a new class of shares designated as Class B.

As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Perpetual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.

Prior to October 18, 1999, Class A shares of the Evergreen Perpetual Interna-tional Fund were sold with a maximum front-end sales charge of 5.75% payable at the time of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on an established exchange or on the Nasdaq National Market System ("NMS") are valued on the basis of the last sales price on the exchange where the security is primarily traded. Securities traded in the over-the-counter market are valued on the basis of the last sales price. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quo-tations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Mutual fund shares are valued at the net asset value of each mutual fund.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may trans-fer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include foreign currency gains and losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The por-tion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gains or losses on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and are subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisors will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income and/or net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses, net realized foreign currency gains or losses, unrealized deprecia-tion on passive foreign investment companies, certain repurchases of securities sold at a loss and certain capital loss carryforwards assumed as a result of acquisitions.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses incurred prior to July 1998 are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Funds are redeemed by any holder during the five-year amor-tization period, redemption proceeds will be reduced by any unamortized organi-zation expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of October 31, 1999, organization costs for the Emerging Markets Growth Fund, Global Opportunities Fund, International Growth Fund, Latin Amer-ica Fund and Precious Metals Fund have been fully amortized.

3. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidi-ary of the Precious Metals Fund, was acquired in May 1975 and has as its pri-mary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At October 31, 1999, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

         Cash and cash equivalents............................... $892,675
         Accrued expenses........................................  (28,723)
                                                                  --------
                                                                  $863,952
                                                                  ========

During the year ended October 31, 1999, the foreign subsidiary had no purchases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administra-tive expenses, net investment income of $37,920, $18,492 and $19,428, respec-tively. Management fees paid or accrued to EIMC totaled $5,871 during the year ended October 31, 1999.

4. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), is the investment advisor to Emerging Markets Growth Fund and is paid an advisory fee that is computed daily and paid monthly based on its aver-age daily net assets, in accordance with the following schedule:

                       Average Daily Net Assets
               -----------------------------------------
               on the first $100 million.......... 1.50%
               on the next $100 million........... 1.45
               on the next $100 million........... 1.40
               in excess of $300 million.......... 1.35

EIMC is the investment sub-advisor to Emerging Markets Growth Fund. Under the terms of the sub-advisory agreement, EIMC is responsible for the investment de-cisions for the Fund and is paid by EIM at no additional expense to the Fund.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, is the investment advisor to Global Leaders Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.95% of its average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Global Leaders Fund and also provides brokerage services with respect to sub-stantially all security transactions of the Fund effected on the New York or American Stock Exchanges. During the year ended October 31, 1999, Global Lead-ers Fund incurred brokerage commissions of $190,546 with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to Global Leaders Fund.

EIMC is the investment advisor for Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund. In return for provid-ing investment management and administrative services to the Funds, EIMC is paid an advisory fee that is computed daily and paid monthly based on each Fund's average daily net assets, in accordance with the following schedules:

                                         Global     International  Latin
                                      Opportunities    Growth     America
         Average Daily Net Assets         Fund          Fund       Fund
         ----------------------------------------------------------------
         on the first $200 million..       1.00%        0.75%      0.75%
         on the next $200 million ..       0.95         0.65       0.65
         on the next $200 million ..       0.85         0.55       0.55
         in excess of $600 million..       0.75         0.45       0.45
                                        Precious
                                         Metals
         Average Daily Net Assets         Fund
         ---------------------------------------
         on the first $100 million..      0.750%
         on the next $100 million...      0.625
         in excess of $200 million..      0.500

For Precious Metals Fund, Harbor Capital Management Company, Inc. ("Harbor Cap-ital"), is a consultant to EIMC and its subsidiary pursuant to a Consultant Agreement. In accordance with the terms of the Consultant Agreement, Harbor Capital provides EIMC with monthly reports discussing the world's gold bullion markets, the gold stock markets, and advice regarding economic factors and trends in the precious metals sectors. For its services, Harbor Capital re-ceives from EIMC a fee at the annual rate of 3.50% of the Fund's average daily net assets. Expenses associated with these services are a cost of EIMC and are not a Fund expense.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual") is the investment advisor to the Perpetual International Fund. Mentor Perpetual, a wholly-owned, indirect subsidiary of First Union, is owned equally by Mentor Investment Advisors, LLC, and Perpetual PLC, a diversified financial services holding company. Mentor Perpetual is paid a fee that is computed daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. The BISYS Group, Inc. ("BISYS"), is the sub-ad-ministrator to the Funds. As sub-administrator, BISYS provides the officers of each Fund, except Perpetual International Fund. Officers of the Funds and af-filiated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for Emerging Markets Growth Fund and Global Leaders Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its in-vestment advisory subsidiaries are also the investment advisors. The adminis-tration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-administration fee is calculated by applying per-centage rates, which start at 0.01% and decline to 0.004% per annum as net as-sets increase, to the average daily net assets of the Fund.

For the year ended October 31, 1999, Emerging Markets Growth Fund and Global Leaders Fund paid or accrued to EIS the following amounts for administrative and sub-administrative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                          -------------------------------
         Emerging Markets Fund.........    $11,811          $ 3,101
         Global Leaders Fund...........     74,678           19,591

For the year ended October 31, 1999, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund reimbursed EIMC $26,349, $106,380, $4,434, and $13,832, respectively, for providing certain ad-ministration and accounting expenses.

For Perpetual International Fund, EIS is entitled to an annual fee based on 0.10% of the average daily net assets of the Fund. Prior to June 14, 1999, Men-tor Investment Group, LLC ("Mentor") provided administrative personnel and services to the Perpetual International Fund at the same rate indicated above. Prior to April 1, 1999, the fee paid to Mentor for administrative services for the Perpetual International Fund was 0.10% of the Fund's average daily net as-sets.

For the year ended October 31, 1999, the Perpetual International Fund paid or accrued $43,151 and $98,675 to EIS and Mentor for administrative services.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS, is the principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distribution fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder serv-ice fees. Class B and Class C incur distribution fees equal to 1.00% of the av-erage daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the year ended October 31, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                            Class A   Class B   Class C
                                            ----------------------------
         Emerging Markets Growth Fund...... $ 20,008 $   31,741 $  9,204
         Global Leaders Fund...............  357,791  1,912,201   44,877
         Global Opportunities Fund.........  138,171  1,119,637  204,776
         International Growth Fund.........  319,531    680,946   29,317
         Latin America Fund................   15,337    243,508   38,612
         Perpetual International Fund*.....    8,736         29   75,625
         Precious Metals Fund..............  181,562    174,458    5,640

         -------
         * For the period from October 18, 1999 to October 31, 1999.

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the Mentor Perpetual International Portfo-lio. Mentor Distributors is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Mentor Perpetual International Portfolio had adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for its Class B shares. To compensate Mentor Distributors for the services it provided and for the expenses it in-curred, Class B shares of Mentor Perpetual International Portfolio paid a dis-tribution fee of 0.75%, which was accrued daily and paid monthly.

Prior to October 18, 1999, the Mentor Perpetual International Portfolio had also adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Dis-tributors with respect to its Class A, Class B and Class E shares. Under the Service Plan, financial institutions entered into shareholder service agree-ments with the Mentor Perpetual International Portfolio to provide administra-tive support services to their customers who from time to time might have been owners of record or beneficial owners of Class A, Class B or Class E shares of one or more Mentor Funds. In return for providing these support services, a fi-nancial institution might have received payments from one or more Mentor Funds at an annual rate of 0.25% of the average daily net assets of the Class A, Class B or Class E shares of the Mentor Perpetual International Portfolio bene-ficially owned by the financial institution's customers for whom it was a holder of record or with whom it had a servicing relationship.

During the year ended October 31, 1999, amounts paid or accrued to Mentor Dis-tributors pursuant to the Mentor Perpetual International Portfolio's Class A, Class C (former Class B), and Class E Distribution and Service Plans were $194,503, $436,536 and $5,995, respectively.

6. ACQUISITION INFORMATION

Effective on the close of business on February 27, 1998, Global Leaders Fund acquired substantially all the assets and assumed certain liabilities of Blanchard Global Growth Fund, an open-end management investment company regis-tered under the 1940 Act, in an exchange of Class A shares of Global Leaders Fund.

Effective on the close of business on February 27, 1998, Precious Metals Fund acquired substantially all the assets and assumed certain liabilities of Blanchard Precious Metals Fund, an open-end management investment company reg-istered under the 1940 Act, in an exchange of Class A shares of Precious Metals Fund.

Effective on the close of business on July 27, 1998, International Growth Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Inc. International Growth Fund, an open-end management investment com-pany registered under the 1940 Act, in an exchange of Class A, Class B and Class Y shares of International Growth Fund.

Effective on the close of business on October 28, 1998, International Growth Fund acquired substantially all the assets and assumed certain liabilities of Evergreen International Equity Fund, an open-end management investment company registered under the 1940 Act, in an exchange of Class A, Class B, Class C and Class Y shares of International Growth Fund.

The acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation or depreciation acquired, and the aggregrate net assets of each Fund immediately after the acquisition were as follows:

                                                                                       Unrealized
                                                        Value of Net     Number of    Appreciation     Net Assets
 Acquiring Fund                   Acquired Fund        Assets Acquired Shares Issued (Depreciation) After Acquisition
---------------------------------------------------------------------------------------------------------------------
 Global Leaders Fund       Blanchard Global Growth
                           Fund                         $ 55,765,847     3,648,723    $  2,310,198    $300,362,320
 Precious Metals Fund      Blanchard Precious Metals
                           Fund                           39,424,759     2,927,140     (38,301,971)    144,108,204
 International Growth Fund CoreFund Inc.
                           International Growth Fund     182,359,660    21,043,735      38,264,074     423,700,663
 International Growth Fund Evergreen International
                           Equity Fund                   222,394,077    30,307,946      11,505,330     619,339,196

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Emerging Markets Growth Fund

                                        Year Ended October 31,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   3,543,290  $ 29,482,483   1,539,603  $ 14,993,843
Automatic conversion of
 Class B shares to Class A
 shares...................          10            77           0             0
Shares redeemed...........  (3,428,541)  (28,781,121) (1,041,101)  (10,071,395)
Shares issued on
 reinvestment of
 distributions............       1,318        10,188       8,077        78,672
-------------------------------------------------------------------------------
Net increase..............     116,077       711,627     506,579     5,001,120
-------------------------------------------------------------------------------
Class B
Shares sold...............     407,049     3,522,757     150,671     1,447,684
Automatic conversion of
 Class B shares to Class A
 shares...................         (11)          (77)          0             0
Shares redeemed...........    (410,595)   (3,530,980)   (182,867)   (1,703,438)
Shares issued on
 reinvestment of
 distributions............         525         3,951      10,499       100,681
-------------------------------------------------------------------------------
Net decrease..............      (3,032)       (4,349)    (21,697)     (155,073)
-------------------------------------------------------------------------------
Class C
Shares sold...............     683,522     5,671,715      65,455       599,325
Shares redeemed...........    (645,248)   (5,421,662)   (124,024)   (1,217,706)
Shares issued on
 reinvestment of
 distributions............         128           965       3,451        33,092
-------------------------------------------------------------------------------
Net increase (decrease)...      38,402       251,018     (55,118)     (585,289)
-------------------------------------------------------------------------------
Class Y
Shares sold...............     606,350     5,374,900   1,333,842    12,710,847
Shares redeemed...........  (1,201,144)   (9,809,452) (1,382,744)  (12,835,771)
Shares issued on
 reinvestment of
 distributions............      12,822        99,883     108,476     1,060,894
-------------------------------------------------------------------------------
Net increase (decrease)...    (581,972)   (4,334,669)     59,574       935,970
-------------------------------------------------------------------------------
Net increase (decrease)...              $ (3,376,373)             $  5,196,728
-------------------------------------------------------------------------------

Global Leaders Fund

                                          Year Ended October 31,
                          ---------------------------------------------------------
                                      1999                         1998
                          -----------------------------  --------------------------
                             Shares         Amount         Shares        Amount
------------------------------------------------------------------------------------
Class A
Shares sold.............   149,775,697  $ 2,553,984,674   30,930,256  $ 447,933,681
Automatic conversion of
 Class B shares to Class
 A shares...............        29,476          486,432
Shares redeemed.........  (149,220,868)  (2,545,616,938) (27,875,118)  (405,306,465)
Shares issued on
 reinvestment of
 distributions..........             0                0       11,768        163,222
Shares issued in
 acquisition of
 Blanchard Global Growth
 Fund...................             0                0    3,648,723     55,765,847
------------------------------------------------------------------------------------
Net increase............       584,305        8,854,168    6,715,629     98,556,285
------------------------------------------------------------------------------------
Class B
Shares sold.............     2,983,412       49,075,131    3,186,919     47,469,163
Automatic conversion of
 Class B shares to Class
 A shares...............       (30,042)        (486,432)
Shares redeemed.........    (2,712,290)     (44,818,465)  (1,832,008)   (26,758,571)
Shares issued on
 reinvestment of
 distributions..........             0                0       41,954        575,190
------------------------------------------------------------------------------------
Net increase............       241,080        3,770,234    1,396,865     21,285,782
------------------------------------------------------------------------------------
Class C
Shares sold.............       436,197        7,288,074      181,393      2,719,744
Shares redeemed.........      (449,559)      (7,565,353)     (94,685)    (1,374,676)
Shares issued on
 reinvestment of
 distributions..........             0                0          721          9,873
------------------------------------------------------------------------------------
Net increase
 (decrease).............       (13,362)        (277,279)      87,429      1,354,941
------------------------------------------------------------------------------------
Class Y
Shares sold.............     1,229,283       20,568,567    1,226,789     18,343,144
Shares redeemed.........    (1,473,987)     (24,731,995)  (1,034,996)   (15,251,611)
Shares issued on
 reinvestment of
 distributions..........             0                0        4,034         56,109
------------------------------------------------------------------------------------
Net increase
 (decrease).............      (244,704)      (4,163,428)     195,827      3,147,642
------------------------------------------------------------------------------------
Net increase............                $     8,183,695               $ 124,344,650

--------------------------------------------------------------------------------

Global Opportunities Fund

                                       Year Ended October 31,
                          ----------------------------------------------------
                                    1999                       1998
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............   4,627,373  $  99,881,014   4,344,269  $  98,654,176
Automatic conversion of
 Class B shares to Class
 A shares...............      14,891        303,460           0              0
Shares redeemed.........  (5,772,965)  (124,989,786) (5,674,012)  (128,741,779)
Shares issued on
 reinvestment of
 distributions..........     122,671      2,341,786     224,106      4,890,006
-------------------------------------------------------------------------------
Net decrease............  (1,008,030)   (22,463,526) (1,105,637)   (25,197,597)
-------------------------------------------------------------------------------
Class B
Shares sold.............   1,129,856     22,630,544     310,625      6,886,751
Automatic conversion of
 Class B shares to Class
 A shares...............     (15,664)      (303,460)          0              0
Shares redeemed.........  (3,636,366)   (72,583,990) (3,830,040)   (82,094,577)
Shares issued on
 reinvestment of
 distributions..........     395,618      7,188,374     620,042     13,008,494
-------------------------------------------------------------------------------
Net decrease............  (2,126,556)   (43,068,532) (2,899,373)   (62,199,332)
-------------------------------------------------------------------------------
Class C
Shares sold.............     301,760      6,526,297     102,028      2,319,959
Shares redeemed.........    (818,441)   (16,857,938)   (908,274)   (19,515,716)
Shares issued on
 reinvestment of
 distributions..........      74,800      1,362,112     126,413      2,657,194
-------------------------------------------------------------------------------
Net decrease............    (441,881)    (8,969,529)   (679,833)   (14,538,563)
-------------------------------------------------------------------------------
Class Y
Shares sold.............     345,945      7,006,438     301,547      6,065,232
Shares redeemed.........    (338,842)    (6,872,243)   (299,939)    (6,075,384)
Shares issued on
 reinvestment of
 distributions..........         102          1,957           0              0
-------------------------------------------------------------------------------
Net increase
 (decrease).............       7,205        136,152       1,608        (10,152)
-------------------------------------------------------------------------------
Net decrease............              $ (74,365,435)             $(101,945,644)

--------------------------------------------------------------------------------

International Growth Fund

                                        Year Ended October 31,
                          -----------------------------------------------------
                                    1999                      1998 (a)
                          --------------------------  -------------------------
                            Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............   21,575,997  $ 171,780,072   12,077,791  $ 92,358,078
Automatic conversion of
 Class B shares to Class
 A shares...............    1,347,930     10,713,110   13,877,478    95,438,329
Shares redeemed.........  (25,523,574)  (203,568,111) (11,196,609)  (85,043,609)
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0    2,164,961    15,927,622
Shares issued in
 acquisition of CoreFund
 Inc. International
 Growth Fund............            0              0      303,491     2,627,478
--------------------------------------------------------------------------------
Net increase
 (decrease).............   (2,599,647)   (21,074,929)  17,227,112   121,307,898
--------------------------------------------------------------------------------
Class B
Shares sold.............    1,787,282     13,964,924    6,504,930    50,772,491
Automatic conversion of
 Class B shares to Class
 A shares...............   (1,357,201)   (10,713,110) (13,877,478)  (95,438,329)
Shares redeemed.........   (3,169,583)   (25,101,734)  (6,669,302)  (50,597,968)
Shares issued on
 reinvestment of
 distributions..........            0              0    4,141,410    28,410,070
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0    2,500,823    18,307,019
Shares issued in
 acquisition of CoreFund
 Inc. International
 Growth Fund............            0              0        7,427        64,064
--------------------------------------------------------------------------------
Net decrease............   (2,739,502)   (21,849,920)  (7,392,190)  (48,482,653)
--------------------------------------------------------------------------------
Class C
Shares sold.............    1,396,578     10,829,107      946,471     7,475,561
Shares redeemed.........   (1,578,331)   (12,298,336)    (594,348)   (4,518,373)
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0      102,170       747,667
--------------------------------------------------------------------------------
Net increase
 (decrease).............     (181,753)    (1,469,229)     454,293     3,704,855
--------------------------------------------------------------------------------
Class Y
Shares sold.............   13,098,531    104,579,420   14,864,337   121,402,695
Shares redeemed.........  (12,649,097)  (100,994,728)  (3,664,709)  (27,667,505)
Shares issued in
 acquisition of
 Evergreen International
 Equity Fund............            0              0   25,539,992   187,411,771
Shares issued in
 acquisition of CoreFund
 Inc. International
 Growth Fund............            0              0   20,732,817   179,668,118
--------------------------------------------------------------------------------
Net increase............      449,434      3,584,692   57,472,437   460,815,079
--------------------------------------------------------------------------------
Net increase
 (decrease).............               $ (40,809,386)              $537,345,179

--------------------------------------------------------------------------------
(a) For Class A, Class C and Class Y, for the period from January 20, 1998, March 6, 1998 and March 9, 1998, respectively (commencement of class opera-tions) to October 31, 1998.

Latin America Fund

                                        Year Ended October 31,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,930,232  $ 14,545,208   1,613,531  $ 15,352,461
Automatic conversion of
 Class B shares to Class A
 shares...................      34,610       210,139
Shares redeemed...........  (2,242,871)  (17,283,474) (2,045,506)  (19,559,738)
Shares issued on
 reinvestment of
 distributions............           0             0     253,396     2,718,936
-------------------------------------------------------------------------------
Net decrease..............    (278,029)   (2,528,127)   (178,579)   (1,488,341)
-------------------------------------------------------------------------------
Class B
Shares sold...............   1,066,302     7,728,794   1,117,118    10,223,995
Automatic conversion of
 Class B shares to Class A
 shares...................     (35,725)     (210,139)          0             0
Shares redeemed...........  (2,826,857)  (20,333,293) (3,992,062)  (38,151,546)
Shares issued on
 reinvestment of
 distributions............           0             0   1,410,947    14,772,617
-------------------------------------------------------------------------------
Net decrease..............  (1,796,280)  (12,814,638) (1,463,997)  (13,154,934)
-------------------------------------------------------------------------------
Class C
Shares sold...............     427,770     3,341,817     129,986     1,190,136
Shares redeemed...........    (611,544)   (4,630,544)   (537,453)   (5,288,412)
Shares issued on
 reinvestment of
 distributions............           0             0     203,815     2,133,947
-------------------------------------------------------------------------------
Net decrease..............    (183,774)   (1,288,727)   (203,652)   (1,964,329)
-------------------------------------------------------------------------------
Class Y
Shares sold...............      58,016       485,219       3,714        39,405
Shares redeemed...........     (29,686)     (260,089)          0             0
-------------------------------------------------------------------------------
Net increase..............      28,330       225,130       3,714        39,405
-------------------------------------------------------------------------------
Net decrease..............              $(16,406,362)             $(16,568,199)

--------------------------------------------------------------------------------

Perpetual International Fund (a)

                                       Year Ended October 31,
                           --------------------------------------------------
                                    1999                       1998
                           -------------------------  -----------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A (b) (c)
Shares sold...............  8,955,978  $ 146,972,039  2,862,698  $ 42,025,665
Shares redeemed........... (8,308,120)  (138,054,461)  (882,718)  (12,590,371)
Shares issued on
 reinvestment of
 distributions............          0              0     52,857       752,203
------------------------------------------------------------------------------
Net increase..............    647,858      8,917,578  2,032,837    30,187,497
------------------------------------------------------------------------------
Class B (d)
Shares sold...............     13,367        243,053          0             0
------------------------------------------------------------------------------
Net increase..............     13,367        243,053          0             0
------------------------------------------------------------------------------
Class C (b)
Shares sold...............  1,150,156     18,818,762  1,859,926    27,973,060
Shares redeemed...........   (723,566)   (11,761,221)  (380,236)   (5,482,882)
Shares issued on
 reinvestment of
 distributions............          0              0     33,872       478,262
------------------------------------------------------------------------------
Net increase..............    426,590      7,057,541  1,513,562    22,968,440
------------------------------------------------------------------------------
Class Y (b)
Shares sold...............         44            750         95         1,350
Shares redeemed...........   (390,913)    (6,130,434)  (426,754)   (5,756,280)
Shares issued on
 reinvestment of
 distributions............          0              0     11,659       165,455
------------------------------------------------------------------------------
Net decrease..............   (390,869)    (6,129,684)  (415,000)   (5,589,475)
------------------------------------------------------------------------------
Net increase..............             $  10,088,488             $ 47,566,462

--------------------------------------------------------------------------------
(a) Formerly Mentor Perpetual International Portfolio.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual International Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Perpetual International Fund. In addition, Class B shares of Mentor Perpetual International Portfolio were redesignated as Class C shares of Evergreen Perpetual International Fund.
(c) As a result of the conversion of Mentor Perpetual International Portfolio to Evergreen Perpetual International Fund, the shareholders of Mentor Per-petual International Portfolio, Class E, became owners of that number of full and fractional shares of Evergreen Perpetual International Fund, Class A, having a net asset value equal to the net asset value of their shares immediately prior to the conversion of shares.
(d) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

Precious Metals Fund

                                        Year Ended October 31,
                           ---------------------------------------------------
                                    1999                     1998 (a)
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   4,753,120  $ 53,717,724   8,349,123  $ 105,589,468
Automatic conversion of
 Class B shares to Class
 A shares................     451,153     5,261,155   5,262,793     65,498,249
Shares redeemed..........  (6,526,818)  (73,614,764) (9,374,304)  (120,653,639)
Shares issued in
 acquisition of Blanchard
 Precious Metals Fund....           0             0   2,927,140     39,424,759
-------------------------------------------------------------------------------
Net increase (decrease)..  (1,322,545)  (14,635,885)  7,164,752     89,858,837
-------------------------------------------------------------------------------
Class B
Shares sold..............   1,911,827    21,129,266   5,743,525     72,210,449
Automatic conversion of
 Class B shares to Class
 A shares................    (454,370)   (5,261,155) (5,262,793)   (65,498,249)
Shares redeemed..........  (2,506,551)  (28,224,561) (5,616,171)   (71,713,756)
Shares issued on
 reinvestment of
 distributions...........           0             0     357,072      4,759,767
-------------------------------------------------------------------------------
Net decrease.............  (1,049,094)  (12,356,450) (4,778,367)   (60,241,789)
-------------------------------------------------------------------------------
Class C
Shares sold..............   1,133,571    12,718,285     146,046      1,761,107
Shares redeemed..........  (1,142,043)  (12,835,852)    (97,906)    (1,087,497)
-------------------------------------------------------------------------------
Net increase (decrease)..      (8,472)     (117,567)     48,140        673,610
-------------------------------------------------------------------------------
Net increase (decrease)..              $(27,109,902)             $  30,290,658

--------------------------------------------------------------------------------
(a) For Class A and Class C, for the period from January 20, 1998 and January 29, 1998, respectively (commencement of class operations) to October 31, 1998.

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 1999:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Emerging Markets Growth
          Fund....................    $136,026,761       $119,513,892
         Global Leaders Fund
         U.S. Government..........               0          5,191,040
         Non-U.S. Government......     123,783,927        129,460,458
         Global Opportunities
          Fund....................     250,042,202        334,639,122
         International Growth
          Fund....................     844,108,508        819,095,249
         Latin America Fund.......      81,757,399         80,624,623
         Perpetual International
          Fund....................     177,179,318        163,783,876
         Precious Metals Fund.....      26,249,067         56,138,655

For the year ended October 31, 1999, Global Opportunities Fund and Perpetual International Fund loaned securities to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At October 31, 1999, the value of securities on loan and the value of collateral were as follows:

                                          Value of Securities  Value of
                                                on Loan       Collateral
                                          ------------------------------
         Global Opportunities Fund.......     $15,340,425     $15,173,743
         Perpetual International Fund....      16,492,576      17,284,173

On October 31, 1999, the composition of unrealized appreciation and deprecia-tion of securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                                          Gross        Gross     Net Unrealized
                              Tax       Unrealized   Unrealized   Appreciation
                              Cost     Appreciation Depreciation (Depreciation)
                              -------------------------------------------------
         Emerging
          Markets Growth
          Fund..........  $ 57,727,309 $ 10,877,855 $ 4,539,487   $  6,338,368
         Global Leaders
          Fund..........   322,868,633  137,183,654  16,762,574    120,421,080
         Global
          Opportunities
          Fund..........   149,333,805   56,572,323   4,650,938     51,921,385
         International
          Growth Fund...   607,111,268  112,427,947  21,604,772     90,823,175
         Latin America
          Fund..........    25,855,401    5,104,856   1,327,484      3,777,372
         Perpetual
          International
          Fund..........   162,027,750   26,886,436   9,400,252     17,486,184
         Precious Metals
          Fund..........    95,448,025   19,760,162  33,822,066   (14,061,904)

During the year ended October 31, 1999, Global Opportunities Fund and Perpetual International Fund earned $53,029 and $114,216, respectively, in income from securities lending.

For federal tax purposes, the following funds had capital loss carryforwards as of October 31, 1999:

                                      Capital Loss Carryforward Expiration
                                      ------------------------------------
         Emerging Markets Fund......         $10,853,315           2006
         Global Leaders Fund........             998,597           2005
         International Growth Fund..          22,838,189           2005
         Latin America Fund.........          18,780,605           2006
                                               5,971,777           2007
         Precious Metals Fund.......           4,502,429           2005
                                              50,308,129           2006
                                              33,416,250           2007

The capital loss carryforwards of Global Leaders Fund and International Growth Fund were the result of the acquisitions described in Note 6. As such, these capital loss carryforwards may not be used to offset certain gains of their re-spective Funds, in accordance with federal tax regulations.

9. EXPENSE OFFSET ARRANGEMENTS

All Funds have entered into an expense offset arrangement with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. For Perpetual Inter-national Fund, the expense offset arrangements with ESC and their custodian be-came effective on September 13, 1999 and June 14, 1999, respectively. The as-sets deposited with ESC and the custodian under these expense offset arrange-ment could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio rep-resented as a percentage of its average daily net assets were as follows:

                                            Total Fee       % of Average
                                         Credits Received Daily Net Assets
                                         ---------------------------------
         Emerging Markets Growth Fund..      $14,424            0.00%
         Global Leaders Fund...........       29,542            0.01
         Global Opportunities Fund.....       15,860            0.01
         International Growth Fund.....       33,220            0.01
         Latin America Fund............        3,514            0.01
         Perpetual International Fund..        1,623            0.00
         Precious Metals Fund..........        4,771            0.01

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capital Markets Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administra-tive agent was entitled to a fee of $20,000 per annum which was allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. On August 6, 1999, the Perpetual Inter-national Fund became party to this credit agreement. Under this agreement, the Lenders provide unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the fi-nancing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary of emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing re-strictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate dur-ing the period from and including December 1, 1999 through and including Janu-ary 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all Funds. For its assistance in arranging this financing agree-ment, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the Funds.

Below is a summary of the borrowing activity for each Fund that significantly utilized the line of credit during the year ended October 31, 1999:

                                         Interest
                                        Expense as
                                          a % of   Number of   Average   Weighted   Maximum
                                         Average   Days the     Daily    Average     Daily
                               Interest Daily Net   LOC was    Balance   Interest   Balance
                               Expense    Assets     used    Outstanding   Rate   Outstanding
                          -------------------------------------------------------------------
      Global Leaders Fund..... $516,634    0.13%      202    $8,919,759    5.71%  $31,613,000
      Global Opportunities
       Fund...................   20,919    0.01        54       342,142    5.54     5,800,000
      International Growth
       Fund...................   12,651    0.00        23       234,344    5.33    12,280,000
      Latin America Fund......      785    0.00        11        15,260    5.07       965,000
      Precious Metals Fund....   31,378    0.03        81     1,937,024    5.48     4,859,000

12. CONCENTRATION OF CREDIT RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighed in any in-dustry or sector.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Growth Fund, Evergreen Latin America Fund, Evergreen Perpetual International Fund (formerly Mentor Perpetual International Portfolio), and Ev-ergreen Precious Metals Fund, portfolios of Evergreen International Trust, as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period ended October 31, 1999 except the Evergreen Emerging Markets Growth Fund and Evergreen Global Leaders Fund for the years ended October 31, 1998 and prior, see below. These financial statements and fi-nancial highlights are the responsibility of the Funds' management. Our respon-sibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Evergreen Emerging Markets Growth Fund and Evergreen Global Leaders Fund, the statements of changes in net assets for the year ended October 31, 1998 and the financial highlights for each of the years or periods in the four-year period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green International Trust as of October 31, 1999, the results of their opera-tions, changes in their net assets and financial highlights for the periods de-scribed above, in conformity with generally accepted accounting principles.

                                    KPMG LLP

Boston, Massachusetts
December 10, 1999

                       Additional Information (Unaudited)

DISTRIBUTIONS TO SHAREHOLDERS
On December 22, 1999, International Growth Fund declared net investment income dividends, payable on December 27, 1999 to shareholders of record on December 22, 1999 of $0.112, $0.057, $0.057 and $0.136 for Class A, Class B, Class C and
Class Y, respectively.

ACQUISITION OF EVEREN BY FIRST UNION
On March 25, 1999, First Union and EVEREN Capital Corporation ("EVEREN") an-nounced an agreement to form an asset management joint venture that would com-bine the Evergreen mutual fund complex with the Mentor Investment Group.

Under the agreement, First Union would contribute its ownership interest in Ev-ergreen and Mentor and receive 95 percent ownership interest in the new ven-ture.

On April 26, 1999, First Union announced an agreement to acquire EVEREN. As part of this acquisition, Mentor would be combined with the Evergreen mutual funds complex and Mentor Funds would convert from a series of Massachusetts business trust to a Delaware business trust. On October 1, 1999, the acquisi-tion of EVEREN by First Union was completed.

SPECIAL MEETING OF SHAREHOLDERS
Special meeting of the Perpetual International Growth Fund shareholders was held on October 15, 1999. Shareholders of record on August 17, 1999 were enti-tled to notice of and to vote at the meeting and any adjournments thereof. The record date shares outstanding were 8,734,503, of which 4,452,277 (50.97% of record date shares) were voted and represented at the meeting.

During the special meeting the shareholders of the Perpetual International Growth Fund voted the following:

1. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Perpetual International Growth Fund into a correspond-ing series of Evergreen International Trust, a Delaware business trust.

2. Not applicable.

3. To approve the proposed changes to the Perpetual International Growth Fund's investment restrictions:

  3A. Diversification
  3B. Concentration
  3C. Senior Securities
  3D. Borrowing
  3E. Underwriting
  3F. Real Estate
  3G. Commodities
  3H. Lending
  3I. To reclassify as non-fundamental certain fundamental restrictions that are no longer required to be fundamental:

         3I(ii).  Margin purchases
         3I(iii). Pledging

4. To transact any other business that may properly come before the meeting or any adjournment thereof.

  The results were as follows:

          Vote 1.                                  Shares Voted % Voted
          -------------------------------------------------------------
          FOR.....................................  4,062,598    91.25%
          AGAINST.................................    188,179     4.23%
          ABSTAIN.................................    201,500     4.52%
          -------------------------------------------------------------
          TOTAL...................................  4,452,277   100.00%

                       Additional Information (Unaudited)

                                                     Shares        Shares
                                     Shares    % of   Voted  % of   Voted  % of
      Vote 3.                       Voted FOR Voted  AGAINST Voted ABSTAIN Voted
    ----------------------------------------------------------------------------
      3A........................... 4,076,132 91.55% 138,032 3.10% 238,113 5.35%
      3B........................... 4,075,884 91.55% 138,280 3.11% 238,113 5.35%
      3C........................... 4,070,202 91.42% 143,962 3.23% 238,113 5.35%
      3D........................... 4,063,269 91.26% 150,895 3.39% 238,113 5.35%
      3E........................... 4,062,932 91.26% 151,232 3.40% 238,113 5.35%
      3F........................... 4,062,833 91.25% 151,331 3.40% 238,113 5.35%
      3G........................... 4,059,463 91.18% 154,701 3.47% 238,113 5.35%
      3H........................... 4,052,749 91.03% 161,415 3.63% 238,113 5.35%
      3I(ii)....................... 4,070,312 91.42% 143,852 3.23% 238,113 5.35%
      3I(iii)...................... 4,070,312 91.42% 143,852 3.23% 238,113 5.35%

          Vote 4.   Shares Voted % Voted
          ------------------------------
          FOR        4,076,895    91.57%
          AGAINST      140,762     3.16%
          ABSTAIN      234,620     5.27%
          ------------------------------
          TOTAL      4,452,277   100.00%

 YEAR 2000
 Like other investment companies, the Funds could be adversely af-fected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this po-tential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this prob-lem.

 CHANGE IN INDEPENDENT AUDITORS
 Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as Emerging Markets Growth Fund's and Global Leaders Fund's inde-pendent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended October 31, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through June 18, 1999, there were no disagreements between the funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


 FEDERAL TAX STATUS OF DISTRIBUTIONS

 Pursuant to section 852 of the Internal Revenue Code, the Global Op-portunities Fund has designated aggregate and per share long-term capital gain distributions of $12,860,611 and $1.22, respectively, for the fiscal year ended October 31, 1999.

                                Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
High Income Fund

Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com


68804                                                        541076 12/99



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